     Registration No. 333-147848

     File No. 811-22151

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-Effective Amendment No. __     [ ]

     Post-Effective Amendment No. 2     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940     [X]

     Amendment No. 4     [X]

OPPENHEIMER TRANSITION 2040 FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X]    Immediately upon filing pursuant to paragraph (b)
[ ]     On ____________ pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     On _______________ pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)
[ ]     On _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer
LifeCycle Funds
Oppenheimer Transition 2010 Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2015 Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2020 Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Transition 2025 Fund

Prospectus dated June 26, 2009
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer LifeCycle Funds are a group of retirement funds designed for different retirement date goals. Each Fund seeks total return until its target retirement date and then seeks income and secondarily capital growth.

All references to the terms "Fund" or "Funds" throughout this prospectus refer to any and all of the Funds listed above unless otherwise indicated.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

Contents

ABOUT THE FUNDS
3	The Funds' Investment Objectives and Principal Investment Strategies
8	Main Risks of Investing in the Funds
12	The Funds' Past Performance
16	Fees and Expenses of the Funds
24	About the Funds' Investments
42	How the Funds are Managed

ABOUT YOUR ACCOUNT
44	About Your Account
45	Choosing a Share Class
52	The Price of Fund Shares
55	How to Buy, Sell and Exchange Shares
69	Dividends, Capital Gains and Taxes
71	Financial Highlights

MORE INFORMATION ABOUT THE UNDERLYING FUNDS
107	More Information About the Underlying Funds

ABOUT THE FUND

The Funds' Investment Objectives and Principal Investment Strategies

WHAT IS EACH FUND'S INVESTMENT OBJECTIVE?  Each Fund seeks total return until the target retirement date included in its name and then seeks income and secondarily capital growth.

THE FUNDS' MAIN INVESTMENT STRATEGIES.

What are "Funds of Funds"? A "fund of funds" is a mutual fund that primarily invests in other funds, which are referred to as "Underlying Funds."

The Funds are a special type of mutual fund known as a "fund of funds" because they invest in other mutual funds. Those funds are referred to as the "Underlying Funds."
Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that are chosen based on a determination by OppenheimerFunds, Inc. (the "Manager") that they could provide growth of capital and/or investment income:

Transition 2010 Fund

Underlying Fund	Asset Class	Current Target Allocation*
Oppenheimer Capital Appreciation Fund	Equity	5%
Oppenheimer Main Street Fund	Equity	10%
Oppenheimer Value Fund	Equity	16%
Oppenheimer MidCap Fund	Equity	5%
Oppenheimer Small- & Mid- Cap Value Fund	Equity	6%
Oppenheimer Global Fund	Equity	14%
Oppenheimer International Bond Fund	Fixed-Income	3%
Oppenheimer Core Bond Fund	Fixed-Income	19%
Oppenheimer Limited-Term Government Fund	Fixed-Income	17%
Oppenheimer Commodity Strategy Total Return Fund	Other	5%

Transition 2015 Fund
Underlying Fund	Asset Class	Current Target Allocation*
Oppenheimer Capital Appreciation Fund	Equity	8%
Oppenheimer Main Street Fund	Equity	10%
Oppenheimer Value Fund	Equity	20%
Oppenheimer MidCap Fund	Equity	8%
Oppenheimer Small- & Mid- Cap Value Fund	Equity	8%
Oppenheimer International Growth Fund	Equity	10%
Oppenheimer Quest International Value Fund, Inc.	Equity	3%
Oppenheimer International Bond Fund	Fixed-Income	3%
Oppenheimer Core Bond Fund	Fixed-Income	15%
Oppenheimer Limited-Term Government Fund	Fixed-Income	10%
Oppenheimer Commodity Strategy Total Return Fund	Other	5%

Transition 2020 Fund
Underlying Fund	Asset Class	Current Target Allocation*
Oppenheimer Capital Appreciation	Equity	14%
Oppenheimer Main Street Fund	Equity	10%
Oppenheimer Value Fund	Equity	20%
Oppenheimer MidCap Fund	Equity	10%
Oppenheimer Small- & Mid- Cap Value Fund	Equity	10%
Oppenheimer International Growth Fund	Equity	10%
Oppenheimer Quest International Value Fund, Inc.	Equity	5%
Oppenheimer Core Bond Fund	Fixed-Income	8%
Oppenheimer Limited-Term Government Fund	Fixed-Income	8%
Oppenheimer Commodity Strategy Total Return Fund	Other	5%

Transition 2025 Fund
Underlying Fund	Asset Class	Current Target Allocation*
Oppenheimer Capital Appreciation Fund	Equity	18%
Oppenheimer Main Street Fund	Equity	10%
Oppenheimer Value Fund	Equity	17%
Oppenheimer MidCap Fund	Equity	10%
Oppenheimer Small- & Mid- Cap Value Fund	Equity	13%
Oppenheimer International Growth Fund	Equity	5%
Oppenheimer Quest International Value Fund, Inc.	Equity	5%
Oppenheimer Developing Market Fund	Equity	5%
Oppenheimer Core Bond Fund	Fixed-Income	8%
Oppenheimer Limited-Term Government Fund	Fixed-Income	4%
Oppenheimer Commodity Strategy Total Return Fund	Other	5%

Transition 2030 Fund
Underlying Fund	Asset Class	Current Target Allocation*
Oppenheimer Capital Appreciation Fund	Equity	20%
Oppenheimer Main Street Fund	Equity	10%
Oppenheimer Developing Markets Fund	Equity	10%
Oppenheimer Value Fund	Equity	15%
Oppenheimer MidCap Fund	Equity	10%
Oppenheimer Small- & Mid- Cap Value Fund	Equity	15%
Oppenheimer International Growth Fund	Equity	5%
Oppenheimer Core Bond Fund	Fixed-Income	8%
Oppenheimer Limited-Term Government Fund	Fixed-Income	2%
Oppenheimer Commodity Strategy Total Return Fund	Other	5%

Transition 2040 Fund
Underlying Fund	Asset Class	Current Target Allocation*
Oppenheimer Capital Appreciation Fund	Equity	20%
Oppenheimer Main Street Fund	Equity	10%
Oppenheimer Value Fund	Equity	15%
Oppenheimer MidCap Fund	Equity	10%
Oppenheimer Small- & Mid- Cap Value Fund	Equity	15%
Oppenheimer International Growth Fund	Equity	5%
Oppenheimer Developing Markets	Equity	15%
Oppenheimer Core Bond Fund	Fixed-Income	4%
Oppenheimer Limited-Term Government Fund	Fixed-Income	1%
Oppenheimer Commodity Strategy Total Return Fund	Other	5%

Transition 2050 Fund
Underlying Fund	Asset Class	Current Target Allocation*
Oppenheimer Captial Appreciation Fund	Equity	20%
Oppenheimer Main Street Fund	Equity	10%
Oppenheimer Value Fund	Equity	10%
Oppenheimer MidCap Fund	Equity	10%
Oppenheimer Small- & Mid- Cap Value Fund	Equity	15%
Oppenheimer Developing Markets Fund	Equity	20%
Oppenheimer International Growth Fund	Equity	5%
Oppenheimer Core Bond Fund	Fixed-Income	4%
Oppenheimer Limited-Term Government Fund	Fixed-Income	1%
Oppenheimer Commodity Strategy Total Return Fund	Other	5%

*As of June 19, 2009

At times, the Funds may invest in other Oppenheimer equity and fixed-income funds and in Oppenheimer money market funds. The Manager may change the Funds' allocations at any time without advance notice to shareholders.

HOW DOES THE MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? Each Fund is managed based on an approximate retirement year (the "transition" date) included in its name. The Funds' investments in the Underlying Funds represent various asset classes and sectors that will change over time as the date in a given Fund's name gets closer. Each of the Funds will have, and is expected to maintain, some equity exposure. Equity securities have generally proven to offer higher rates of return, over the long term, than fixed income securities and may play a role both in preparing for and during retirement.

Shares of the Underlying Funds may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities. Allocations to individual Underlying Funds are determined by the Manager in seeking to meet the investment objective of each Fund. In response to changing market or economic conditions, the Manager may change the Underlying Funds or their weightings at any time, without prior approval from or notice to shareholders. The Manager will allocate each Fund's assets among Underlying Funds within the guidelines of each Fund's investment objective.

HOW WILL THE FUNDS CHANGE WITH YOUR CHANGING NEEDS? The Funds' allocations to various asset classes, through investments in the Underlying Funds, will become progressively more conservative over time, though not necessarily on an annual basis, as external market influences may affect target weightings and the associated overall risk of the portfolio. This approach is designed to help investors accumulate the assets needed to generate income during their retirement years. In general, under normal market circumstances, this progression is illustrated in the following chart, which reflects an investor's need to reduce investment risks as his or her retirement year approaches and the need for lower volatility in a portfolio that may be an investor's primary source of income after retirement.

The Manager will monitor the Funds' asset allocations daily and will rebalance each Fund's portfolio as needed so that it approximates the target allocations to the indicated asset classes. Each Fund's target allocations to equity and fixed income Underlying Funds are not generally expected to vary by more than plus or minus five percentage points in normal market conditions. However, the Manager may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Manager will examine relative values and prospects among Underlying Funds that invest in growth and value oriented securities, domestic and international securities, and the securities of small, mid and large cap issuers, as well as the capacity of the Underlying Funds to absorb and invest additional cash flow. New cash flows may be invested according to either the Fund's target allocations, or its current actual weightings. Each Fund's allocations will generally be rebalanced at least once every calendar year as determined by the Manager.

WHAT WILL HAPPEN AFTER THE TRANSITION DATE? After the transition date, the Funds will continue on a "glide path" to a more conservative allocation, designed to place greater emphasis on income and reduce investors' overall risks. Approximately 10 years after a Fund's stated "transition" year, the Fund's exposure to equity Underlying Funds will be at its most conservative and will remain fixed at approximately 20% of assets. At that point, approximately 75% of the Funds' portfolios will be invested in fixed income Underlying Funds and 5% may be invested in other types of Underlying Funds. The degree of risk associated with a portfolio, and thus the degree to which a Fund becomes more conservative over time, will vary depending on external market influences and their affect on target alloctations.

WHO ARE THE FUNDS DESIGNED FOR? The Funds are designed primarily for investors seeking a professionally managed investment program to simplify the accumulation of assets prior to and during retirement. In general, the Funds' investment programs assume a retirement age of 65 and expect that the investor will choose a Fund whose "transition" date is closest to the date the investor turns 65. The "transition" date of the Fund you select should not necessarily represent the specific year you intend to retire or start drawing retirement assets; rather it should be an approximate guide.

To accommodate a wider range of investor preferences and retirement time horizons than is possible with a single fund, the Oppenheimer LifeCycle Funds offer seven Funds with different combinations of asset allocations to provide the growth potential of equities, the income potential of bonds, and the relative stability of short term bond funds. Choosing a Fund with an earlier transition date represents a more conservative choice; choosing a Fund with a later transition date represents a more aggressive choice.

Investors should realize that the Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering retirement, including when to retire, what their retirement needs will be, and what other sources of income they may have.

Main Risks of Investing in the Funds

All investments have some degree of risk. The values of the Funds' shares fluctuate as the values of the Funds' investments change, and may decline. The value of a Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause a Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Funds.

The following summarizes the main risks that the Funds are subject to based on their investments in the Underlying Funds.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of a Fund's investments and therefore the value of the Fund's shares. To the extent that a Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investments of each of the Underlying Funds are described in the section "More Information About the Underlying Funds." The main risks of the Underlying Funds' investments are summarized in this prospectus. There is no guarantee that any Underlying Fund will achieve its investment objective.

The Underlying Funds will pursue their investment objectives and policies without the approval of the Funds. If an Underlying Fund were to change its investment objective or policies, one or more of the Funds may be forced to sell their shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge upon request by contacting OppenheimerFunds Services at the toll free number on the back cover of this prospectus. Certain Underlying Fund documents can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

ALLOCATION RISK. Each Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds and other investments. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

MARKET RISKS. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

MAIN RISKS OF INVESTING IN EQUITY SECURITIES. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and their short-term volatility at times may be great. The prices of individual equity securities do not all move in the same direction uniformly or at the same time; for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Different stock markets may behave differently from each other. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate in response to events affecting the market for those types of securities.

MAIN RISKS OF INVESTING IN FIXED-INCOME SECURITIES. Fixed-income securities (also referred to as "debt securities") held by the Underlying Funds may be subject to credit risk, interest rate risk, and prepayment risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. The magnitude of these fluctuations will usually be greater for longer-term debt securities than shorter-term debt securities. When interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate.

MAIN RISKS OF FOREIGN INVESTING. While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

The Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Underlying Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Funds and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

     Special Risks of Developing and Emerging Markets. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

AFFILIATED PORTFOLIO RISK. In managing the Funds, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager's fund-of-funds committee monitors the investment process, identifies, addresses and resolves any potential issues and reports to the Boards of the Funds and of each Underlying Fund at least annually.

There is no assurance that a Fund will achieve its investment objective. The risks described above are risks to the Funds' overall portfolios. These are generally different from the risks of any one Underlying Fund. While each Underlying Fund has certain risk characteristics, the Manager's strategy of allocating the Funds' assets to different Underlying Funds may allow those risks to be offset to some extent.

Each Fund's risk profile will generally seek to become more conservative over time. Oppenheimer Transition 2010 Fund represents the most conservative investment strategy, while Oppenheimer Transition 2050 Fund is the most aggressive.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Funds' Past Performance

The bar charts and tables below show one measure of the risks of investing in each Fund by showing changes in Fund performance. The bar charts show the yearly performance of the Funds' Class A shares for each full calendar year since a Fund's inception.

The tables show the average annual total returns of each class of a Fund's shares before taxes compared to a broad-based market index. After-tax returns are also shown for the Funds' Class A shares. They are calculated using the highest individual federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Funds' past investment performance, before and after taxes, is not necessarily an indication of how they will perform in the future.

Because Oppenheimer Transition 2025 Fund, Oppenheimer Transition 2040 Fund and Oppenheimer Transition 2050 Fund commenced operations on March 4, 2008, prior performance information for a full calendar year is not yet available.

Transition 2010 Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 4.99% (2nd qtr 07) and the lowest return before taxes for a calendar quarter was -27.00% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was -7.46%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of class
Class A Shares (inception 12/15/06)
Return Before Taxes	(44.69%)	(22.72%)
Return After Taxes on Distributions	(44.76%)	(23.17%)
Return After Taxes on Distributions and Sale of Fund Shares	(28.98%)	(18.94%)
Class B Shares (inception 12/15/06)	(44.69%)	(22.21%)
Class C Shares (inception 12/15/06)	(42.41%)	(21.11%)
Class N Shares (inception 12/15/06)	(42.09%)	(20.69%)
Class Y Shares (inception 12/15/06)	(41.23%)	(20.31%)
S&P 500 Index	(36.99%)	(17.25%)*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	5.24%	5.55%*
(reflects no deduction for fees, expenses or taxes)

*From 11/30/06.

The average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the S&P 500® Index, an unmanaged index of equity securities and the Barclays Capital Aggregate Bond Index, an unmanaged, broad-based index of investment grade corporate debt. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The calculation of the Fund's performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% for the "1 Year" and "Life of Class" periods; and for Class C and Class N, the 1% contingent deferred sales charge for the "1 Year" period. There is no sales charge for Class Y shares.

Transition 2015 Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 5.51% (2nd qtr 07) and the lowest return before taxes for a calendar quarter was -27.70% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was -6.90%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of class
Class A Shares (inception 12/15/06)
Return Before Taxes	(46.22%)	(23.42%)
Return After Taxes on Distributions	(46.28%)	(23.81%)
Return After Taxes on Distributions and Sale of Fund Shares	(29.96%)	(19.48%)
Class B Shares (inception 12/15/06)	(46.25%)	(22.94%)
Class C Shares (inception 12/15/06)	(44.04%)	(21.82%)
Class N Shares (inception 12/15/06)	(43.69%)	(21.37%)
Class Y Shares (inception 12/15/06)	(42.76%)	(20.98%)
S&P 500 Index	(36.99%)	(17.25%)*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	5.24%	5.55%*
(reflects no deduction for fees, expenses or taxes)

*From 11/30/06

The average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the S&P 500® Index, an unmanaged index of equity securities and the Barclays Capital Aggregate Bond Index, an unmanaged, broad-based index of investment grade corporate debt. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The calculation of the Fund's performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% for the "1 Year" and "Life of Class" periods; and for Class C and Class N, the 1% contingent deferred sales charge for the "1 Year" period. There is no sales charge for Class Y shares.

Transition 2020 Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 6.00% (2nd qtr 07) and the lowest return before taxes for a calendar quarter was -27.55% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was -6.43%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of class
Class A Shares (inception 12/15/06)
Return Before Taxes	(46.80%)	(23.55%)
Return After Taxes on Distributions	(46.94%)	(23.96%)
Return After Taxes on Distributions and Sale of Fund Shares	(30.34%)	(19.60%)
Class B Shares (inception 12/15/06)	(46.84%)	(23.08%)
Class C Shares (inception 12/15/06)	(44.54%)	(21.90%)
Class N Shares (inception 12/15/06)	(44.24%)	(21.47%)
Class Y Shares (inception 12/15/06)	(43.30%)	(21.06%)
S&P 500 Index	(36.99%)	(17.25%)*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	5.24%	5.55%*
(reflects no deduction for fees, expenses or taxes)

*From 11/30/06

The average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the S&P 500® Index, an unmanaged index of equity securities and the Barclays Capital Aggregate Bond Index, an unmanaged, broad-based index of investment grade corporate debt. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The calculation of the Fund's performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% for the "1 Year" and "Life of Class" periods; and for Class C and Class N, the 1% contingent deferred sales charge for the "1 Year" period. There is no sales charge for Class Y shares.

Transition 2030 Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 6.76% (2nd qtr 07) and the lowest return before taxes for a calendar quarter was -28.50% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was -5.10%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of class
Class A Shares (inception 12/15/06)
Return Before Taxes	(47.67%)	(23.80%)
Return After Taxes on Distributions	(47.85%)	(24.19%)
Return After Taxes on Distributions and Sale of Fund Shares	(30.91%)	(19.82%)
Class B Shares (inception 12/15/06)	(47.71%)	(23.34%)
Class C Shares (inception 12/15/06)	(45.45%)	(22.16%)
Class N Shares (inception 12/15/06)	(45.11%)	(21.74%)
Class Y Shares (inception 12/15/06)	(44.21%)	(21.21%)
S&P 500 Index	(36.99%)	(17.25%)*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	5.24%	5.55%*
(reflects no deduction for fees, expenses or taxes)

*From 11/30/06

The average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the S&P 500® Index, an unmanaged index of equity securities and the Barclays Capital Aggregate Bond Index, an unmanaged, broad-based index of investment grade corporate debt. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The calculation of the Fund's performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% for the "1 Year" and "Life of Class" periods; and for Class C and Class N, the 1% contingent deferred sales charge for the "1 Year" period. There is no sales charge for Class Y shares.

Fees and Expenses of the Funds

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from a Fund's assets, all shareholders pay those expenses indirectly. In addition, the Fund indirectly bears its pro-rata share of fees and expenses from its investments in the Underlying Funds.

The numbers below are based on each Fund's expenses during its fiscal year ended February 28, 2009. Expenses may vary in future years.

Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]	1%[4]	None

Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Transition 2010 Fund	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	N/A
Other Expenses[6]	0.51%	0.61%	0.88%	0.52%	0.45%
Acquired Fund Fees and Expenses[7]	0.60%	0.60%	0.60%	0.60%	0.60%
Total Annual Operating Expenses[8]	1.36%	2.21%	2.48%	1.62%	1.05%

Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Transition 2015 Fund	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	N/A
Other Expenses[6]	0.49%	0.56%	0.73%	0.60%	0.32%
Acquired Fund Fees and Expenses[7]	0.64%	0.64%	0.64%	0.64%	0.64%
Total Annual Operating Expenses[8]	1.38%	2.20%	2.37%	1.74%	0.96%

Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Transition 2020 Fund	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	N/A
Other Expenses[6]	0.48%	0.59%	0.59%	0.41%	0.24%
Acquired Fund Fees and Expenses[7]	0.65%	0.65%	0.65%	0.65%	0.65%
Total Annual Operating Expenses[8]	1.38%	2.24%	2.24%	1.56%	0.89%

Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Transition 2025 Fund	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.17%	0.84%	0.96%	0.48%	N/A
Other Expenses[6]	1.34%	3.42%	2.05%	1.33%	1.34%
Acquired Fund Fees and Expenses[7]	0.63%	0.63%	0.63%	0.63%	0.63%
Total Annual Operating Expenses[8]	2.14%	4.89%	3.64%	2.44%	1.97%

Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Transition 2030 Fund	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	N/A
Other Expenses[6]	0.58%	0.70%	0.65%	0.53%	0.29%
Acquired Fund Fees and Expenses[7]	0.68%	0.68%	0.68%	0.68%	0.68%
Total Annual Operating Expenses[8]	1.51%	2.38%	2.33%	1.71%	0.97%

Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Transition 2040 Fund	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.16%	0.88%	0.97%	0.48%	N/A
Other Expenses[6]	1.62%	2.67%	2.29%	1.56%	1.38%
Acquired Fund Fees and Expenses[7]	0.65%	0.65%	0.65%	0.65%	0.65%
Total Annual Operating Expenses[8]	2.43%	4.20%	3.91%	2.69%	2.03%

Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Transition 2050 Fund	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.12%	0.86%	0.92%	0.45%	N/A
Other Expenses[6]	2.74%	3.43%	5.20%	3.03%	2.37%
Acquired Fund Fees and Expenses[7]	0.65%	0.65%	0.65%	0.65%	0.65%
Total Annual Operating Expenses[8]	3.51%	4.94%	6.77%	4.13%	3.02%

1.  A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details.
2.  Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.  Applies to shares redeemed within 12 months of purchase.
4.  Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.  The "Management Fees" information in the table above reflects the fact that the Funds do not pay any direct management fees.
6.  "Other Expenses" include transfer agent fees, custodial fees, audit and legal expenses that each Fund pays. The transfer agent has voluntarily undertaken to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of each Fund. This undertaking may be amended or withdrawn at any time. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.
7.  "Acquired Fund Fees and Expenses" are fees that the Funds incur indirectly through their investments in shares of the Underlying Funds and Oppenheimer Institutional Money Market Fund. They are based on the total annual expense ratios of those funds in which a Fund invested during its most recent fiscal year, without giving effect to any waivers or reimbursements. Any material change to a Fund's asset allocations to the Underlying Funds or to Oppenheimer Institutional Money Market Fund could increase or decrease the Acquired Fund Fees and Expenses. For purposes of this table, the term "Acquired Fund Fees and Expenses" is intended to cover mutual funds, hedge funds, private equity funds, and certain other pooled investment vehicles, but not securities, such as structured finance products, collateralized debt obligations or other securities not traditionally considered investment companies or private investment companies.
8.  The Manager has voluntarily undertaken to limit these expenses for all classes of shares so that Total Annual Operating Expenses, as a percentage of average daily net assets, will not exceed 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% for Class Y shares. Those expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of each Fund's business. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and Oppenheimer Institutional Money Market Fund. The Manager may modify or terminate this undertaking at any time without notice to shareholders, but will not recover waived fees in subsequent fiscal periods. After the waivers the actual Total Annual Operating Expenses were as follows:

	Class A	Class B	Class C	Class N	Class Y
Oppenheimer Transition 2010 Fund	1.35%	2.19%	2.26%	1.62%	1.05%
Oppenheimer Transition 2015 Fund	1.37%	2.19%	2.25%	1.71%	0.96%
Oppenheimer Transition 2020 Fund	1.38%	2.23%	2.23%	1.55%	0.89%
Oppenheimer Transition 2025 Fund	1.50%	2.25%	2.25%	1.75%	1.25%
Oppenheimer Transition 2030 Fund	1.48%	2.25%	2.25%	1.65%	0.95%
Oppenheimer Transition 2040 Fund	1.50%	2.25%	2.25%	1.75%	1.25%
Oppenheimer Transition 2050 Fund	1.50%	2.25%	2.25%	1.75%	1.25%

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of a Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Funds' expenses will vary over time, and your actual costs may be higher or lower.

The first example for each Fund assumes that you redeem all of your shares at the end of the periods. The second example assumes that you keep your shares. Based on these assumptions your expenses would be as follows:

Transition 2010 Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$984	$1,282	$2,126
Class B Shares	$727	$999	$1,398	$2,152*
Class C Shares	$354	$782	$1,337	$2,851
Class N Shares	$266	$515	$888	$1,937
Class Y Shares	$108	$336	$582	$1,289

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$984	$1,282	$2,126
Class B Shares	$227	$699	$1,198	$2,152*
Class C Shares	$254	$782	$1,337	$2,851
Class N Shares	$166	$515	$888	$1,937
Class Y Shares	$108	$336	$582	$1,289

Transition 2015 Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class B Shares	$726	$996	$1,392	$2,156*
Class C Shares	$343	$748	$1,280	$2,738
Class N Shares	$278	$553	$952	$2,069
Class Y Shares	$98	$307	$533	$1,184

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class B Shares	$226	$696	$1,192	$2,156*
Class C Shares	$243	$748	$1,280	$2,738
Class N Shares	$178	$553	$952	$2,069
Class Y Shares	$98	$307	$533	$1,184

Transition 2020 Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class B Shares	$730	$1,008	$1,413	$2,179*
Class C Shares	$330	$708	$1,213	$2,603
Class N Shares	$260	$496	$856	$1,871
Class Y Shares	$91	$285	$495	$1,101

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class B Shares	$230	$708	$1,213	$2,179*
Class C Shares	$230	$708	$1,213	$2,603
Class N Shares	$160	$496	$856	$1,871
Class Y Shares	$91	$285	$495	$1,101

Transition 2025 Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$782	$1,213	$1,670	$2,930
Class B Shares	$1,001	$1,805	$2,712	$3,937*
Class C Shares	$473	$1,135	$1,917	$3,968
Class N Shares	$350	$770	$1,316	$2,810
Class Y Shares	$202	$624	$1,073	$2,318

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$782	$1,213	$1,670	$2,930
Class B Shares	$501	$1,505	$2,512	$3,937*
Class C Shares	$373	$1,135	$1,917	$3,968
Class N Shares	$250	$770	$1,316	$2,810
Class Y Shares	$202	$624	$1,073	$2,318

Transition 2030 Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$721	$1,028	$1,357	$2,286
Class B Shares	$744	$1,051	$1,485	$2,325*
Class C Shares	$339	$736	$1,260	$2,697
Class N Shares	$275	$543	$936	$2,036
Class Y Shares	$99	$310	$539	$1,195

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$721	$1,028	$1,357	$2,286
Class B Shares	$244	$751	$1,285	$2,325*
Class C Shares	$239	$736	$1,260	$2,697
Class N Shares	$175	$543	$936	$2,036
Class Y Shares	$99	$310	$539	$1,195

Transition 2040 Fund

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$810	$1,298	$1,811	$3,213
Class B Shares	$931	$1,602	$2,387	$3,721*
Class C Shares	$501	$1,215	$2,048	$4,210
Class N Shares	$376	$846	$1,444	$3,062
Class Y Shares	$208	$643	$1,104	$2,382

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$810	$1,298	$1,811	$3,213
Class B Shares	$431	$1,302	$2,187	$3,721*
Class C Shares	$401	$1,215	$2,048	$4,210
Class N Shares	$276	$846	$1,444	$3,062
Class Y Shares	$208	$643	$1,104	$2,382

Transition 2050 Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$914	$1,608	$2,322	$4,203
Class B Shares	$1,006	$1,820	$2,735	$4,520*
Class C Shares	$794	$2,045	$3,349	$6,412
Class N Shares	$523	$1,281	$2,154	$4,403
Class Y Shares	$310	$947	$1,610	$3,386

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$914	$1,608	$2,322	$4,203
Class B Shares	$506	$1,520	$2,535	$4,520*
Class C Shares	$694	$2,045	$3,349	$6,412
Class N Shares	$423	$1,281	$2,154	$4,403
Class Y Shares	$310	$947	$1,610	$3,386

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges. There is no sales charge on Class Y shares.

* Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

In evaluating the Funds' expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer other types of investment benefits to individuals without incurring the expense and inconvenience of buying and selling individual securities on your own. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase a Fund's overall expenses, which are indirectly borne by all of a Fund's shareholders.

About the Funds' Investments

The allocation of the Funds' portfolios among different types of investments will vary over time and a Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

THE FUNDS' PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Funds and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Funds expect their portfolios to be subject to as a whole.

INVESTMENTS IN THE UNDERLYING FUNDS. Under normal circumstances, each Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds is chosen based on the Manager's determination that they could provide the diversification needed to implement each Fund's allocation strategy. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and each Fund's allocations to the Underlying Funds may change from time to time without approval by Fund shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by a Fund.

COMMON STOCK AND OTHER EQUITY INVESTMENTS. Some of the Underlying Funds may invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment grade by nationally recognized rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

FIXED-INCOME INVESTMENTS. Certain of the Underlying Funds emphasize investments in debt securities, such as government securities and corporate bonds and debentures. The Underlying Funds might also buy short-term debt securities for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions of the Underlying Fund's shares. Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities. These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of the Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. An Underlying Fund may also buy zero-coupon or "stripped" securities, which may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will prepay the loans that underlie these securities more quickly than expected, causing the issuer of the security to repay the principal to the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment represented by the premium. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the values of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment-grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service, Inc. or "BBB" by Standard & Poor's Ratings Services or have comparable ratings by other nationally-recognized rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment-grade may have a greater risk that the issuers might default on their obligations to pay interest or repay principle. There may be less of a market for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share price and the income it earns.

Foreign Fixed-Income Securities. Some of the Underlying Funds primarily invest in foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Underlying Fund's foreign debt investments may be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government. Debt securities of issuers in developing or emerging markets countries may have a higher risk of default and some may be considered speculative.

Domestic Fixed-Income Securities. Some of the Underlying Funds invest primarily in debt securities issued by U.S. companies, the U.S. government or U.S. government agencies. Their investments in U.S. government securities may include U.S. Treasury securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including collateralized mortgage obligations (CMOs) and other mortgage-related securities. The U.S. corporate debt securities that certain Underlying Funds may buy include U.S. commercial paper and asset-backed securities. Commercial paper is short-term corporate debt and asset-backed securities are interests in pools of consumer loans and other trade receivables. Mortgage-related and asset-backed securities are subject to additional risks that can affect the income stream from those securities as well as their values.

GROWTH INVESTING. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

RISKS OF GROWTH INVESTING. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

VALUE INVESTING. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

RISKS OF SMALL- AND MID-SIZED COMPANIES. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in Underlying Funds' prospectuses. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of these funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

INDUSTRY AND REGIONAL FOCUS. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

NON-DIVERSIFICATION. While the Funds are "diversified" funds under the Investment Company Act of 1940, two of the Underlying Funds, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund, are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds. To the extent that an Underlying Fund invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

OTHER INVESTMENT STRATEGIES AND RISKS. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

EQUITY INVESTMENTS

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Risks of Technology Stocks. Certain Underlying Funds may invest in technology stocks. The types of companies the portfolio managers of those Underlying Funds consider to be technology companies can be expected to change over time as developments in technology occur. Technology companies and companies having significant investments in technology are particularly vulnerable to the risks of technology markets and economic events that affect those markets. The technology sector has historically exhibited great fluctuation in valuations. The stock prices of technology companies have been highly volatile, largely due to the rapid pace of product changes and developments within the sector. That price volatility may be expected to continue into the future.

Some technological developments may never become commercially successful or may rapidly become obsolete. Technologies that are dependent on consumer demand may also be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may be adversely affected by international, federal and state regulations.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, an Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than an Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Risks of Investing in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. The Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

FIXED-INCOME INVESTMENTS

Money Market Instruments. The Funds and some of the Underlying Funds can invest in "money market instruments." Money market instruments are short-term, high-quality, dollar-denominated debt instruments, issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities, that meet the quality, maturity, diversification and other standards that apply to money market funds under the Investment Company Act. Money market instruments include bank obligations, repurchase agreements, commercial paper, and other corporate and governmental debt obligations. They may have fixed, variable or floating interest rates. Money market instruments do not generate capital growth when held to maturity.

U.S. Government Securities. Certain Underlying Funds may invest their assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States Government for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll") a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

Zero-Coupon and "Stripped" Securities. Some of the U.S. government debt securities that certain Underlying Funds may buy are zero-coupon bonds, which pay no interest and are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. Some of the Underlying Funds may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only and principal-only securities are particularly sensitive to changes in interest rates.

Private-Issuer Securities. Certain Unterlying Funds can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, other assets or receivables. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, other assets or receivables that make up the pool. The trust or other issuer passes the income from the underlying pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

      "Structured" Notes. "Structured" notes are specially-designed derivative debt investments. The terms of the instrument may be "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security, or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower (referred to as "counter-party" risk) and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the Fund might receive less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

Some Underlying Funds may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to foreign or U.S. companies. Participation interests are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If a fund purchases a participation interest, it may be only able to enforce its rights through the lender. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust's credit risks as well as the credit risks of the underlying loans.

No Underlying Fund will invest more than 5% of its net assets in participation interests in loans to any one borrower.

Repurchase Agreements. Certain Underlying Funds may also enter into repurchase agreements. In a repurchase transaction, the Underlying Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Underlying Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Underlying Fund's ability to liquidate the collateral may be delayed or limited.

DERIVATIVE INVESTMENTS

The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

Oppenheimer International Growth Fund can invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Some Underlying Funds may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under option. An Underlying Fund may have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that also sell put options must identify liquid assets to cover any put options they sell.

Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at expiration of the contract. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Generally, the Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments. If an Underlying Fund were to sell a swap it owned to a third party, it would still remain primarily liable for the obligations under the swap contract.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, an Underlying Fund may lose money.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. The Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Class Y shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Funds and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Loans of Portfolio Securities. The Underlying Funds may loan their portfolio securities to brokers, dealers and financial institutions to seek income. Certain Underlying Funds have entered into a securities lending agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Underlying Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that it may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Underlying Funds' portfolio loans must comply with the collateralization and other requirements of the securities lending agreement, its securities lending procedures and applicable government regulations.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Funds or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Funds' or the Underlying Funds' investment activities and affect their performance.

Investments in Oppenheimer Institutional Money Market Fund. The Funds and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Funds and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Funds or the Underlying Funds directly. At the time of an investment, a Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Funds and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, a Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, a Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. A Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent a Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Funds and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If a Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of each Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Funds' portfolio turnover rates during past fiscal years.

CHANGES TO THE FUNDS' INVESTMENT POLICIES. A Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, a Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Funds' investment objectives are not fundamental policies but will not be changed by a Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Funds' Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

PORTFOLIO HOLDINGS

Each Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Funds also disclose their portfolio holdings in their Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of a Fund's first and third fiscal quarters. Therefore, each Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information.

How the Funds are Managed

THE MANAGER. As the manager of the Funds, OppenheimerFunds, Inc. chooses each Fund's investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with each Fund that states the Manager's responsibilities. Each agreement sets the fees a Fund pays to the Manager and describes the expenses that a Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than 6 million shareholder accounts as of March 31, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreements, the Manager does not charge a management fee to the Funds. However the Manager collects indirect management fees from the Funds' investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund. As of February 28, 2009, the weighted indirect management fees collected from the Underlying Funds and the Funds' investment in Oppenheimer Institutional Money Market Fund, as a percent of average daily net assets of the Funds, were as follows:

	Class A	Class B	Class C	Class N	Class Y
Transition 2010 Fund	0.54%	0.54%	0.54%	0.54%	0.54%
Transition 2015 Fund	0.55%	0.55%	0.55%	0.55%	0.55%
Transition 2020 Fund	0.57%	0.57%	0.57%	0.57%	0.57%
Transition 2025 Fund	0.59%	0.59%	0.59%	0.59%	0.59%
Transition 2030 Fund	0.59%	0.59%	0.59%	0.59%	0.59%
Transition 2040 Fund	0.61%	0.61%	0.61%	0.61%	0.61%
Transition 2050 Fund	0.62%	0.62%	0.62%	0.62%	0.62%

The Manager has voluntarily agreed to waive fees and/or reimburse each Fund for certain expenses so that the Total Annual Operating Expenses, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% for Class Y shares.

The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business. The Manager is not required to waive or reimburse fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds and in Oppenheimer Institutional Money Market Fund.

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in each Fund's Semi-Annual Report to shareholders for the period ended August 31, 2008.

Portfolio Managers. The Funds are managed by a team of investment professionals including Alan C. Gilston, Jerry A. Webman, and Alex Kurinets who are primarily responsible for the day-to-day management of the Funds' investments. Dr. Webman has been a Vice President of the Funds and a member of the Funds' portfolio management team since their inception. Mr. Gilston has been a member of the Funds' portfolio management team since February 2009 and a Vice President of the Fund since March 2009. Mr. Kurinets has been a member of the Funds' portfolio management team since November 2007.

     Mr. Gilston has been a member of the Fund's portfolio management team since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and has been a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Dr. Webman has been Chief Economist of the Manager since May 2006, a member of the Manager's Asset Allocation Committee since April 2005, Senior Vice President of the Manager since February 1996 and was Senior Investment Officer and Director of the Manager's Fixed Income Investments from 1997 to 2008. Dr. Webman is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex

Mr. Kurinets has been an Internal Research Analyst for the Manager's Equity Risk Management Team since 2002. Prior to joining the Manager, Mr. Kurinets was an Equity Trading Analyst at Schonfeld Securities from 2000 to 2002. Mr. Kurinets is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of each Fund's shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying Fund.

ABOUT YOUR ACCOUNT

About Your Account

All references to the "Fund" below refer to each of the Funds unless otherwise indicated.

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C, or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $200 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:

               ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

        A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2007 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases after March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day the it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Sales Charge Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial adviser or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that compensates the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Underlying Funds (and indirectly from the Fund). Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial adviser, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds (including the Underlying Funds) attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund, the Underlying Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

 TAXES. Dividend and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Underlying Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of an Underlying Fund's assets are invested in stocks and securities of foreign corporations or governments, that Underlying Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their federal income tax returns for the foreign taxes paid by the Underlying Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable years beginning before January 1, 2010, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Financial Highlights Tables

Oppenheimer Transition 2010 Fund
	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.61	$10.09	$10.00
Income (loss) from investment operations:
Net investment income[2]	.11	.19	.02
Net realized and unrealized gain (loss)	(4.42)	(.34)	.07
Total from investment operations	(4.31)	(.15)	.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.32)	--
Distributions from net realized gain	(.04)	(.01)	--
Total dividends and/or distributions to shareholders	(.05)	(.33)	--
Net asset value, end of period	$5.25	$9.61	$10.09

Total Return, at Net Asset Value[3]	(44.97)%	(1.77)%	0.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,861	$4,056	$1,407
Average net assets (in thousands)	$6,201	$3,363	$1,164
Ratios to average net assets:[4]
Net investment income	1.40%	1.84%	0.75%
Total expenses[5]	0.76%	1.53%	8.49%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.91%	0.90%
Portfolio turnover rate	32%	38%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 1.36%
Year Ended February 29, 2008 2.12%
Period Ended February 28, 2007 9.09%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.57	$10.08	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.18	--[3]
Net realized and unrealized gain (loss)	(4.36)	(.42)	.08
Total from investment operations	(4.35)	(.24)	.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.26)	--
Distributions from net realized gain	(.04)	(.01)	--
Total dividends and/or distributions to shareholders	(.04)	(.27)	--
Net asset value, end of period	$5.18	$9.57	$10.08

Total Return, at Net Asset Value[4]	(45.54)%	(2.60)%	0.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$588	$892	$11
Average net assets (in thousands)	$861	$356	$ 4
Ratios to average net assets:[5]
Net investment income (loss)	0.13%	1.78%	(0.07)%
Total expenses[6]	1.61%	2.65%	82.86%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.65%	1.54%
Portfolio turnover rate	32%	38%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 2.21%
Year Ended February 29, 2008 3.24%
Period Ended February 28, 2007 83.46%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.56	$10.08	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.05	.22	(.01)
Net realized and unrealized gain (loss)	(4.39)	(.46)	.09
Total from investment operations	(4.34)	(.24)	.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.27)	--
Distributions from net realized gain	(.04)	(.01)	--
Total dividends and/or distributions to shareholders	(.04)	(.28)	--
Net asset value, end of period	$5.18	$9.56	$10.08

Total Return, at Net Asset Value[3]	(45.48)%	(2.61)%	0.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,835	$1,585	$134
Average net assets (in thousands)	$2,601	$ 713	$ 55
Ratios to average net assets:[4]
Net investment income (loss)	0.65%	2.12%	(0.24)%
Total expenses[5]	1.88%	2.35%	24.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	1.61%	1.65%
Portfolio turnover rate	32%	38%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 2.48%
Year Ended February 29, 2008 2.94%
Period Ended February 28, 2007 24.90%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.61	$10.09	$10.00
Income (loss) from investment operations:
Net investment income[2]	.11	.27	.01
Net realized and unrealized gain (loss)	(4.44)	(.46)	.08
Total from investment operations	(4.33)	(.19)	.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	--[3]	(.28)	--
Distributions from net realized gain	(.04)	(.01)	--
Total dividends and/or distributions to shareholders	(.04)	(.29)	--
Net asset value, end of period	$5.24	$9.61	$10.09

Total Return, at Net Asset Value[4]	(45.11)%	(2.15)%	0.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,985	$2,074	$1
Average net assets (in thousands)	$5,289	$1,090	$1
Ratios to average net assets:[5]
Net investment income	1.52%	2.64%	0.53%
Total expenses[6]	1.02%	1.28%	141.69%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.15%	1.14%
Portfolio turnover rate	32%	38%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 1.62%
Year Ended February 29, 2008 1.87%
Period Ended February 28, 2007 142.29%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.65	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[2]	.08	.12	.02
Net realized and unrealized gain (loss)	(4.41)	(.26)	.08
Total from investment operations	(4.33)	(.14)	.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.30)	--
Distributions from net realized gain	(.04)	(.01)	--
Total dividends and/or distributions to shareholders	(.04)	(.31)	--
Net asset value, end of period	$5.28	$9.65	$10.10

Total Return, at Net Asset Value[3]	(44.95)%	(1.65)%	1.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29	$48	$1
Average net assets (in thousands)	$46	$51	$1
Ratios to average net assets:[4]
Net investment income	0.96%	1.16%	1.00%
Total expenses[5]	0.45%	1.10%	140.80%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.64%	0.49%
Portfolio turnover rate	32%	38%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 1.05%
Year Ended February 29, 2008 1.69%
Period Ended February 28, 2007 141.40%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Oppenheimer Transition 2015 Fund
	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.70	$10.18	$10.00
Income (loss) from investment operations:
Net investment income[2]	.08	.15	.01
Net realized and unrealized gain (loss)	(4.56)	(.34)	.17
Total from investment operations	(4.48)	(.19)	.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.29)	--
Distributions from net realized gain	(.05)	--	--
Net asset value, end of period	$5.17	$9.70	$10.18

Total Return, at Net Asset Value[3]	(46.29)%	(2.12)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,344	$7,533	$2,177
Average net assets (in thousands)	$10,329	$5,227	$1,362
Ratios to average net assets:[4]
Net investment income	1.01%	1.45%	0.25%
Total expenses[5]	0.74%	1.03%	6.99%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.83%	0.87%
Portfolio turnover rate	38%	24%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 20091.38%
Year Ended February 29, 20081.66%
Period Ended February 28, 20077.62%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.66	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	--[3]	.10	(.01)
Net realized and unrealized gain (loss)	(4.50)	(.38)	.18
Total from investment operations	(4.50)	(.28)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.23)	--
Distributions from net realized gain	(.05)	--	--
Net asset value, end of period	$5.11	$9.66	$10.17

Total Return, at Net Asset Value[4]	(46.69)%	(2.92)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,539	$1,263	$139
Average net assets (in thousands)	$1,825	$ 623	$ 20
Ratios to average net assets:[5]
Net investment income (loss)	0.06%	0.95%	(0.57%)
Total expenses[6]	1.56%	2.49%	52.30%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.62%	1.55%
Portfolio turnover rate	38%	24%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 20092.20%
Year Ended February 29, 20083.12%
Period Ended February 28, 200752.93%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.65	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.03	.17	(.01)
Net realized and unrealized gain (loss)	(4.53)	(.44)	.18
Total from investment operations	(4.50)	(.27)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.25)	--
Distributions from net realized gain	(.05)	--	--
Net asset value, end of period	$5.10	$9.65	$10.17

Total Return, at Net Asset Value[3]	(46.74)%	(2.88)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,946	$1,994	$99
Average net assets (in thousands)	$3,006	$ 862	$60
Ratios to average net assets:[4]
Net investment income (loss)	0.34%	1.67%	(0.65%)
Total expenses[5]	1.73%	2.03%	17.07%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.52%	1.62%
Portfolio turnover rate	38%	24%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 20092.37%
Year Ended February 29, 20082.66%
Period Ended February 28, 200717.70%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.68	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.20	--[3]
Net realized and unrealized gain (loss)	(4.56)	(.44)	.18
Total from investment operations	(4.48)	(.24)	.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.26)	--
Distributions from net realized gain	(.05)	--	--
Net asset value, end of period	$5.15	$9.68	$10.18

Total Return, at Net Asset Value[4]	(46.38)%	(2.52)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,020	$1,510	$19
Average net assets (in thousands)	$3,491	$783	$5
Ratios to average net assets:[5]
Net investment income	1.09%	1.95%	0.02%
Total expenses[6]	1.10%	1.16%	42.59%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.09%	1.12%
Portfolio turnover rate	38%	24%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 20091.74%
Year Ended February 29, 20081.79%
Period Ended February 28, 200743.22%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.72	$10.19	$10.00
Income (loss) from investment operations:
Net investment income[2]	.07	.22	.01
Net realized and unrealized gain (loss)	(4.54)	(.40)	.18
Total from investment operations	(4.47)	(.18)	.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.29)	--
Distributions from net realized gain	(.05)	--	--
Net asset value, end of period	$5.20	$9.72	$10.19

Total Return, at Net Asset Value[3]	(46.09)%	(2.02)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163	$188	$1
Average net assets (in thousands)	$165	$ 74	$1
Ratios to average net assets:[4]
Net investment income	0.91%	2.08%	0.48%
Total expenses[5]	0.32%	0.75%	110.56%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.32%	0.61%	0.55%
Portfolio turnover rate	38%	24%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 20090.96%
Year Ended February 29, 20081.38%
Period Ended February 28, 2007111.19%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Oppenheimer Transition 2020 Fund
	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.77	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.07	.15	--[3]
Net realized and unrealized gain (loss)	(4.64)	(.28)	.17
Total from investment operations	(4.57)	(.13)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.27)	--
Distributions from net realized gain	(.03)	--[3]	--
Total dividends and/or distributions to shareholders	(.07)	(.27)	--
Net asset value, end of period	$5.13	$9.77	$10.17

Total Return, at Net Asset Value[4]	(46.89)%	(1.51)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,815	$8,366	$1,391
Average net assets (in thousands)	$13,132	$5,166	$1,191
Ratios to average net assets:[5]
Net investment income (loss)	0.90%	1.46%	(0.09)%
Total expenses[6]	0.73%	1.15%	7.92%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.76%	0.84%
Portfolio turnover rate	16%	26%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 1.38%
Year Ended February 29, 2008 1.79%
Period Ended February 28, 2007 8.58%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.72	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.08	(.02)
Net realized and unrealized gain (loss)	(4.58)	(.30)	.18
Total from investment operations	(4.60)	(.22)	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.22)	--
Distributions from net realized gain	(.03)	--[3]	--
Total dividends and/or distributions to shareholders	(.03)	(.22)	--
Net asset value, end of period	$5.09	$9.72	$10.16

Total Return, at Net Asset Value4[4]	(47.35)%	(2.34)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,491	$2,900	$199
Average net assets (in thousands)	$3,140	$1,463	$ 77
Ratios to average net assets:[5]
Net investment income (loss)	(0.20)%	0.79%	(0.96)%
Total expenses[6]	1.59%	1.94%	27.83%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.60%	1.57%
Portfolio turnover rate	16%	26%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 2.24%
Year Ended February 29, 2008 2.58%
Period Ended February 28, 2007 28.49%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.71	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.21	(.02)
Net realized and unrealized gain (loss)	(4.60)	(.43)	.18
Total from investment operations	(4.59)	(.22)	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	--[3]	(.23)	--
Distributions from net realized gain	(.03)	--[3]	--
Total dividends and/or distributions to shareholders	(.03)	(.23)	--
Net asset value, end of period	$5.09	$9.71	$10.16

Total Return, at Net Asset Value[4]	(47.28)%	(2.33)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,919	$2,843	$1
Average net assets (in thousands)	$5,370	$1,088	$1
Ratios to average net assets:[5]
Net investment income (loss)	0.18%	2.03%	(0.89)%
Total expenses[6]	1.59%	1.85%	67.57%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.52%	1.57%
Portfolio turnover rate	16%	26%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 2.24%
Year Ended February 29, 2008 2.49%
Period Ended February 28, 2007 68.23%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.76	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.13	(.01)
Net realized and unrealized gain (loss)	(4.65)	(.29)	.17
Total from investment operations	(4.57)	(.16)	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.24)	--
Distributions from net realized gain	(.03)	--[3]	--
Total dividends and/or distributions to shareholders	(.06)	(.24)	--
Net asset value, end of period	$5.13	$9.76	$10.16

Total Return, at Net Asset Value[4]	(46.87)%	(1.74)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,484	$2,665	$10
Average net assets (in thousands)	$6,019	$ 869	$ 2
Ratios to average net assets:[5]
Net investment income (loss)	1.17%	1.22%	(0.41)%
Total expenses[6]	0.91%	1.05%	70.58%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	1.03%	1.08%
Portfolio turnover rate	16%	26%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 1.56%
Year Ended February 29, 2008 1.69%
Period Ended February 28, 2007 71.24%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.80	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.21	--[3]
Net realized and unrealized gain (loss)	(4.64)	(.32)	.17
Total from investment operations	(4.56)	(.11)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.26)	--
Distributions from net realized gain	(.03)	--[3]	--
Total dividends and/or distributions to shareholders	(.08)	(.26)	--
Net asset value, end of period	$5.16	$9.80	$10.17

Total Return, at Net Asset Value[4]	(46.59)%	(1.23)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134	$162	$7
Average net assets (in thousands)	$193	$ 94	$2
Ratios to average net assets:[5]
Net investment income	0.98%	1.96%	0.09%
Total expenses[6]	0.24%	0.58%	86.01%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.24%	0.51%	0.55%
Portfolio turnover rate	16%	26%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 0.89%
Year Ended February 29, 2008 1.22%
Period Ended February 28, 2007 86.67%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Oppenheimer Transition 2025 Fund
Class A Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.15
Net realized and unrealized loss	(4.71)
Total from investment operations	(4.56)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)
Net asset value, end of period	$5.36

Total Return, at Net Asset Value[3]	(45.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,667
Average net assets (in thousands)	$1,787
Ratios to average net assets:[4]
Net investment income	2.19%
Total expenses[5]	1.51%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%
Portfolio turnover rate	64%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20092.14%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class B Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.05
Net realized and unrealized loss	(4.66)
Total from investment operations	(4.61)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)
Net asset value, end of period	$5.33

Total Return, at Net Asset Value[3]	(46.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192
Average net assets (in thousands)	$128
Ratios to average net assets:[4]
Net investment income	0.67%
Total expenses[5]	4.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%
Portfolio turnover rate	64%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20094.89%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class C Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.13
Net realized and unrealized loss	(4.74)
Total from investment operations	(4.61)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)
Net asset value, end of period	$5.33

Total Return, at Net Asset Value[3]	(46.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,691
Average net assets (in thousands)	$ 691
Ratios to average net assets:[4]
Net investment income	2.00%
Total expenses[5]	3.01%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%
Portfolio turnover rate	64%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20093.64%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class N Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.13
Net realized and unrealized loss	(4.71)
Total from investment operations	(4.58)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)
Net asset value, end of period	$5.35

Total Return, at Net Asset Value[3]	(45.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,818
Average net assets (in thousands)	$1,139
Ratios to average net assets:[4]
Net investment income	1.92%
Total expenses[5]	1.81%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%
Portfolio turnover rate	64%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20092.44%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class Y Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.14
Net realized and unrealized loss	(4.69)
Total from investment operations	(4.55)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)
Net asset value, end of period	$5.36

Total Return, at Net Asset Value[3]	(45.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206
Average net assets (in thousands)	$215
Ratios to average net assets:[4]
Net investment income	1.83%
Total expenses[5]	1.34%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%
Portfolio turnover rate	64%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20091.97%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Oppenheimer Transition 2030 Fund
	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.90	$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.06	.10	(.01)
Net realized and unrealized gain (loss)	(4.73)	(.17)	.20
Total from investment operations	(4.67)	(.07)	.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.22)	--
Distributions from net realized gain	(.05)	--	--
Total dividends and/or distributions to shareholders	(.08)	(.22)	--
Net asset value, end of period	$5.15	$9.90	$10.19

Total Return, at Net Asset Value[3]	(47.24)%	(0.85)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,691	$10,293	$1,491
Average net assets (in thousands)	$14,554	$ 5,394	$1,200
Ratios to average net assets:[4]
Net investment income (loss)	0.81%	0.90%	(0.58)%
Total expenses[5]	0.83%	1.24%	7.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.81%	0.80%
Portfolio turnover rate	6%	46%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 1.51%
Year Ended February 29, 2008 1.93%
Period Ended February 28, 2007 8.31%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.04	(.03)
Net realized and unrealized gain (loss)	(4.67)	(.19)	.20
Total from investment operations	(4.69)	(.15)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.18)	--
Distributions from net realized gain	(.05)	--	--
Total dividends and/or distributions to shareholders	(.05)	--	--
Net asset value, end of period	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[3]	(47.71)%	(1.58)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,343	$2,834	$282
Average net assets (in thousands)	$3,841	$1,404	$105
Ratios to average net assets:[4]
Net investment income (loss)	(0.22)%	0.37%	(1.44)%
Total expenses[5]	1.70%	2.12%	16.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.56%	1.54%
Portfolio turnover rate	6%	46%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 2.38%
Year Ended February 29, 2008 2.81%
Period Ended February 28, 2007 16.99%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.17	(.03)
Net realized and unrealized gain (loss)	(4.70)	(.30)	.20
Total from investment operations	(4.69)	(.13)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	--[3]	(.20)	--
Distributions from net realized gain	(.05)	--	--
Total dividends and/or distributions to shareholders	(.05)	(.20)	--
Net asset value, end of period	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[4]	(47.69)%	(1.47)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,177	$3,362	$75
Average net assets (in thousands)	$6,272	$1,236	$19
Ratios to average net assets:[5]
Net investment income (loss)	0.08%	1.61%	(1.42)%
Total expenses[6]	1.65%	1.87%	45.81%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.44%	1.52%
Portfolio turnover rate	6%	46%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 2.33%
Year Ended February 29, 2008 2.56%
Period Ended February 28, 2007 46.50%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.89	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.06	.08	(.02)
Net realized and unrealized gain (loss)	(4.73)	(.17)	.20
Total from investment operations	(4.67)	(.09)	.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.20)	--
Distributions from net realized gain	(.05)	--	--
Total dividends and/or distributions to shareholders	(.08)	(.20)	--
Net asset value, end of period	$5.14	$9.89	$10.18

Total Return, at Net Asset Value[3]	(47.33)%	(1.05)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,513	$2,256	$2
Average net assets (in thousands)	$6,422	$ 844	$1
Ratios to average net assets:[4]
Net investment income (loss)	0.81%	0.80%	(0.93)%
Total expenses[5]	1.03%	1.08%	78.18%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.05%	1.05%
Portfolio turnover rate	6%	46%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 1.71%
Year Ended February 29, 2008 1.77%
Period Ended February 28, 2007 78.87%
6. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$9.94	$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	.07	.08	--[3]
Net realized and unrealized gain (loss)	(4.73)	(.10)	.19
Total from investment operations	(4.66)	(.02)	.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.23)	--
Distributions from net realized gain	(.05)	--	--
Total dividends and/or distributions to shareholders	(.10)	(.23)	--
Net asset value, end of period	$5.18	$9.94	$10.19

Total Return, at Net Asset Value[4]	(46.97)%	(0.38)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$310	$483	$229
Average net assets (in thousands)	$484	$393	$ 25
Ratios to average net assets:[5]
Net investment income (loss)	0.87%	0.74%	(0.07)%
Total expenses[6]	0.29%	0.39%	3.97%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.27%	0.35%	0.19%
Portfolio turnover rate	6%	46%	0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.
4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Total expenses including all affiliated fund expenses were as follows:
Year Ended February 28, 2009 0.97%
Year Ended February 29, 2008 1.08%
Period Ended February 28, 2007 4.66%
7. The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history at February 28, 2007.

Oppenheimer Transition 2040 Fund
Class A Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.11
Net realized and unrealized loss	(4.69)
Total from investment operations	(4.58)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)
Net asset value, end of period	$5.34

Total Return, at Net Asset Value[3]	(45.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,178
Average net assets (in thousands)	$1,469
Ratios to average net assets:[4]
Net investment income	1.55%
Total expenses[5]	1.78%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%
Portfolio turnover rate	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20092.43%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class B Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.04
Net realized and unrealized loss	(4.66)
Total from investment operations	(4.62)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)
Net asset value, end of period	$5.32

Total Return, at Net Asset Value[3]	(46.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$254
Average net assets (in thousands)	$184
Ratios to average net assets:[4]
Net investment income	0.61%
Total expenses[5]	3.55%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%
Portfolio turnover rate	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20094.20%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class C Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.09
Net realized and unrealized loss	(4.71)
Total from investment operations	(4.62)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)
Net asset value, end of period	$5.32

Total Return, at Net Asset Value[3]	(46.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,879
Average net assets (in thousands)	$ 799
Ratios to average net assets:[4]
Net investment income	1.46%
Total expenses[5]	3.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%
Portfolio turnover rate	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20093.91%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class N Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.11
Net realized and unrealized loss	(4.70)
Total from investment operations	(4.59)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)
Net asset value, end of period	$5.34

Total Return, at Net Asset Value[3]	(46.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,534
Average net assets (in thousands)	$1,231
Ratios to average net assets:[4]
Net investment income	1.71%
Total expenses[5]	2.04%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%
Portfolio turnover rate	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20092.69%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class Y Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.05
Net realized and unrealized loss	(4.63)
Total from investment operations	(4.58)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)
Net asset value, end of period	$5.34

Total Return, at Net Asset Value[3]	(45.86)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$433
Average net assets (in thousands)	$151
Ratios to average net assets:[4]
Net investment income	0.73%
Total expenses[5]	1.38%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%
Portfolio turnover rate	46%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20092.03%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

FINANCIAL HIGHLIGHTS

Financial Highlights Tables Pt. 2

Oppenheimer Transition 2050 Fund
Class A Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.09
Net realized and unrealized loss	(4.74)
Total from investment operations	(4.65)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)
Net asset value, end of period	$5.26

Total Return, at Net Asset Value[3]	(46.65)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,096
Average net assets (in thousands)	$1,099
Ratios to average net assets:[4]
Net investment income	1.26%
Total expenses[5]	2.86%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%
Portfolio turnover rate	57%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20093.51%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class B Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.01
Net realized and unrealized loss	(4.71)
Total from investment operations	(4.70)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)
Net asset value, end of period	$5.24

Total Return, at Net Asset Value[3]	(47.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 61
Average net assets (in thousands)	$158
Ratios to average net assets:[4]
Net investment income	0.17%
Total expenses[5]	4.29%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%
Portfolio turnover rate	57%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20094.94%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class C Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.06
Net realized and unrealized loss	(4.76)
Total from investment operations	(4.70)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)
Net asset value, end of period	$5.25

Total Return, at Net Asset Value[3]	(47.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$617
Average net assets (in thousands)	$304
Ratios to average net assets:[4]
Net investment income	0.96%
Total expenses[5]	6.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%
Portfolio turnover rate	57%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20096.77%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class N Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.10
Net realized and unrealized loss	(4.76)
Total from investment operations	(4.66)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)
Net asset value, end of period	$5.27

Total Return, at Net Asset Value[3]	(46.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$957
Average net assets (in thousands)	$447
Ratios to average net assets:[4]
Net investment income	1.45%
Total expenses[5]	3.48%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%
Portfolio turnover rate	57%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20094.13%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

Class Y Period Ended	February 28, 2009[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.06
Net realized and unrealized loss	(4.70)
Total from investment operations	(4.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)
Net asset value, end of period	$5.25

Total Return, at Net Asset Value[3]	(46.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$185
Average net assets (in thousands)	$128
Ratios to average net assets:[4]
Net investment income	0.82%
Total expenses[5]	2.37%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%
Portfolio turnover rate	57%

1. For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:
Period Ended February 28, 20093.02%
6. The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2009.

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

More Information About the Underlying Funds

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." These may be newer companies or companies of any capitalization range that the portfolio manager established may appreciate in value over the long-term.

The portfolio manager looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of the Fund's portfolio among industries and market sectors, the portfolio manager focuses on factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio managers believe are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Champion Income Fund – This Underlying Fund's primary objective is to seek a high level of current income by investing in a diversified portfolio of high yield, lower-grade, fixed-income securities that its manager believes does not involve undue risk. This Underlying Fund's secondary objective is to seek capital growth when consistent with its primary objective.This Underlying Fund invests mainly in a variety of high yield debt securities and related instruments of domestic and foreign issuers. Those investments primarily include:

  Lower-grade corporate bonds.
  Foreign corporate and government bonds.
  Swaps, including single name and index-linked credit default swaps

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high yield, lower-grade, fixed-income securities, also referred to as "junk bonds." Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or below "BBB" by Standard & Poor's Rating Services ("S&P") or that have comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined to be comparable to securities rated below investment-grade).

The remainder of this Underlying Fund's assets may be held in other debt securities, common stocks (and other equity securities), cash, or cash equivalents when its manager believes those investments are consistent with this Underlying Fund's investment objectives.

This Underlying Fund may invest in securities of U.S. or foreign issuers. It currently focuses on debt securities of foreign issuers in developed markets. This Underlying Fund also uses certain derivative investments to try to enhance income or to try to manage investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return. Total return refers to the change in value of an investment in shares of this Underlying Fund over time resulting from changes in the value of its investments and income on those investments.This Underlying Fund invests its assets in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments. These include:

  Commodity-linked derivatives whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. The commodity-linked derivatives that this Underlying Fund invests in may include commodity-linked notes, swaps, futures and options. Commodity linked notes are typically issued by a bank, other financial institution or a commodity producer, and this Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to the its investment needs.
  Fixed-income securities of any maturity, including U.S. Government securities, repurchase agreements, money market securities and securities of affiliated money market funds. These may be investment-grade or below investment-grade securities (also referred to as "junk bonds"). This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
  Other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies, to seek to increase its investment returns or to hedge against declines in the value of its other investments.

This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the SP GSCI™ (formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, the it will not concentrate more than 25% of its total assets in issuers in any one industry.

This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including financial futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide this Underlying Fund with exposure to commodities market returns within the limitations of applicable federal tax requirements. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as this Underlying Fund.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities. Those securities, generally referred to as "bonds," can include:

  Domestic and foreign corporate debt obligations,
  Domestic and foreign government bonds, including U.S. government securities,
  Mortgage-related securities,
  Asset-Backed Securities, and
  Other debt obligations.

This Underlying Fund's investments in U.S. Government securities may include securities issued or guaranteed by the U.S. Government or by its agencies or federally-chartered entities referred to as "instrumentalities." These include mortgage-related U.S. Government securities. There is no set allocation of this Underlying Fund's assets among the classes of securities, but it focuses mainly on U.S. government securities and investment-grade corporate debt securities. This Underlying Fund can also invest in money market instruments and other debt obligations. If market conditions change, the portfolio managers might change the Fund's relative asset allocation.

This Underlying Fund will attempt to maintain the overall weighted average credit quality of the portfolio equivalent to a rating of "A-" or higher from any nationally recognized credit rating organization. However, it can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds").

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and therefore may hold bonds with short-, medium- or long-term maturities. To try to decrease volatility, this Underlying Fund seeks to maintain an average effective portfolio duration of three to six years, measured on a dollar-weighted basis. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed markets and emerging markets. This Underlying Fund may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, futures, swaps, interest-only and principal-only securities, "structured" notes, asset-backed securities and certain mortgage-related securities are examples of the types of derivatives this Underlying Fund can use.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation.

It invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

  The Fund will emphasize investments in common stocks and other equity securities.
  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund may at times invest up to 100% of its total assets in foreign securities.
  This Underlying Fund emphasizes investments in growth companies in any market capitalization range.

The portfolio manager looks primarily for foreign companies in developing markets with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends.

Oppenheimer Discovery Fund - This Underlying Fund seeks capital appreciation. It also mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. This Underlying Fund emphasizes stocks of small-capitalization issuers as companies that have a market capitalization of less than $3 billion when this Underlying Fund buys them. That capitalization range may change over time. While these stocks may be traded on stock exchanges, in many cases this Underlying Fund buys over-the-counter securities. In selecting securities, this Underlying Fund's portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the comapany's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions. In seeking diversification of this Underlying Fund's portfolio, the portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time: Comapnies with small market capitalizations, primarily under $3 billion; Comapnies with a proven management record and a proven ability to handle rapid growth; Comapnies with innovative products or services; Companies with above average growth profiles and what the portfolio manager believes are sustainable growth rates.

Oppenheimer Equity Income Fund, Inc. – This Underlying Fund seeks total return. It mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued in the marketplace. This Underlying Fund may invest in other equity securities, such as preferred stocks, warrants and securities convertible into common stocks. It may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks.

This Underlying Fund can buy securities of companies in developed and emerging market countries. It has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

In selecting securities to buy, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. It also looks for securities that offer higher than average dividends. The portfolio manager generally uses a fundamental approach to analyzing issuers, for example: price/earnings ratios and current balance sheet information. This Underlying Fund may invest in equity securities both for current income from dividends as well as for growth opportunities.

The portoflio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  securities that have high current income and are believed to have substantial earnings possibilities, securities with low price/earnings ratios relative to other securities, and securities with a low price relative to the underlying value of the issuer's assets, earnings, cash flow or other factors.

This Underlying Fund may sell securities that the portoflio manager believe no longer meet the above criteria.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. This Underlying Fund invests mainly in common stock of U.S. and foreign companies. It can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, it currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund normally will invest in at least three countries (one of which may be the United States). Typically, it invests in a number of different countries. This Underlying Fund is not required to allocate its investments in any set percentages in any particular countries.

In seeking portfolio diversification, the portfolio manager currently focuses on foreign companies with the following factors, which may vary in particular cases and may change over time:

  Worldwide growth-oriented companies of any market capitalization;
  Companies that may benefit from global growth trends at attractive valuations;
  Companies with strong competitive positions and high demand for their products or services;
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return. As a secondary goal, it seeks income when consistent with total return.

This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. It can invest in various types of debt securities generally, referred to as "bonds," including long-term and short-term government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related or asset-backed securities and other debt obligations.

  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets plus borrowings for investment purposes, in "bonds."
  It typically invests in at least three countries other than the United States.
  It invests in debt securities of issuers in both developed and emerging markets throughout the world.
  It may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.
  It may invest in debt securities having short, intermediate or long maturities.
  It can invest in rated or unrated securities. It does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). Therefore, this Underlying Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks. Options, forward contracts, futures contracts, swaps, and "structured" notes are examples of derivatives the Fund can use.

In selecting securities, this Underlying Fund's portfolio manager evaluates the overall investment opportunities and risks in individual national economies. The portfolio manager analyzes the business cycle in developed countries, and analyzes political factors and exchange rates in emerging market countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Opportunities for higher yields than are available in U.S. markets, and
  Opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar.

Oppenheimer International Growth Fund – This Underlying Fund seeks long-term capital appreciation.

This Underlying Fund mainly invests in the common stocks of growth companies that are domiciled or that have their principal place of business outside of the United States. "Growth companies" are issuers whose earnings or stock prices are expected to increase at a faster rate than the overall market. Under normal market conditions, it will invest at least 65% of its total assets in foreign common and preferred stock of issuers in at least three different countries outside the United States. This Underlying Fund may invest in countries throughout the world, including emerging market countries.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range. It currently invests a substantial portion of its assets in stocks of small- to mid-sized companies. The prices of those stocks may be more volatile than the stock prices of larger companies.

This Underlying Fund can buy securities convertible into common stock and other securities having equity features and can use hedging instruments and certain derivative investments to seek capital appreciation or to try to manage investment risks.

Oppenheimer Limited-Term Government Fund – This Underlying Fund seeks high current return and safety of principal.

It invests at least 80% of its net assets (plus borrowings used for investment purposes) in debt securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may also invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment grade corporate debt obligations (having a rating, at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Ratings Service, of "Baa" by Moody's Investors Service, Inc., of a comparable rating by another nationally-recognized securities rating organization, or, if unrated deemed by the Manager to have a comparable rating) and certain other high quality debt obligations.

U.S. government securities are debt securities that are issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. government. This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage related securities issued or guaranteed by instrumentalities of the U.S. government, such as the Government National Mortgage Association. All of these different types of securities are generally referred to as "U.S. government securities" in the prospectus. This Underlying Fund also may enter into forward roll transactions which have risks.

Not all of the U.S. government securities this Underlying Fund buys are issued or guaranteed by the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed or floating rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, this Underlying Fund can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times

Oppenheimer Main Street Fund® – This Underlying Fund seeks a high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges, based on fundamental analysis and quantitative models. It currently focuses on larger capitalization issuers.

In selecting securities for purchase or sale by this Underlying Fund, its portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, wich is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  a fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, position in the industry, and strength of business model and management. The portfolio managers may also consider and industry's outlook, market trends and general economic conditions.
  quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

This Underlying Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and postion size. In addition, the portfolio managers use the following sell criteria:

  the stock price is approaching its target,
  the company's competitive position deteriorates,
  poor execution by the company's management, or
  more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Opportunity Fund® – This Underlying Fund seeks long term capital appreciation. It invests primarily in common stocks of U.S. companies of any capitalization range based on fundamental analysis and quantitative models. This Underlying Fund's portfolio managers use fundamental research and quantitative models to select securities for its portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  a fundamental approach in analyzing issuers on factors such as a comany's financial performance and prospects, position in the industry, and strength of business model and management. The portfolio managers may also consider and industry's outlook, market trends and general economic conditions.
  quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The porfolio is contructed and regularly monitored based upon several analytical tools, including quantitative investment models.

This Underlying Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the portfolio managers use the following sell criteria:

  the stock price is approaching its target,
  the company's competitive position deteriorates,
  poor execution by the company's management, or
  more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small Cap Fund®– This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of small-capitalization U.S. companies based on fundamental analysis and quantitative models. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.

This Underlying Fund defines small cap issuers as those companies whose capitalization is less than or equal to the largest company in the Russell 2000 ("Russell 2000") and S&P Small Cap 600 ("S&P 600") indices. This Underlying Fund measures a company's capitalization at the time this Underlying Fund buys a security, and it is not required to sell a security if the issuer's capitalization exceeds this Underlying Fund's definition of a small cap issuer.

This Underlying Fund's portfolio managers use fundamental research and quantitative models to select securities for its portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  a fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, position in the industry, and strength of business model and management. The portfolio managers may also consider an industry's outlook, market trends and general economic conditions.
  quantitative models to rank securities within each sector to identify potential buy and sell candidate. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

This Underlying Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the portfolio managers use the following sell criteria:

  the stock price is approaching its target,
  the company's competitive position deteriorates,
  poor execution by the company's management, or
  more attractive alternative investment ideas have been identified.

Oppenheimer MidCap Fund – This Underlying Fund seeks capital appreciation. It invests mainly in equity securities, such as common and preferred stocks and securities convertible into common stock. It invests primarily in equity securities of U.S. companies, but can also buy foreign stocks. Under normal market conditions, as a non fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have a market capitalization of between $2 billion and $11.5 billion (referred to as "mid-cap" stocks). This Underlying Fund's non fundamental policy of investing at least 80% of its net assets in these investments will not be changed by this Underlying Fund's Board of Trustees of this Underlying Fund without first providing shareholders 60 days' written notice.

Oppenheimer Quest International Value Fund, Inc. – This Underlying Fund seeks long term capital appreciation.  It currently invests mainly in common stocks of companies believed by its investment manager to be undervalued, that are domiciled outside the United States or have their primary operations outside the United States.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range. At times, this Underlying Fund may invest a substantial portion of its assets in a particular capitalization range. For example, it may invest a substantial portion of its assets in stocks issued by small and mid sized companies.

This Underlying Fund can invest in emerging markets as well as developed markets throughout the world, although it may place greater emphasis on investing in one or more particular regions from time to time, such as Europe or Asia. It can invest up to 100% of its assets in foreign securities. Under normal market conditions, it will invest at least 80% of its net assets (plus borrowings for investment purposes) in foreign common and preferred stock of issuers in at least five different countries outside the United States.

Oppenheimer Real Estate Fund – This Underlying Fund seeks total return through investment in real estate related securities.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This non-fundamental investment policy will not be changed without 60 days advance notice to shareholders. It primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that it invests in are primarily land and buildings, although this Underlying Fund may invest in REITs that hold mortgages or a combination of investments types.

The portfolio manager employs both top-down and bottom-up methods in selecting securities for this Underlying Fund.

Top-Down Analysis. The Underlying Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), has retained Cornerstone Real Estate Advisers LLC (the "Sub-Adviser") to provide the day-to-day portoflio management of this Underlying Fund's assets. Its manager is employed by the Sub-Adviser, which has in-house real estate experts who can provide filed observations regarding local, regional and national real estate trends and fundamentals in support of the top-down analysis. The Sub-Adviser also has comprehensive property databases that track the real estate markets by property type, geographic metro area and company portfolio. This allows the portfolio manager to use proprietary models to analyze markets at various levels, including Standard Industrial Classification code, zip code and Metropolitan Statistical Area, resulting in comprehensive industry databases.

This Underlying Fund's top-down portfolio weightings are determined by a national, regional and metro area market analysis of the following factors:

  Projected growth in supply and demand factors specifically related to the commercial property markets.
  Projected growth in new commercial space by tracking construction in process and building permit activity.
  Expected growth in supply and demand for hotels.
  Anticipated growth in new construction and building permit activity of all classes of busisness, leisure and resort hotels.
  Anticipated growth in supply and demand factors affecting residential real estate.
  Expected growth in population, employment, personal income, household formations and propensity to own versus rent.
  Current affordability of the single-family residential real estate market.

Bottom-Up Analysis. The portfolio manager's bottom-up analysis uses traditional equity analysis to assess an individual real estate company's portfolio, current business strategy, capital structure and management track record. Specifically, the portfolio manager looks for companies with the following characteristics:

  Capacity for predictable and sustainable growth in revenue and earnings per share.
  Dominant owner/operators in their property types and geographic markets.
  Property holdings poised for potentially higher growth due to management's strategic positioning or due to geographic locations in markets where land suitable for development is scarce.
  Strong capital structure and access to capital that may help to effect long-term business strategies.
  Experienced senior management with a strong track record and a wide spectrum of industry specific skills.
  Attractive valuation relative to other companies and to historical valuation in the real estate market.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

Oppenheimer Rising Dividends Fund, Inc. – This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future. This Underlying Fund invests with an emphasis on companies that are expected to grow their dividends over time. As a non-fundamental policy, under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them, and companies that do not currently pay dividends but are expected to begin paying them in the near future. Investment in companies that do not currently pay dividends and are not expected to do so is not a principal strategy of this Underlying Fund.

Oppenheimer Small- & Mid- Cap Value Fund – This Underlying Fund's objective is to seek capital appreciation. It invests mainly in stocks of U.S. issuers having a market capitalization up to $13 billion. That includes both small cap stocks (stocks of issuers that have a market capitalization under $3 billion) and mid cap stocks (stocks of issuers having a capitalization between $3 billion and $13 billion). This Underlying Fund has no fixed ratio for small cap and mid cap stocks in its portfolio, and while its focus is on stocks of U.S. companies, it may invest in stocks of small and mid cap foreign issuers as well. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and small cap and mid cap domestic and foreign issuers. This Underlying Fund emphasizes investment in equity securities of companies that its portfolio managers believe are undervalued in the marketplace.

Oppenheimer U.S. Government Trust – This Underlying Fund seeks high current income consistent with preservation of capital. It invests mainly in U.S. government debt securities. These include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by agencies or entities that are referred to as "instrumentalities" of the U.S. government.

  Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings used for investment purposes) in U.S. government securities.
  This Underlying Fund typically invests a substantial portion of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations (called CMOs) and mortgage participation certificates. They include mortgage-related U.S. government securities as well as securities issued by private institutions, such as banks and mortgage companies.

This Underlying Fund's share prices and income levels will fluctuate. This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government. Securities issued by private issuers do not have any U.S. government guarantees.

The securities this Underlying Fund buys may pay interest at fixed or floating rates, or may be "stripped" securities. This Underlying Fund can buy securities that have short , medium or long term maturities, and the average maturity of this Underlying Fund's portfolio can be expected to change over time. This Underlying Fund uses derivative investments, such as interest only and principal only securities, to try to enhance income and to manage investment risks.

Oppenheimer Value Fund – This Underlying Fund seeks long term growth of capital by investing primarily in common stocks with low price earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

This Underlying Fund may invest mainly in common stocks of different capitalization ranges. It also can buy other investments, including:

  Preferred stocks, rights and warrants and convertible debt securities, and
  Securities of U.S. and foreign companies, although there are limits on this Underlying Fund's investments in foreign securities.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File Nos.: 811-21920, 811-21921; 811-21923; 811-22152; 811-21924; 811-22151; 811-22150 PR0000.007.0609	The Funds' shares are distributed by:

Oppenheimer LifeCycle Funds

Oppenheimer Transition 2010 Fund     Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2015 Fund     Oppenheimer Tranistion 2040 Fund
Oppenheimer Transition 2020 Fund     Oppenheimer Transition 2050 Fund
Oppenheimer Transition 2025 Fund

Statement of Additional Information June 26, 2009
This Statement of Additional Information ("SAI") is not a Prospectus. This document contains additional information about each of the seven Oppenheimer LifeCycle Funds listed above (each a "Fund" and together the "Funds") and supplements information in the Prospectus dated June 26, 2009. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

The Oppenheimer Transition 2010 Fund ("Transition 2010"), Oppenheimer Transition 2015 Fund ("Transition 2015"), Oppenheimer Transition 2020 Fund ("Transition 2020"), Oppenheimer Transition 2025 Fund ("Transition 2025"), Oppenheimer Transition 2030 Fund ("Transition 2030"), Oppenheimer Transition 2040 Fund ("Transition 2040"), and Oppenheimer Transition 2050 Fund ("Transition 2050") are each a registered investment company. Any reference to the term "Fund" throughout this SAI refers to each of the Funds unless otherwise indicated.
6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Contents

ABOUT THE FUND
3	Additional Information About the Fund's Investment Policies and Risks
29	Additional Information About the Fund's Investment Policies and Risks Pt. II
38	Investment Restrictions
50	Disclosure of Portfolio Holdings
52	How the Funds are Managed
52	Organization and History
52	Board of Trustees and Oversight Committees
55	Trustees and Officers of the Fund
76	The Manager
79	Brokerage Policies of the Fund
81	Distribution and Service Arrangements
89	Payments to Fund Intermediaries
92	Performance of the Fund

ABOUT YOUR ACCOUNT
100	About Your Account
103	How to Buy Shares
107	How to Sell Shares
111	How to Exchange Shares
113	Distributions and Taxes
118	Additional Information About the Fund

APPENDIX A: Special Sales Charge Arrangements and Waivers

APPENDIX B: Ratings Definitions

APPENDIX C: Qualifying Hybrid Instruments

APPENDIX D: Qualifying Swap Transactions

FINANCIAL INFORMATION ABOUT THE FUND
119	Report of Independent Registered Public Accounting Firm

FINANCIAL STATEMENTS

Additional Information About the Fund's Investment Policies and Risks

The Oppenheimer Transition 2010 Fund ("Transition 2010"), Oppenheimer Transition 2015 Fund ("Transition 2015"), Oppenheimer Transition 2020 Fund ("Transition 2020"), Oppenheimer Transition 2025 Fund ("Transition 2025"), Oppenheimer Transition 2030 Fund ("Transition 2030"), Oppenheimer Transition 2040 Fund ("Transition 2040"), and Oppenheimer Transition 2050 Fund ("Transition 2050") are each a registered investment company. Any reference to the term "Fund" throughout this SAI refers to each of the Funds unless otherwise indicated.

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. The Fund is a special type of fund known as a "funds of funds" that invests primarily in a diversified portfolio of Oppenheimer mutual funds. Those funds are referred to as the "Underlying Funds." This SAI contains supplemental information about those policies and risks and the types of securities the Fund's and Underlying Funds' investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund or the Underlying Funds. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The Fund normally invests in a portfolio of Class Y shares of the Underlying Funds. The Fund may invest in Class A shares of an Underlying Fund if Class Y shares are not available. The composition of those investments, and the factors considered in allocating the Fund's assets among the Underlying Funds, will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking their objectives. It may use some of the special investment techniques and strategies only at some times or not at all.

From time to time, the Fund may also invest in the securities of individual issuers directly, as described below. The risks of such direct investments in those securities are the same risks that the securities have in the portfolios of the Underlying Funds. However the Fund may have greater exposure to such securities, and therefore to such risks, when it makes a direct investment.

The Underlying Funds' Investment Policies. The Funds' Prospectuses include the investment objective of each of the Underlying Funds and a brief description of each Underlying Fund's investment policies. The Underlying Funds are currently: Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Champion Income Fund ("Champion Income Fund"), Oppenheimer Commodity Strategy Total Return Fund ("Commodity Strategy Total Return Fund"), Oppenheimer Core Bond Fund ("Core Bond Fund"), Oppenheimer Developing Markets Fund ("Developing Markets Fund"), Oppenheimer Discovery Fund ("Discovery Fund"), Oppenheimer Equity Income Fund, Inc. ("Equity Income Fund"), Oppenheimer Global Fund ("Global Fund"), Oppenheimer International Bond Fund ("International Bond Fund") Oppenheimer International Growth Fund ("International Growth Fund"), Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), Oppenheimer Main Street Fund ("Main Street Fund"), Oppenheimer Main Street Opportunity Fund ("Main Street Opportunity Fund"), Oppenheimer Main Street Small Cap Fund ("Main Street Small Cap Fund"), Oppenheimer MidCap Fund ("MidCap Fund"), Oppenheimer Quest International Value Fund ("Quest International Value Fund"), Oppenheimer Real Estate Fund ("Real Estate Fund"), Oppenheimer Rising Dividends Fund ("Rising Dividends Fund"), Oppenheimer Small- & Mid- Cap Value Fund ("Small- & Mid- Cap Value Fund"), Oppenheimer U.S. Government Trust ("U.S. Government Trust"), and Oppenheimer Value Fund ("Value Fund"). As of June 19, 2009, the Funds invest in shares of some or all of the Underlying Funds, as follows:

Underlying Fund	Transition 2010	Transition 2015	Transition 2020	Transition 2025	Transition 2030	Transition 2040	Transition 2050
Capital Appreciation Fund	X	X	X	X	X	X	X
Commodity Strategy Total Return Fund	X	X	X	X	X	X	X
Core Bond Fund	X	X	X	X	X	X	X
Developing Markets Fund				X	X	X	X
Global Fund	X
International Bond Fund	X	X
International Growth Fund		X	X	X	X	X	X
Limited-Term Government Fund	X	X	X	X	X	X	X
Main Street Fund	X	X	X	X	X	X	X
MidCap Fund	X	X	X	X	X	X	X
Quest International Value Fund, Inc.		X	X	X
Small- & Mid- Cap Value Fund	X	X	X	X	X	X	X
Value Fund	X	X	X	X	X	X	X

The charts below indicates some of the types of securities and strategies that each of the Underlying Funds may use. The choice of Underlying Funds, the objectives and investment policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change without notice to or approval of the Funds' shareholders.

	Capital Appreciation Fund	Champion Income Fund	Core Bond Fund	Developing Markets Fund	Global Fund
Equity Securities
Common Stock	X	X	X	X	X
Preferred Stock	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Rights	X	X	X	X	X
Warrants	X	X	X	X	X
Growth Companies	X	-	-	X	X
Value Companies	-	-	-	-	-
Mid-Cap Companies	X	-	-	-	X
Small-Cap Companies	X	-	-	X	X
Unseasoned Issuers	X	-	-	X	X
Cyclical Opportunities	X	-	-	-	X
Real Estate Investment Trusts (REITs)	-	-	-	-	X
Foreign Equity Securities	X	X	X	X	X
Developing Markets	-	X	X	X	X
Privatization Programs	-	-	-	X	-
Investment Company Securities	X	X	X	-	-
Fixed Income Securities
Floating Rate Securities	-	X	X	-	-
Variable Rate Securities	-	X	X	-	-
Zero Coupon Securities	-	X	X	-	X
Lower Grade Debt Securities	-	X	X	-	X
Bank Obligations and Related Securities	-	-	X	-	-
Loan Participation Interests	-	X	X	-	-
Master Demand Notes	-	-	X	-	-
Foreign Debt Obligations	X	X	X	-	-
U.S. Government Securities	X	X	X	X	X
U.S. Treasury Obligations	X	X	X	X	X
Government Agency Obligations	X	X	X	X	X
Mortgage Related Securities	-	X	X	-	X
Collateralized Mortgage Obligations (CMOs)	-	X	X	-	-
Forward Rolls	-	X	X	-	X
Stripped Mortgage Related Securities	-	X	X	-	-
Mortgage Related Government Obligations	-	X	X	-	-
Commercial Mortgage Related Obligations	-	X	X	-	-
Asset Backed Securities	-	X	X	-	-
Money Market Instruments	X	X	X	X	X
Commercial Paper	-	-	X	X	X

Table Cont.	Capital Appreciation Fund	Champion Income Fund	Core Bond Fund	Developing Markets Fund	Global Fund
Derivatives
Futures	X	X	X	X	X
Options	X	X	X	X	X
Write Covered Calls	X	X	X	X	X
Write Put Options	X	X	X	X	X
Purchase Puts and Calls	X	X	X	X	X
Foreign Currency Options	X	X	X	X	X
Forward Contracts	X	X	X	X	X
Interest Rate Swaps	-	X	X	-	X
Total Return Swaps	-	-	-	-	-
Swaptions	-	X	X	-	X
Credit Derivatives	-	X	X	-	-
Structured Notes	-	X	X	-	-
Other Investments and Strategies
Repurchase Agreements	X	X	X	X	X
Reverse Repurchase Agreements	-	-	-	-	X
When Issued Securities	-	X	X	X	-
Delayed Delivery Securities	-	X	X	X	-
Securities Lending	X	X	X	X	X
Borrowing for Leverage	-	-	-	X	X
Illiquid and Restricted Securities	X	X	X	X	X

	International Growth Fund	International Bond Fund	Quest Int'l Value Fund
Equity Securities
Common Stock	X	X	X
Preferred Stock	X	X	X
Convertible Securities	X	X	X
Rights	X	X	X
Warrants	X	X	X
Growth Companies	X	-	-
Value Companies	-	-	X
Mid-Cap Companies	X	-	X
Small-Cap Companies	X	-	X
Unseasoned Issuers	X	-	X
Cyclical Opportunities	X	-	X
Real Estate Investment Trusts (REITs)	-	-	-
Foreign Equity Securities	X	X	X
Developing Markets	X	X	X
Privatization Programs	-	X	-
Investment Company Securities	-	X	X
Fixed Income Securities
Floating Rate Securities	-	X	-
Variable Rate Securities	-	X	-
Zero Coupon Securities	-	X	-
Lower Grade Debt Securities	X	X	X
Bank Obligations and Related Securities	X	X	X
Loan Participation Interests	-	-	-
Master Demand Notes	-	-	X
Foreign Debt Obligations	X	X	X
U.S. Government Securities	X	X	X
U.S. Treasury Obligations	X	X	X
Government Agency Obligations	X	-	X
Mortgage Related Securities	-	X	-
Collateralized Mortgage Obligations (CMOs)	-	X	X
Forward Rolls	-	X	-
Stripped Mortgage Related Securities	-	X	-
Mortgage Related Government Obligations	-	-	X
Commercial Mortgage Related Obligations	-	X	-
Asset Backed Securities	-	-	-
Money Market Instruments	X	X	X
Commerical Paper	-	X	X

Table Cont.	International Growth Fund	International Bond Fund	Quest Int'l Value Fund
Derivatives
Futures	X	X	X
Options	X	X	X
Write Covered Calls	X	X	X
Write Put Options	X	X	X
Purchase Puts and Calls	X	X	X
Foreign Currency Options	X	X	X
Forward Contracts	X	X	X
Interest Rate Swaps	-	X	-
Total Return Swaps	X	X	-
Swaptions	-	-	-
Credit Derivatives	-	-	-
Structured Notes	-	X	-
Other Investments and Strategies
Repurchase Agreements	X	X	X
Reverse Repurchase Agreements	X	-	-
When Issued Securities	-	X	X
Delayed Delivery Securities	-	X	X
Securities Lending	X	X	X
Borrowing for Leverage	X	X	-
Illiquid and Restricted Securities	X	X	X

	Main Street Fund	Main Street Opportunity Fund	Main Street Small Cap Fund	MidCap Fund
Equity Securities
Common Stock	X	X	X	X
Preferred Stock	-	X	X	X
Convertible Securities	X	X	X	X
Rights	X	X	X	X
Warrants	X	X	X	X
Growth Companies	X	X	X	X
Value Companies	X	X	X	-
Mid-Cap Companies	X	X	X	X
Small-Cap Companies	X	X	X	X
Unseasoned Issuers	X	X	X	X
Cyclical Opportunities	-	-	-	X
Real Estate Investment Trusts (REITs)	-	-	-	-
Foreign Equity Securities	X	X	-	X
Developing Markets	-	-	-	X
Privatization Programs	-	-	-	-
Investment Company Securities	X	X	X	X
Fixed Income Securities
Floating Rate Securities	-	-	-	-
Variable Rate Securities	-	-	-	-
Zero Coupon Securities	-	-	-	-
Lower Grade Debt Securities	X	-	-	X
Bank Obligations and Related Securities	-	-	X	-
Loan Participation Interests	-	-	-	-
Master Demand Notes	-	-	-	-
Foreign Debt Obligations	X	X	-	X
U.S. Government Securities	X	X	X	X
U.S. Treasury Obligations	X	X	X	X
Government Agency Obligations	X	X	X	X
Mortgage Related Securities	-	-	-	-
Collateralized Mortgage Obligations (CMOs)	-	-	-	-
Forward Rolls	-	-	-	-
Stripped Mortgage Related Securities	-	-	-	-
Mortgage Related Government Obligations	-	-	-	-
Commercial Mortgage Related Obligations	-	-	-	-
Asset Backed Securities	-	-	-	-
Money Market Instruments	X	X	X	X
Commerical Paper	X	X	X	-

Table Cont.	Main Street Fund	Main Street Opportunity Fund	Main Street Small Cap Fund	MidCap Fund
Derivatives
Futures	X	X	X	X
Options	X	X	X	-
Write Covered Calls	X	X	X	X
Write Put Options	X	X	X	X
Purchase Puts and Calls	X	X	X	X
Foreign Currency Options	X	X	X	X
Forward Contracts	X	X	X	X
Interest Rate Swaps	X	-	-	-
Total Return Swaps	-	-	-	-
Swaptions	X	-	-	-
Credit Derivatives	-	-	-	-
Structured Notes	-	-	-	-
Other Investments and Strategies
Repurchase Agreements	X	X	X	X
Reverse Repurchase Agreements	-	-	X	-
When Issued Securities	X	-	X	-
Delayed Delivery Securities	X	-	X	-
Securities Lending	X	X	X	X
Borrowing for Leverage	-	-	-	X
Illiquid and Restricted Securities	X	X	X	X

	Rising Dividends Fund	Small- & Mid-Cap Value Fund	U.S. Gov't Trust	Value Fund
Equity Securities
Common Stock	X	X	-	X
Preferred Stock	X	X	-	X
Convertible Securities	X	X	-	X
Rights	X	X	-	X
Warrants	X	X	-	X
Growth Companies	-	-	-	-
Value Companies	-	X	-	X
Mid-Cap Companies	-	X	-	X
Small-Cap Companies	-	X	-	X
Unseasoned Issuers	-	X	-	-
Cyclical Opportunities	-	-	-	-
Real Estate Investment Trusts (REITs)	-	-	-	-
Foreign Equity Securities	X	X	-	X
Developing Markets	-	X	-	X
Privatization Programs	-	-	-	-
Investment Company Securities	-	X	-	X
Fixed Income Securities
Floating Rate Securities	-	-	X	X
Variable Rate Securities	-	-	X	X
Zero Coupon Securities	X	-	X	X
Lower Grade Debt Securities	X	X	-	X
Bank Obligations and Related Securities	X	X	-	X
Loan Participation Interests	-	X	-	-
Master Demand Notes	-	X	-	X
Foreign Debt Obligations	-	X	-	X
U.S. Government Securities	X	X	X	X
U.S. Treasury Obligations	-	X	X	X
Government Agency Obligations	-	X	X	X
Mortgage Related Securities	-	-	X	X
Collateralized Mortgage Obligations (CMOs)	-	-	X	X
Forward Rolls	-	-	X	-
Stripped Mortgage Related Securities	-	-	X	X
Mortgage Related Government Obligations	-	-	X	X
Commercial Mortgage Related Obligations	-	-	X	-
Asset Backed Securities	-	-	X	-
Money Market Instruments	X	X	X	X
Commerical Paper	X	X	-	X

Table Cont.	Rising Dividends Fund	Small- & Mid-Cap Value Fund	U.S. Gov't Trust	Value Fund
Derivatives
Futures	X	X	X	X
Options	X	-	-	-
Write Covered Calls	X	X	X	X
Write Put Options	X	X	X	X
Purchase Puts and Calls	X	X	X	X
Foreign Currency Options	X	X	-	X
Forward Contracts	X	X	-	X
Interest Rate Swaps	-	-	X	X
Total Return Swaps	-	-	-	X
Swaptions	-	-	X	-
Credit Derivatives	-	-	-	-
Structured Notes	-	-	-	-
Other Investments and Strategies
Repurchase Agreements	X	X	X	X
Reverse Repurchase Agreements	-	X	X	X
When Issued Securities	-	X	X	X
Delayed Delivery Securities	-	X	X	X
Securities Lending	X	X	X	X
Borrowing for Leverage	X	-	-	-
Illiquid and Restricted Securities	X	X	-	X

	Limited Term Gov't Fund	Comm. Strat Total Return Fund	Real Estate Fund
Equity Securities
Common Stock	-	-	-
Preferred Stock	-	-	-
Convertible Securities	-	-	X
Rights	-	-	X
Warrants	-	-	X
Growth Companies	-	-	-
Value Companies	-	-	-
Mid-Cap Companies	-	-	-
Small-Cap Companies	-	-	-
Unseasoned Issuers	-		-
Cyclical Opportunities	-	-	-
Real Estate Investment Trusts (REITs)	-	-	X
Foreign Equity Securities	-	X	-
Developing Markets	-	X	-
Privatization Programs	-	-	-
Investment Company Securities	X	X	X
Fixed Income Securities
Floating Rate Securities	X	X	X
Variable Rate Securities	X	X	-
Zero Coupon Securities	-	X	-
Lower Grade Debt Securities	-	X	X
Bank Obligations and Related Securities	X	X	-
Loan Participation Interests	-	X	-
Master Demand Notes	-	X	-
Foreign Debt Obligations	-	X	-
U.S. Government Securities	X	X	X
U.S. Treasury Obligations	X	X	X
Government Agency Obligations	X	X	X
Mortgage Related Securities	X	X	-
Collateralized Mortgage Obligations (CMOs)	X	X	-
Forward Rolls	-	X	-
Stripped Mortgage Related Securities	-	X	-
Mortgage Related Government Obligations	X	X	-
Commercial Mortgage Related Obligations	-	X	-
Asset Backed Securities	X	X	-
Money Market Instruments	X	X	X
Commerical Paper	X	X	X

Table Cont.	Limited Term Gov't Fund	Comm. Strat Total Return Fund	Real Estate Fund
Derivatives
Futures	X	X	X
Options	X	-	X
Write Covered Calls	X	X	X
Write Put Options	X	X	X
Purchase Puts and Calls	X	X	X
Foreign Currency Options	-	X	X
Forward Contracts	-	X	X
Interest Rate Swaps	X	X	X
Total Return Swaps	-	-	X
Swaptions	-	X	-
Credit Derivatives	-	-	-
Structured Notes	-	-	-
Other Investments and Strategies
Repurchase Agreements	X	X	X
Reverse Repurchase Agreements	X	X	-
When Issued Securities	X	X	-
Delayed Delivery Securities	X	X	-
Securities Lending	X	X	X
Borrowing for Leverage	-	-	-
Illiquid and Restricted Securities	X	X	X

	Discovery Fund	Equity Income Fund
Equity Securities
Common Stock	X	X
Preferred Stock	X	X
Convertible Securities	X	X
Rights	X	X
Warrants	X	X
Growth Companies	X	-
Value Companies	-	X
Mid-Cap Companies	-	X
Small-Cap Companies	X	X
Unseasoned Issuers	X	X
Cyclical Opportunities	X	-
Real Estate Investment Trusts (REITs)	-	-
Foreign Equity Securities	X	X
Developing Markets	X	X
Privatization Programs	X	X
Investment Company Securities	X	X
Fixed Income Securities
Floating Rate Securities	-	-
Variable Rate Securities	-	-
Zero Coupon Securities	-	-
Lower Grade Debt Securities	-	X
Bank Obligations and Related Securities	-	X
Loan Participation Interests	-	-
Master Demand Notes	-	X
Foreign Debt Obligations	-	X
U.S. Government Securities	X	X
U.S. Treasury Obligations	-	X
Government Agency Obligations	-	X
Mortgage Related Securities	-	-
Collateralized Mortgage Obligations (CMOs)	-	-
Forward Rolls	-	-
Stripped Mortgage Related Securities	-	-
Mortgage Related Government Obligations	-	-
Commercial Mortgage Related Obligations	-	-
Asset Backed Securities	-	-
Money Market Instruments	X	X
Commerical Paper	-	X

Table Cont.	Discovery Fund	Equity Income Fund
Derivatives
Futures	X	X
Options	X	X
Write Covered Calls	X	X
Write Put Options	X	X
Purchase Puts and Calls	X	X
Foreign Currency Options	X	X
Forward Contracts	X	X
Interest Rate Swaps	-	-
Total Return Swaps	-	-
Swaptions	-	-
Credit Derivatives	-	-
Structured Notes	-	X
Other Investments and Strategies
Repurchase Agreements	X	X
Reverse Repurchase Agreements	-	X
When Issued Securities	-	X
Delayed Delivery Securities	-	X
Securities Lending	X	X
Borrowing for Leverage	X	X
Illiquid and Restricted Securities	X	X

For more information about each Underlying Fund's investment policies and strategies, please refer to each Underlying Fund's Prospectus. You may obtain a copy of each Underlying Fund's Prospectus by calling 1.800.225.5677 or by downloading it from the OppenheimerFunds, Inc. website at www.oppenheimerfunds.com.

Equity Securities. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Some equity securities may offer the potential for both capital appreciation and dividend income.

Preferred Stocks. Preferred stocks are equity securities that have a stated dividend rate, payable from the company's earnings. Their stated dividend rate causes preferred stocks to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of those securities will likely decline. If interest rates fall their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stocks do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will behave more like an equity security. In that case its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may consider a number of factors, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;
  whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and
  the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but are distributed directly by the issuer to its shareholders and normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

For specific information on an Underlying Fund's investments in equity securities and any limitations on those investments, please refer to the Underlying Fund's Prospectus and SAI.

Growth Companies. Growth companies are those companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of factors that characterize them as "growth" issuers. They might:

  be generating or applying new technologies, new or improved distribution techniques or new services, own or develop natural resources,
  be companies that can benefit from changing consumer demands or lifestyles, or be companies that have projected earnings in excess of the average for their sector or industry.

The Manager looks for growth companies with strong, capable management, sound financial and accounting policies, successful product development and marketing and other factors that the Manager believes are favorable for the long term.

Securities of newer growth companies might offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of more established companies.

Value Investing. A value investing approach seeks stocks and other equity securities that appear to be temporarily undervalued by various measures such as price/earnings ratios. Value investing looks for securities with low prices in relation to their real worth or future prospects in the hope that the prices will rise when other investors realize the intrinsic value of the securities.

Value investing uses research into an issuer's underlying financial condition and prospects to identify potential investments. Some of the criteria that may be used are:

  Price/earnings ratio, which is a stock's price divided by its earnings (or its long-term earnings potential) per share. A stock that has a price/earnings ratio lower than its historical range, or lower than the market as a whole or than similar companies, may offer an attractive investment opportunity.
  Price/book value ratio, which is the stock price divided by the book value per share of the company.
  Dividend yield, which is measured by dividing the annual dividend by the stock price per share.
  Asset valuation, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace, their liquidation value and their intellectual property value.

Small- and Mid-Cap Issuers. Securities of small- and mid-sized issuers may be subject to greater price volatility than securities of larger issuers. Certain Underlying Funds focus on equity securities of issuers having a market capitalization of a specified size or range, and therefore may invest a substantial portion of their assets in securities of small-, mid- or large-sized issuers. Other Underlying Funds may, from time to time, emphasize issuers in one or more capitalization ranges based on the Manager's judgment of where the best market opportunities are. If an Underlying Fund focuses on investments in smaller sized companies its share prices may fluctuate more than that of funds focusing on larger issuers. The market capitalization ranges used by the Underlying Funds will vary from fund to fund. For specific information on the market capitalization range of investments by an Underlying Fund, please refer to its Prospectus and SAI.

Investing in Small, Unseasoned Companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger, more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the prices of their securities may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. If other investors that own the security are trading it at the same time, it may have a more significant effect on the security's price than that trading activity would have on the security price of a larger company. These securities may be considered speculative and could increase overall portfolio risks.

Cyclical Opportunities. Some of the Underlying Funds seek to take advantage of short-term market movements or events affecting particular issuers or industries by investing in companies that are sensitive to changes in the business cycle. For example, when the economy is expanding, companies in the consumer durables and technology sector might benefit. There is the risk that those securities might lose value if the business cycle becomes unfavorable to that issuer or industry or if the favorable cyclical movement is not realized.

Real Estate Investment Trusts (REITs). REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

To the extent that a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Some of the Underlying Funds can invest in real estate development companies and operating companies in addition to REITs. They can also buy shares of companies engaged in other real estate businesses.

Investment in Other Investment Companies. Some of the Underlying Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments. For example, an Underlying Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange, as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio, at times when the Underlying Fund may not be able to buy those portfolio securities directly. As a non-fundamental policy, none of the Underlying Funds can invest in the securities of other registered open-end investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Underlying Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, an Underlying Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. For specific limitations on the Underlying Fund's investments in securities of other investment companies, refer to the SAI for each Underlying Fund. None of the Underlying Funds anticipate investing a substantial amount of their net assets in shares of other investment companies.

Fixed-Income Securities

Some of the Underlying Funds invest mainly in fixed income (debt) securities to seek their investment objectives. Other Underlying Funds may invest in debt securities for defensive purposes and/or for liquidity. Fixed-income securities may have different credit and maturity characteristics and fixed or floating interest rates. Different Underlying Funds may focus on investment grade or non-investment grade securities or emphasize debt securities with shorter- or longer-term maturities. In general, fixed-income securities are subject to credit risk and interest rate risk and some are subject to prepayment risk and extension risk. Certain types of debt securities in which the Underlying Funds may invest, and the risks of some of those securities, are described below. For specific limitations on an Underlying Fund's investments in debt securities, please refer to the Prospectus and SAI for that fund.

  Credit Risk. Credit risk is the risk that the issuer of a security might not make interest or principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. A downgrade in an issuer's credit rating or other adverse credit information about an issuer can reduce the market value of the issuer's securities.
  Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets.

Investment Ratings. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. or that have comparable ratings by another nationally-recognized rating organization. Higher-yielding lower-grade debt securities are commonly referred to as "junk bonds." While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch, Inc. are investment-grade and are not regarded as junk bonds, those securities may also be subject to special risks and have some speculative characteristics.

The Manager may also use its own research to evaluate a rated security's credit-worthiness and may judge unrated securities to be of comparable quality to bonds rated as investment-grade or below investment-grade by a rating organization.

Definitions of the debt security ratings categories of Moody's, S&P's and Fitch are included in Appendix B to this SAI.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities.

Special Risks of Lower-Grade Securities. Lower-grade securities are subject to special credit risks including that:

  there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;
  the issuer's low creditworthiness may increase the potential for its insolvency;
  an overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn; and
  an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Floating Rate and Variable Rate Obligations. Some fixed-income securities have variable or floating interest rates. The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rates on variable rate obligations are adjusted at stated periodic intervals, based on an identified market rate.

Generally, the changes in the interest rates on floating and variable rate obligations reduce the fluctuation in their market value and interest rates increases or decreases have less potential for causing capital appreciation or depreciation than is the case for comparable fixed-rate obligations.

Variable rate obligations may have a demand feature that allows the holder to recover the principal amount of the underlying security from the issuer or a third party at specified intervals, generally not longer than one year. This feature may require payment at par value plus accrued interest and may require a specified number of days' notice, according to the terms of the obligations. The issuer of a "demand" obligation normally has a corresponding right to prepay the outstanding principal amount of the note plus accrued interest after a given period. The issuer usually must provide a specified number of days' notice to the holder. Floating rate notes may also have a feature that allows the holder to receive payment prior to maturity.

A floating rate or variable rate obligation may meet the required credit quality standards by being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Zero-Coupon Bonds and Stripped Securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. "Stripped" securities are debt securities whose interest coupons have been separated from the security and are sold separately.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

An Underlying Fund's investment in zero-coupon or stripped securities may cause it to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold.

Bank Obligations. Bank obligations include time deposits, certificates of deposit, bankers' acceptances and other bank obligations that are fully insured by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC currently insures the deposits of member banks up to $250,000 per account. Bank obligations also include obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or obligations of a foreign bank with total assets of at least U.S. $1 billion. Those banks may include commercial banks, savings banks, and savings and loan associations that may or may not be members of the FDIC.

Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. Time deposits may be subject to withdrawal notices and penalties.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

Bank obligations may have a limited market and may be deemed "illiquid" unless the obligation, including principal amount plus accrued interest, is payable within seven days after demand. Time deposits that are subject to withdrawal notices and penalties, other than those maturing in seven days or less, are also considered illiquid investments.

Participation Interests in Loans. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the purchasers other than to pay them the proportionate amount of the principal and interest payments they receive.

Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the income may be reduced and the value of that participation interest might also decline. If the issuing financial institution fails to perform its obligations under the participation agreement, purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. Participation interests are generally illiquid and are subject to restrictions on illiquid securities.

For specific limitations on the Underlying Funds' investments in participation interests, refer to the SAI for each Underlying Fund.

Variable Amount Master Demand Notes. Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payments on demand. The Manager will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Commercial Paper. Commercial paper is short-term, unsecured, promissory notes of domestic or foreign companies that is rated in the three top rating categories of a nationally recognized rating organization.

Money Market Obligations. Money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The investments of a fund that is classified as a "money market fund" must comply with the credit rating and other provisions of Rule 2a-7 under the investment Company Act. To qualify as an "Eligible Security" under the Rule 2a-7 credit rating requirements, a security must: (a) have received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" as defined in Rule 2a-7 ("Rating Organizations"), or, if only one Rating Organization has rated that security, have received a rating in one of the two highest short-term rating categories by that Rating Organization; or (b) be guaranteed, and either that guarantee or the party providing that guarantee meets the requirements in (a); or (c) be an unrated security that is either issued by an issuer having another similar security that meets the above requirements, or is judged by the Manager to be of comparable quality to investments that meet those requirements.

Mortgage-Related Debt Securities. Mortgage-related securities are a form of derivative fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include CMOs, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security's maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of "locking in" attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, the Fund's effective duration and therefore its sensitivity to interest rates, would increase.

Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

  pass-through certificates issued or guaranteed by Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),
  unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, unsecuritized conventional mortgages,
  other mortgage-related securities, or
  any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

Mortgage Related Stripped Securities. Mortgage-related pass-through certificates or CMOs may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case, all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the purchasers might not fully recoup their investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll"), an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold.

During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold. It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

The Underlying Funds will only enter into "covered" forward rolls. Throughout the time period of a transaction, an Underlying Fund will identify liquid assets on its books in an amount equal to its payment obligation.

Privately-Issued Commercial Mortgage Related Securities. Commercial mortgage-related securities issued by private entities are generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risks of the issuer and of the underlying loans. These securities typically are structured to provide protection to investors in senior classes by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government and are subject to very little credit risk. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Others are supported only by the credit of the instrumentality. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.

U.S. Treasury Obligations. These securities are directly issued by the U.S. Treasury. They include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), Treasury bonds (which have maturities of more than ten years when issued), and Treasury Inflation-Protection Securities. Other U.S. Treasury obligations include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank and zero-coupon U.S. Treasury securities. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. While U.S. Treasury securities have little credit risk, they are subject to price fluctuations from changes in interest rates.

Treasury Inflation-Protection Securities ("TIPS"). TIPS are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Mortgage-Related U.S. Government Securities. A variety of mortgage-related securities are issued by U.S. Government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. Government agency or instrumentality or mortgage loans insured by a U.S. Government agency.

Some mortgage-related securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

In September 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of the Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     Government National Mortgage Association ("Ginnie Mae") Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration (the "FHA") or the Farmers Home Administration (the "FMHA") or guaranteed by the Veterans Administration (the "VA").

Ginnie Mae obligations are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Mae certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

Ginnie Maes are guaranteed as to timely payment of principal and interest. In giving that guaranty, Ginnie Mae expects that payments received by the issuers on account of the mortgages backing the Ginnie Mae certificates will be sufficient to make the required payments of principal of and interest. However, if those payments are insufficient, the guaranty agreements between the issuers of the certificates and Ginnie Mae require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, Ginnie Mae will do so.

Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Mae certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against Ginnie Mae. Holders of Ginnie Mae certificates have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, with respect to the mortgages underlying the Ginnie Maes. All of the mortgages in the pools relating to Ginnie Mae are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain Ginnie Mae certificates have a stated maturity of up to thirty (30) years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

     Federal National Mortgage Association ("Fannie Mae") Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the U.S. Department of the Treasury programs described above.

     Federal Home Loan Mortgage Corporation ("Freddie Mac") Certificates. Freddie Mac, a corporate instrumentality of the United States, issues Freddie Mac certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie Mac certificate timely payment of the amounts representing a holder's proportionate share in:

  interest payments less servicing and guarantee fees,
  principal prepayments, and
  the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the Freddie Mac certificate, in each case whether or not such amounts are actually received.

The obligations of Freddie Mac under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the U.S. Department of the Treasury programs described above.

Foreign Securities. Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governmental or by a supra-national entities. They may also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Securities denominated in foreign currencies issued by U.S. companies may also considered to be "foreign securities." Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets may not be considered "foreign securities" because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad. Foreign securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

For specific information on the types of securities that an Underlying Fund considers "foreign securities," and any limitations on the total amount of an Underlying Fund's assets that can be invested in foreign securities, please refer to the Underlying Fund's Prospectus and SAI.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in a wider range of issuers, in countries with economic policies or business cycles that differ from those in the U.S. and in markets that often do not move parallel to U.S. markets. Because of these features, foreign investments may reduce portfolio volatility.

The percentage of assets allocated to foreign securities may vary over time depending on a number of factors including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The Manager may analyze fundamental economic criteria, for example: relative inflation levels and trends, growth rate forecasts, balance of payments status, interest rates, market conditions, currency values, trade barriers, social and political factors, and economic policies.

Foreign Debt Securities. Foreign debt securities include securities issued by foreign governments and companies as well as by "supra-national" entities, such as the World Bank, or their agencies or instrumentalities. Investment in the debt securities of a foreign government or its agencies and instrumentalities ("foreign sovereign debt") may involve a high degree of risk. Foreign sovereign debt obligations may or may not be supported by the full faith and credit of the foreign government. Because of political or economic constraints, the government entity that issued the debt security may not be willing or able to pay interest or repay principle when due. In such a situation, it may request rescheduling the debt or extending further loans to the entity. If a foreign government entity defaults on a debt obligation, there may be few or no legal remedies available for collecting the amounts due.

Debt securities issued by certain "supra-national" entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. A supra national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments.

Risks of Foreign Investing. Investments in foreign securities present special risks and considerations not usually associated with investments in U.S. securities. Those may include:

  a lack of public information about foreign issuers;
  lower trading volume and less liquidity in foreign securities markets than in U.S. markets;
  greater price volatility in foreign markets than in U.S. markets;
  less government regulation of foreign issuers, exchanges and brokers than in the U.S.;
  a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;
  fluctuations in the value of foreign investments due to changes in currency rates;
  the expense of currency exchange transactions;
  greater difficulties in pricing securities in foreign markets;
  foreign government restrictions on investments by U.S. and other non-local entities;
  higher brokerage commission rates than in the U.S.;
  increased risks of delays in clearance and settlement of portfolio transactions;
  unfavorable differences between the U.S. economy and some foreign economies;
  greater difficulty in commencing and pursuing lawsuits or other legal remedies;
  less regulation of foreign banks and securities depositories;
  increased risks of loss of certificates for portfolio securities;
  government restrictions on the repatriation of profits or capital or other currency control regulations;
  the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
  the reduction of income by foreign taxes.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars.

In the past, U.S. government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment but are subject to limits under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Other types of foreign corporations may also be considered PFICs if their percentage of passive income exceeds the limits described above. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

Special Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but also have greater risks than more mature foreign markets. Emerging and developing countries may: be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems.

  Transaction Settlement. Settlement procedures in developing markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems. Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which some assets are uninvested and no return is earned on those assets. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, there is a contract to sell the security, a possible liability to the purchaser.
  Price Volatility. Securities prices in developing markets may be significantly more volatile than is the case in more developed nations of the world. In particular, countries with emerging markets may have relatively unstable governments. That presents the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets. These countries may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.
  Less Developed Securities Markets. Developing market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.
  Government Restrictions. In certain developing countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Also, a government might impose temporary restrictions on remitting capital abroad if the country's balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, income or capital gains may not be able to be transmitted to the United States. Additionally, the imposition of restrictions on investments by foreign entities might result in less attractive investment opportunities or require the sale of existing investments.
  Privatization Programs. The governments in some developing countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. Privatization programs may offer opportunities for significant capital appreciation, in the appropriate circumstances. However, in certain developing countries, the ability of foreign entities to participate in privatization programs may be limited by local law. Additionally, the terms on which a foreign entity might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that privatization programs will be successful.

Derivatives and Hedging Instruments. Derivative investments may be used for liquidity, to seek income or for hedging purposes. Some of the types of derivatives and hedging instruments that may be used are:

●futures
●put and call options
●currency options
●options on futures
●forward contracts
●swaps
●swaptions
●indexed-linked notes
●currency-linked notes
●"structured" notes
●equity-linked debt securities
●convertible notes

Derivatives can be used to attempt to hedge against declines in the market value of portfolio securities, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. They can also be used to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from an anticipated rise in their market value. In that case, the securities would normally be purchased and then the derivative position would be terminated. Hedging strategies are intended to reduce losses but they may also cause losses or limit gains if the hedging instrument or strategy does not perform as anticipated.

The Fund and the Underlying Funds are not obligated to use hedging, even though they are permitted to do so. The Funds and the Underlying Funds may use derivatives and hedging to the extent consistent with their respective investment objectives, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in a Fund's prospectus or SAI. An Underlying Fund can employ other derivatives or hedging instruments and strategies, including new ones that are developed, if those investments or strategies are consistent with its investment objective and are permissible under applicable regulations governing the Fund. For any limitations on an Underlying Fund's investments in derivatives, please refer to its Prospectus and SAI.

Futures. Futures contracts may relate to (1) an individual stock ("single stock futures"), (2) a debt security (these are referred to as "interest rate futures"), (3) broadly-based stock indices ("stock index futures"), (4) bond indices (these are referred to as "bond index futures"), (5) other broadly based securities indices (these are referred to as "financial futures"), (6) foreign currencies (these are referred to as "forward contracts"), or (7) commodities (these are referred to as "commodity futures").

Single Stock Futures. A single stock future obligates the seller to deliver cash or a specified equity security to settle the transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges.

Interest Rate Futures. An interest rate future obligates the seller to deliver cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The seller of a stock index is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the relative values of the underlying stocks that are included in the index. A stock index cannot be purchased or sold directly.

Bond Index Futures. Bond index futures are contracts based on the future value of a basket of securities that comprise the index. The seller of a bond index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the values of the fixed-income securities that are included in the index. A bond index cannot be purchased or sold directly.

Financial Futures. Financial futures are based on the future value of the basket of securities that comprise an index. These contracts obligate the seller to pay cash to settle the futures transaction. No delivery of the underlying securities is made to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. They are discussed below in the section "Options and Futures on Foreign Currencies."

Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

These futures transactions, except for forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked to market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid by or released. The purchase then realizes any loss or gain on the futures transaction for tax purposes.
Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Options may be exchange-traded or over-the-counter and include securities options, index options, currency options, commodities options, and options on futures.

Selling Covered Call Options.  If the Fund sells ("writes") a call option, it must be "covered." That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets its books that would enable it to fulfill its obligations if the option were exercised.

        A call option on a security is an agreement to sell an underlying security to the call purchaser at a fixed price (the "exercise price") regardless of changes in the market price of that security during a call period of usually not more than nine months. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller retains the underlying security and realizes a profit from the cash premium it received. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.

        A call on an index, is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.

        A custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation ("OCC") as the escrow agent for securities that are subject to a call option. The OCC will only release those securities when the call option expires or when the seller enters into a closing transaction. No margin is required for those transactions.

        When the Fund sells an option over-the-counter ("OTC"), it will normally enter into an arrangement with a securities dealer to establish a formula price at which the Fund will have the absolute right to repurchase that option. The formula price will generally be based on a multiple of the premium received for the option, any difference between the exercise price and the market price of the underlying security (that is, the amount that the option is "in the money"). The Fund will treat the mark-to-market value of the option as illiquid (for purposes of its restriction on holding illiquid securities) unless it is subject to such a buy-back agreement.

        A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. To do so, at the time the call must be covered by identifying an equivalent dollar amount of liquid assets. If the value of the segregated assets drops below 100% of the current value of the future, additional liquid assets must be identified. Because of this requirement, in no circumstances would an exercise notice as to that future require delivery on a futures contract. It would simply create a short futures position, which is permitted by applicable hedging policies.

Selling Put Options. A put option on a security gives the purchaser the right, during the option period, to sell the security to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by identifying liquid assets with a value equal to or greater than the exercise price of the underlying security, to secure the obligation. In that case the seller forgoes the opportunity to invest, sell or write calls against the identified assets.

During the option period, the seller is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. The seller has no control over when it may be required to purchase the underlying security, since it may be exercised at any time prior to the expiration of the put option. If, during the option period, the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller would incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Any profits from writing put options are considered short-term capital gains for federal tax purposes, and are taxable as ordinary income when distributed to shareholders.

Purchasing Call Options. A call option may be purchased to seek to benefit from an anticipated rise in a particular security or in the securities market. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the total amount of the call price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.

Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.

Purchasing Put Options. A put on securities or futures may be purchased to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.

A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.

Put and Call Options on Futures. A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. The call is covered by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drop below 100% of the current market value of the future, the seller will identify additional liquid assets on its books. Because of this requirement, the receipt of an exercise notice would not require the delivery of the futures contract under any circumstances. It would, however, put the seller in a short futures position, which is permitted under applicable hedging policies.

A put option on a future may be purchased to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

A put option may also be purchased on a future the buyer does not own. That would permit the buyer to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Additional Information About the Fund's Investment Policies and Risks Pt. II

Closing Transactions. To close out a call option it has sold, the Fund may buy a corresponding call option or it may sell a put option that it had previously bought to close out that transaction. These transactions are referred to as "closing transactions." If the seller cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable seucirites until the call expires or is exercised.

The seller may also use a closing transaction for a put option it has sold, either to realize a profit or to avoid purchasing the underlying security. A closing transaction would also permit the Fund to sell the security or to sell another put option on the security. The seller may only terminate a put option before it receives an exercise notice. The seller cannot effect a closing purchase transaction once an exercise notice has been assigned.

If the premium the seller received on the option it sold was more than the price of the option to close out the transaction plus the transaction costs, the seller will realize a profit. If those costs are more than that amount, it will realize a loss. Any profits on closing transactions are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders. Gain or loss on an option on an index or a future would depend on changes in the prices of the securities that make up the index or changes in the price of the underlying investment or the futures markets generally. If, due to the lack of a market, the seller cannot buy an option to close out an option it has sold, it will need to hold the option until it expires or is exercised.

Options and Futures on Foreign Currencies. Put and call options and futures contracts on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options.

If the value of a foreign currency rises against the U.S. dollar, the cost of securities denominated in that currency increases. The increased cost of those securities may be partially offset by purchasing calls or selling puts on the foreign currency. If the value of a foreign currency against the U.S. dollar falls, the dollar value of portfolio securities denominated in that currency would decline. That decline might be partially offset by selling calls or purchasing puts on the foreign currency. If the currency rate fluctuates in an adverse direction from the option position, however, the option premium payments and transaction costs would have been incurred without a corresponding benefit.

A call on a foreign currency could be sold to provide a hedge against a decline in the U.S. dollar value of a security denominated in that currency or in a different currency (known as a "crosshedging" strategy).  A call on a foreign currency is "covered" if the seller owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. The seller may also cover the option by maintaining identified cash, U.S. Government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option

Forward Contracts. Foreign currency futures contracts are known as "forward contracts." They are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Strategies. Under a forward contract, the Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend payments that may be received in a foreign currency. This is called a "transaction hedge." The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts could be used to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

In some cases, at or before the maturity of a forward contract, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver, the Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

Forward Contract Limitations. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, the Fund could purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund could purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. The Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of the Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transactions costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. Because these contracts are not traded on an exchange, the credit and performance risk of the counterparty must also be evaluated.

Swaps. A "swap" is a contract under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at a specified date or dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap an asset for cash at only one forward date. Swap transactions may also have more than one period and therefore more than one exchange of assets. If the term of a swap is for more than one period, the purchaser may make payments at an adjustable or "floating" rate. With a floating rate fee, the payments are based on a rate such as the London Interbank Offered Rate ("LIBOR"), and are adjusted each period. If the LIBOR or other reference rate increased over the term of the swap, the fee would increase at each swap reset date.

Swap transactions with certain counterparties may be entered into pursuant to master netting agreements. A master netting agreement provides that all swaps done between the parties shall be regarded as parts of an integral agreement. On any date, the amounts payable to or from each party in respect to one or more swap transactions in the same currency will be combined and the parties will receive or be obligated to pay the net amount. A master netting agreement may also provide that if a party defaults on one swap, the other party can terminate all of the swaps with that counterparty. If there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each terminated swap (i.e., the mark-to-market value at the time of termination of each swap). The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

Interest Rate Swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received.

Total Return Swaps. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. In a total return swap, the purchaser will receive the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee.

Credit Default Swaps. Credit default swaps may be acquired, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to seek protection against the risk that a security will default. Credit default swaps may be on a single security, or on a basket of securities. The purchaser pays a fee and receives a fixed payment during the life of the swap. A credit default swap may represent a short position (also known as "buying credit protection") or a long position (also known as "selling credit protection").

A short position in a credit default swap might be used to hedge a long portfolio position to seek to decrease exposure to a specific issuer. For corporate issues, a short credit default swap may only be entered into with respect to a currently owned security. However, if the short credit default swap is against sovereign debt, the ownership may be in reference to: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

If there is a credit event (bankruptcy, failure to timely pay interest or principal, a restructuring or other specified occurrence) with respect to a short position in a credit default swap, the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Taking a long position in a credit default swap note increases the exposure to the specific issuers. If there is a credit event with respect to a long credit default swap position, the swap counterparty will deliver the bonds and the purchaser will pay the counterparty the par amount. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

The risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation.

Swaptions.  A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Risks of Swap Transactions. Swaps involve the risk that the value of the asset will not perform as expected. Swaps also involve credit risk, which is the risk that the counterparty might default. If the counterparty defaults, the purchaser might lose the amount of any contractual payments that it has not received. The Manager will monitor the creditworthiness of counterparties to swap transactions on an ongoing basis. Although the swap market is well-developed for primary participants, there is only a limited secondary market. Swaps are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited. Therefore, if the Underlying Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

Regulatory Risks of Swap Transactions. Qualifying swap transactions are excluded from regulation under the Investment Company Act and the regulations thereunder. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the SEC. Consequently, swap contracts are not regulated by either the CFTC or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws. To reduce this risk, the Fund will only enter into swap agreements with counterparties who use standard International Swap and Dealers Association, Inc. ("ISDA") contract documentation. ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms and counterparty obligations, including provisions for master netting agreements. See Appendix D to this SAI for more information on qualifying swap transactions.

"Structured" Investments.  "Structured" investments are financial instruments and contractual obligations designed to provide a specific risk-reward profile. A structured instrument is generally a hybrid security (often referred to as "hybrids") that combines characteristics of two or more different financial instruments. The terms of these investments may be contractually "structured" by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument. Structured investments may have certain features of equity and debt securities, but may also have additional features. The key characteristics of structured investments are:

  They change the risk or return on an underlying investment asset (such as a bond, money market instrument, loan or equity security), or
  They may replicate the risk or return of an underlying investment asset.
  They typically involve the combination of an investment asset and a derivative.
  The derivative is an integral part of the structure, not just a temporary hedging tool.

The returns on these investments may be linked to the value of an index (such as a currency or securities index) or a basket of instruments (a portfolio of assets, such as, high yield bonds, emerging market bonds, equities from a specific industry sector, a broad-based equity index or commodities), an individual stock, bond or other security, an interest rate, or a commodity. Some of the types of structured investments are:

  Equity-linked notes
  Index-linked notes
  Inflation-linked notes
  Commodity-linked notes
  Credit-linked notes
  Currency-linked notes

The values of structured investments will normally rise or fall in response to the changes in the performance of the underlying index, security, interest rate or commodity. Certain structured investments may offer full or partial principal protection, or may pay a variable amount at maturity, or may pay a coupon linked to a specific security or index while leaving the principal at risk. These investments may be used to seek to realize gain or limit exposure to price fluctuations and help control risk.

Depending on the terms of the particular instrument, structured investments may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured notes are subject to credit risk with respect to the issuer of the instrument (referred to as "counter-party" risk) and, for structured debt investments, might also be subject to credit risk with respect to the issuer of the underlying investment. For notes that do not include principal protection (a form of insurance), a main risk is the possible loss of principal. There is a legal risk involved with holding complex instruments, where regulatory or tax considerations may change during the term of a note. Some structured investments may create leverage, which involves additional risks.

If the underlying investment or index does not perform as anticipated, the inestment might not result in a gain or may cause a loss. The price of structured investments may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price. Usually structured investments are considered illiquid investments for purposes of limits on those investments.

Equity-Linked Notes. Equity-linked debt securities pay interest at a fixed rate until they mature, which is usually in one to four years. The principal amount that they pay at maturity is not a fixed amount, however. It is calculated based on the performance of a specified equity security. The principal amount is typically adjusted for events such as stock splits, stock dividends and certain other events that affect the linked equity security but is not adjusted for any additional issuance of equity securities of the type to which it is linked. Equity-linked debt securities are subject to equity market risks and their value generally fluctuates with the price of the linked security, although these securities are generally less volatile than the equity securities to which they are linked. Because the amount of principal is based on the value of a different security, equity-linked debt securities are considered to be a type of derivative.

Index-Linked Notes. Index-linked notes are debt securities whose the principal and/or interest payments depend on the performance of an underlying index. This type of indexed security offers the potential for increased income or principal payments but involves greater risk of loss than a typical debt security of the same maturity and credit quality.

Currency-Linked Notes. Currency-indexed securities are short- or intermediate-term debt securities whose value at maturity or interest payments are linked to the change in value of the U.S. dollar against the performance of a currency index or one or more foreign currencies. In some cases, these securities pay an amount at maturity based on a multiple of the amount of a currency's change against the dollar. If they are sold prior to their maturity, their price may be higher or lower than their purchase price as a result of market conditions or changes in the credit quality of the issuer.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of an underlying commodity-related variable that may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity future or option contract, a commodity index, or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and are negotiated with the issuer to obtain specific terms and features that are tailored to particular investment needs.

Qualifying Hybrid Instruments. "Qualifying hybrid instruments" are commodity-linked notes that are excluded from regulation under the Commodity Exchange Act and the rules thereunder and that are therefore are not considered to constitute a "commodity pool." They must meet the certain specific legal requirements. More information regarding qualifying hybrid instruments is included in Appendix C to this SAI.

Risks of Derivatives and Hedging Instruments. The use of derivatives and hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If the a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Futures Market Risk. The ordinary differences between prices in the cash markets and the futures markets are subject to distortions, due to differences in the nature of those markets.

  Participants in the futures market are subject to margin deposit and maintenance requirements that may cause investors to close futures contracts through offsetting transactions, distorting the normal market relationships.
  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
  Speculators may consider the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause price distortions.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to calls options it has sold or if it exercises puts options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission each purchse or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

  gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time the Fund actually collects such receivables or pays such liabilities, and gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

Other Investments and Investment Strategies

Other Investments and Strategies. The Fund may also use the following types of investments and investment strategies.

When-issued and Delayed-Delivery Transactions. "When-issued" and "delayed-delivery" are terms that refer to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money.

The buyer, relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

The Fund engages in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, the Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Repurchase Agreements. Repurchase agreement may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), entities managed by the Manager may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold by under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Borrowing and Leverage. The Fund may borrow money, to the extent currently permitted under the Investment Company Act, and any applicable the rules, regulations or exemptions. If the Fund buys securities while borrowings are outstanding it may create leverage. Leverage may increase the opportunity for return but also creates special risks and may be considered speculative. The use of leverage may make the Fund's share prices more volatile. Interest on money it borrows is an expense. If those expenses are higher than the income or capital appreciation on securities purchased with the borrowed funds, performance will be lower than it would have been if the Fund had not borrowed.

The Fund's borrowing will only be from banks and will not be for more than 33 1/3% of the value of its total assets, including the amount borrowed. If its borrowings exceed that amount, the Fund is required to reduce its bank debt to the extent necessary to comply with that requirement within three days. To do so, the Fund may need to sell securities at a time when it otherwise would not do so.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.

These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

Investment Restrictions

Fundamental Policies.

The Funds and the Underlying Funds have adopted policies and restrictions to govern their investments. Under the Investment Company Act, "fundamental" policies are those policies that can be changed only by the vote of a "majority" of a Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Funds' investment objectives are not fundamental policies, but will not be changed without approval by the Fund's Board of Trustees and prior notice to shareholders. The investment objectives of the Underlying Funds may be fundamental or non-fundamental, according to the Prospectus and SAI of each Underlying Fund. Other policies described in the Funds' and/or the Underlying Funds' Prospectuses or SAIs, are fundamental only if they are identified as such. Each Fund's Board of Trustees and each Underlying Fund's Board of Directors or Trustees can change non fundamental policies without shareholder approval. However, significant changes to a Fund's investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each of the Funds.

  A Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of each Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. For purposes of this restriction, a Fund's investments will be considered be its pro rata portion of each Underlying Fund's portfolio securities.
  A Fund cannot invest 25% or more of its total assets in any one industry or in a group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or to securities issued by investment companies.
  A Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund may not underwrite securities issued by others, except to the extent that such Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Currently, under the Investment Company Act, and the Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. To the extent that a Fund or an Underlying Fund has restrictions on or not permitted to invest in real estate, real estate related securities and/or commodities, that information is set out in the investment restrictions in this section. Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  A Fund may not invest in illiquid securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

Currently, under the Investment Company Act, a mutual fund cannot invest in illiquid securities (i.e., securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party), if at the time of acquisition more than 15% of its net assets would be invested in such securities. The shares of the Underlying Funds are not illiquid investments under the Funds' policies or the applicable Investment Company Act rules and regulations.

Do the Underlying Funds Have Fundamental Policies? Each of the Underlying Funds has its own fundamental policies. Those policies may differ from the fundamental policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are fundamental policies of the Underlying Funds:

Capital Appreciation Fund:

  Capital Appreciation Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Capital Appreciation Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Capital Appreciation Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption there from that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  Capital Appreciation Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Capital Appreciation Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Champion Income Fund:

  Champion Income Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of Champion Income Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Champion Income Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). Champion Income Fund can invest more than 25% in a group of industries.
  Champion Income Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Champion Income Fund may only borrow from banks and/or affiliated investment companies and only as a temporary measure for extraordinary or emergency purposes. Champion Income Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, Champion Income Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Champion Income Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Champion Income Fund cannot invest in real estate. However, Champion Income Fund can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.
  Champion Income Fund cannot invest in commodities or commodity contracts. However, Champion Income Fund may buy and sell any of the hedging instruments permitted by its other investment policies, whether or not the hedging instrument is considered a commodity or commodity contract, subject to the restrictions and limitations on such investments specified in Champion Income Fund's Prospectus and Statement of Additional Information.
  Champion Income Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Champion Income Fund cannot issue "senior securities", but this does not prohibit certain investment activities for which assets of Champion Income Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Core Bond Fund:

  Core Bond Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This restriction applies to 75% of Core Bond Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Core Bond Fund cannot concentrate its investments (that means it cannot invest 25% or more of its total assets) in any one industry. Gas, water, electric and telephone utilities are considered to be separate industries for this purpose.
  Core Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Core Bond Fund cannot invest in real estate or real estate mortgage loans. However, Core Bond Fund can purchase and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate.
  Core Bond Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Core Bond Fund cannot borrow money in excess of 33 ⅓% of the value of its total assets. Core Bond may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Core Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Core Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Core Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Developing Markets Fund:

  Developing Markets Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Developing Markets Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  Developing Markets Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot invest in real estate, physical commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.
  Developing Markets Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Discovery Fund:

  Discovery Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuers voting securities. This limitation applies to 75% of Discovery Fund's total assets government or any of its agencies or instrumentalities or securities of other investment companies.
  Discovery Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Discovery Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot invest 25% or more of its assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  Discovery Fund cannot underwrite securities of other companies. A permitted exception is in the case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Discovery Fund cannot invest in real estate, physical commodities or commodity contracts except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot issue senior securities, except to the extent permitted under the Investment Comapny Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Equity Income Fund:

  Equity Income Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuers voting securities. This limitation applies to 75% of this Equity Income Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities or other investment companies.
  Equity Income Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption thereform that is applicable to the Underlying Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Equity Income Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by the investment companies.
  Equity Income Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Equity Income Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Equity Income Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Equity Income Fund, as such statute, rules and regulations may be amended from time to time.
  Equity Income Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or inerpreted from time to time.

Global Fund:

  Global Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules and regulations may be amended from time to time.
  Global Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. That limitation applies to 75% of Global Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Global Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  Global Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Global Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

International Bond Fund:

  International Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  International Bond Fund cannot buy or sell real estate. However, International Bond Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.
  International Bond Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.
  International Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of International Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  International Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. International Bond Fund may borrow only from banks and/or affiliated investment companies. International Bond Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets. With respect to this fundamental policy, International Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

International Bond Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. International Bond Fund will not invest 25% or more of its total assets in government securities of any one foreign company or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy.

Non-Diversification of International Bond Fund's Investments. International Bond Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that International Bond Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if International Bond Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, International Bond Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders. To qualify, International Bond Fund must meet a number of conditions. First, not more than 25% of the market value of International Bond Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) International Bond Fund must not own more than 10% of the outstanding voting securities of a single issuer. This is not a fundamental policy.

International Growth Fund:

  International Growth Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  International Growth Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to International Growth Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  International Growth Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.
  International Growth Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Limited-Term Government Fund:

  Limited-Term Government Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Limited-Term Government Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.
  Limited-Term Government Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  Limited-Term Government Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or its Statement of Additional Information.
  Limited-Term Government Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Limited-Term Government Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Limited-Term Government Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Limited-Term Government Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Limited-Term Government Fund cannot purchase or sell real estate, commodities or commodity contracts. However, Limited-Term Government Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.
  Limited-Term Government Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Limited-Term Government Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Limited-Term Government Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

Main Street Fund:

  Main Street Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Main Street Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.
  Main Street Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.
  Main Street Fund cannot invest in commodities. However, Main Street Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.
  Main Street Fund cannot invest in real estate or in interests in real estate. However, Main Street Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  Main Street Fund cannot borrow money in excess of 33 ⅓% of the value of its total assets (including the amount borrowed). Main Street Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.
  Main Street Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

Main Street Opportunity Fund:

  Main Street Opportunity Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Main Street Opportunity Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Opportunity Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 ⅓% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Main Street Opportunity Fund cannot borrow money in excess of 33 ⅓% of the value of its total assets. Main Street Opportunity Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Opportunity Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Main Street Opportunity Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. government securities.
  Main Street Opportunity Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, Main Street Opportunity Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Opportunity Fund cannot invest in real estate or in interests in real estate. However, Main Street Opportunity Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Opportunity Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Opportunity Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Opportunity Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Main Street Small Cap Fund:

  Main Street Small Cap Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Main Street Small Cap Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Small Cap Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt securities or similar evidences of indebtedness, (c) through an interfund-lending program with other affiliated funds, and (d) through repurchase agreements.
  Main Street Small Cap Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Small Cap Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Small Cap Fund can borrow only if it maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act of 1940.
  Main Street Small Cap Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.
  Main Street Small Cap Fund cannot invest in real estate or in interests in real estate. However, Main Street Small Cap Fund can purchase securities of companies holding real estate or interests in real estate.
  Main Street Small Cap Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, Main Street Small Cap Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Small Cap Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Small Cap Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Small Cap Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

MidCap Fund:

  MidCap Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of MidCap Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  MidCap Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to MidCap Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  MidCap Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  MidCap Fund cannot underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  MidCap Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  MidCap Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Commodity Strategy Total Return Fund:

  Commodity Strategy Total Return Fund will not purchase the securities, hybrid instruments and other instruments of any issuer if, as a result, 25% or more of Commodity Strategy Total Return Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them.
However, Commodity Strategy Total Return Fund will invest 25% or more of its total assets in securities, hybrid instruments and other instruments, including futures and forward contracts, related options and swaps, linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals industries. The individual components of an index will be considered as separate industries for this purpose.
  Commodity Strategy Total Return Fund will not issue any senior security. However, Commodity Strategy Total Return Fund may enter into commitments to purchase securities in accordance with Commodity Strategy Total Return Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, Commodity Strategy Total Return Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment Company Act and applicable regulations, interpretations of the Investment Company Act or an exemptive order. Commodity Strategy Total Return Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of hybrid instruments, futures contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, Commodity Strategy Total Return Fund may borrow money as authorized by the Investment Company Act.
  Commodity Strategy Total Return Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from purchasing or selling hybrid instruments, options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.
  Commodity Strategy Total Return Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude Commodity Strategy Total Return Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. Commodity Strategy Total Return Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.
  Commodity Strategy Total Return Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling securities held in its own portfolio.
  Commodity Strategy Total Return Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 ⅓% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. Currently, the Investment Company Act permits (a) lending of securities, (b) purchasing debt securities or similar evidences of indebtedness, (c) repurchase agreements and (d) interfund lending consistent with Commodity Strategy Total Return Fund's exemptive order; or
  Commodity Strategy Total Return Fund cannot borrow money in excess of 33 ⅓% of the value of its total assets. Commodity Strategy Total Return Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Commodity Strategy Total Return Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Currently, the Investment Company Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed). Commodity Strategy Total Return Fund may borrow up to 5% of its total assets for temporary purposes from any person. Interfund borrowing must be consistent with Commodity Strategy Total Return Fund's exemptive order.

Real Estate Fund:

  Real Estate Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Real Estate Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Real Estate Fund cannot make loans except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Real Estate Fund, as such statue, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Real Estate Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to Real Estate Fund's investments in the real estate industry in general.
  Real Estate Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Real Estate Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Diversification of Real Estate Fund's Investments. Real Estate Fund is classified as a "non-diversified" fund under the Investment Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, Real Estate Fund can invest more of its assets in the securities of a single issuer than it could prior to April 12, 2007 when it was classified as a diversified fund. However, Real Estate Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, no more than 25% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer, and (2) Real Estate Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Being non-diversified may pose additional investment risks. If Real Estate Fund invests more of its assets in fewer issuers, the value of its shares may be affected to a greater extent by adverse conditions affecting any one of those issuers. The statement of investments included in this SAI reflect the investments held by Real Estate Fund prior to its changing from a diversified to a non-diversified classification and may not be reflective of Real Estate Fund's allocation of investments following that change.

  Real Estate Fund cannot issue senior securities, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Rising Dividends Fund:

  Rising Dividends Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Rising Dividends Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Rising Dividends Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest 25% or more of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Rising Dividends Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Rising Dividends Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Small- & Mid- Cap Value Fund:

  Small- & Mid- Cap Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Small- & Mid- Cap Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Small- & Mid- Cap Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  Small- & Mid- Cap Value Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid- Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund may not underwrite securities issued by others, except that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Small- & Mid- Cap Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid-Cap Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid-Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Quest International Value Fund, Inc.:

  Quest International Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Quest International Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Quest International Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Quest International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  Quest International Value Fund may not underwrite securities issued by others, except to the extent that Quest International Value Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Quest International Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Quest International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Quest International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

U.S. Government Trust:

  U.S. Government Trust cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of U.S. Government Trust's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  U.S. Government Trust cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  U.S. Government Trust cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  U.S. Government Trust cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.

Value Fund:

  Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.

Do the Underlying Funds Have Any Restrictions That Are Not Fundamental? Each of the Underlying Funds has its own investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of each respective Underlying Fund's Board of Trustees without shareholder approval. Those policies may differ from the policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are non-fundamental policies of the Underlying Funds as indicated below.

  None of the Underlying Funds can invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act and U.S. Government Trust cannot invest in any securities of other investment companies except if it acquires them as part of a merger, consolidation or acquisition of assets. Global Fund cannot invest in securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies, and the commission rates on such investments may not be in excess of normal brokerage commissions.
  For purposes of each applicable Underlying Fund's policy not to concentrate its assets, as described above and in each applicable Underlying Fund's prospectus and/or SAI, those Underlying Funds have adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.
  U.S. Government Trust and Small- & Mid- Cap Value Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.
  U.S. Government Trust and Small- & Mid- Cap Value Fund will provide at least 60 days' prior notice of any change in their non-fundamental policies to invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings used for investment purposes) in U.S. government securities and in equity securities of small- and mid-cap domestic and foreign issuers, respectively.
  MidCap Fund cannot purchase securities on margin or pledge, mortgage or hypothecate any of its assets. However, it can make margin deposits and escrow arrangements in connection with any of the hedging instruments permitted by any of its other investment policies. MidCap Fund cannot invest in companies for the purpose of acquiring control or management of them or invest in or hold securities of any issuer if officers and Trustees or directors of MidCap Fund or the Manager individually or beneficially own more than ½ of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.
  Global Fund cannot sell securities short except in "short sales against-the-box."
  Small- & Mid- Cap Value Fund cannot make short sales or purchase securities on margin. However, Small- Mid- Cap Value Fund can make short-term borrowings when necessary for the clearance of purchases of portfolio securities.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager , Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

How the Funds are Managed

Organization and History

Organization and History. The Funds are open-end, diversified management investment companies with an unlimited number of authorized shares of beneficial interest. Transition 2010, Transition 2015, Transition 2020 and Transition 2030 Funds were organized as Massachusetts business trusts on June 5, 2006. Transition 2025, Transition 2040 and Transition 2050 Funds were organized as Massachusetts business trusts on November 12, 2007.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each Class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings;
  does not have cumulative voting rights, preemptive rights or subscription rights;

Shareholder Meetings. As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended February 28, 2009, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 5 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees, including Independent Trustees, for election to the Board. The full Board elects new Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer International Growth Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund

Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer Absolute Return Fund	Oppenheimer Portfolio Series
Oppenheimer AMT-Free Municipals	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring Japan Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Select Value Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2015 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2030 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer U.S. Government Trust
Oppenheimer Multi-State Municipal Trust

In addition to being a Board member of each of the Board I Funds, Messrs. Downes and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

Messrs. Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Bloomberg, Bullingston, Ives and Ruffle who are officers of the Fund, hold the same offices with one or more of the other Board I Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of May 29, 2009, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman	Since 2007
	Trustee	Since 2006
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2006
Robert G. Galli	Trustee	Since 2006
Phillip A. Griffiths	Trustee	Since 2006
Mary F. Miller	Trustee	Since 2006
Joel W. Motley	Trustee	Since 2006
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2006
Peter I. Wold	Trustee	Since 2006

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (65) Chairman of the Board, Trustee	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).	64
David K. Downes (69) Trustee	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).	64
Matthew P. Fink (68) Trustee	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004).	54
Phillip A. Griffiths (70) Trustee	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991).	54
Mary F. Miller (66) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003).	54
Joel W. Motley (56) Trustee	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley.	54
Mary Ann Tynan* (63) Trustee	Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).	54
Joseph M. Wikler (67) Trustee	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001).	54
Peter I. Wold (61) Trustee	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).	54

* Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

Mr. Reynolds has been a Trustee of the Fund since 2005.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an "Interested Trustee" because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Russell S. Reynolds, Jr. (77) Trustee	Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association.	54

Mr. Murphy has served as an Interested Trustee of the Fund since 2002.

Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
John V. Murphy (59) Trustee, President and Principal Executive Officer	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October 2003); Chairman of the Investment Company Institute's Board of Governors (since October 2007).	102

The addresses of the officers in the charts below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281, for Messrs. Petersen, Szilagyi, Vandehey and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Each of the Officers has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Alan C. Gilston	Vice President and Portfolio Manager	Since 2009
Jerry A. Webman	Vice President and Portfolio Manager	Since 2006
John V. Murphy	President and Principal Executive Officer	Since 2006
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2006
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2006
Brian Petersen	Assistant Treasurer	Since 2006
Stephanie Bullington	Assitant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2006
Kathleen T. Ives	Assistant Secretary	Since 2006
Lisa I. Bloomberg	Assistant Secretary	Since 2006
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Mark S. Vandehey (58) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004).	102
Brian W. Wixted (49) Treasurer and Principal Financial & Accounting Officer	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003).	102
Brian Petersen (38) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	102
Stephanie Bullington (32) Assistant Treasurer	Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004).	102
Robert G. Zack (60) Secretary	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003).	102
Kathleen T. Ives (43) Assistant Secretary	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008).	102
Lisa I. Bloomberg (41) Assistant Secretary	Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	102
Taylor V. Edwards (41) Assistant Secretary	Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005).	102
Randy G. Legg (43) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	102
Adrienne M. Ruffle (31) Assistant Secretary	Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP.	102

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2008
	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
Independent Trustee
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Robert G. Galli	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
John V. Murphy	None	Over $100,000
Russell S. Reynolds, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' and Mr. Reynolds total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Transition 2010 Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$30[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$24	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$24	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Robert G. Galli[10]	$11	N/A	$53,589[11]	$0[12]
Phillip A. Griffiths	$26[13]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$22[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$24[15]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$22	N/A	$77,288	$168,000
Audit Committee Member and Governance Committee Member
Mary Ann Tynan[16]	$12[17]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$22[18]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$22[19]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $21 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Mr. Galli retired from the Boards of the Board I Funds effective September 30, 2008.
11. This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.
12. Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13. Includes $23 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14. Includes $6 deferred by Ms. Miller under the Compensation Deferral Plan.
15. Includes $2 deferred by Mr. Motley under the Compensation Deferral Plan.
16. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
17. Includes $3 deferred by Ms. Tynan under the Compensation Deferral Plan.
18. Includes $11 deferred by Mr. Wikler under the Compensation Deferral Plan.
19. Includes $19 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2015 Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$42[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$34	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$34	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Robert G. Galli[10]	$17	N/A	$53,589[11]	$0[12]

Phillip A. Griffiths	$38[13]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$32[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$34[15]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$32	N/A	$77,288	$168,000
Audit Committee Member and Governance Committee Member
Mary Ann Tynan[16]	$15[17]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$32[18]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$32[19]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $32 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Mr. Galli retired from the Boards of the Board I Funds effective September 30, 2008.
11. This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.
12. Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13. Includes $33 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14. Includes $10 deferred by Ms. Miller under the Compensation Deferral Plan.
15. Includes $3 deferred by Mr. Motley under the Compensation Deferral Plan.
16. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
17. Includes $4 deferred by Ms. Tynan under the Compensation Deferral Plan.
18. Includes $16 deferred by Mr. Wikler under the Compensation Deferral Plan.
19. Includes $28 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2020 Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$55[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$44	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$44	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Robert G. Gali[10]	$20	N/A	$53,589[11]	$0[12]

Phillip A. Griffiths	$49[13]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$41[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$44[15]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$41	N/A	$77,288	$168,000
Audit Committee Member and Governance Committee Member
Mary Ann Tynan[16]	$22[17]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$41[18]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$41[19]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $40 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Mr. Galli retired from the Boards of the Board I Funds effective September 30, 2008.
11. This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.
12. Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13. Includes $43 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14. Includes $12 deferred by Ms. Miller under the Compensation Deferral Plan.
15. Includes $3 deferred by Mr. Motley under the Compensation Deferral Plan.
16. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
17. Includes $6 deferred by Ms. Tynan under the Compensation Deferral Plan.
18. Includes $21 deferred by Mr. Wikler under the Compensation Deferral Plan.
19. Includes $35 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2025 Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$5[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$4	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$4	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Robert G. Galli[10]	$1	N/A	$53,589[11]	$0[12]

Phillip A. Griffiths	$5[13]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$4[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$4[15]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$4	N/A	$77,288	$168,000
Audit Committee Member and Governance Committee Member
Mary Ann Tynan[16]	$3[17]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$4[18]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$4[19]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $3 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Mr. Galli retired from the Boards of the Board I Funds effective September 30, 2008.
11. This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.
12. Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13. Includes $4 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14. Includes $1 deferred by Ms. Miller under the Compensation Deferral Plan.
15. Includes $0 deferred by Mr. Motley under the Compensation Deferral Plan.
16. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
17. Includes $1 deferred by Ms. Tynan under the Compensation Deferral Plan.
18. Includes $2 deferred by Mr. Wikler under the Compensation Deferral Plan.
19. Includes $3 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2030 Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$66[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$53	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$53	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Robert G. Galli[10]	$26	N/A	$53,589[11]	$0[12]

Phillip A. Griffiths	$59[13]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$50[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$53[15]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$50	N/A	$77,288	$168,000
Audit Committee Member and Governance Committee Member
Mary Ann Tynan[16]	$25[17]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$50[18]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$50[19]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $49 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Mr. Galli retired from the Boards of the Board I Funds effective September 30, 2008.
11. This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.
12. Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13. Includes $52 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14. Includes $15 deferred by Ms. Miller under the Compensation Deferral Plan.
15. Includes $4 deferred by Mr. Motley under the Compensation Deferral Plan.
16. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
17. Includes $7 deferred by Ms. Tynan under the Compensation Deferral Plan.
18. Includes $25 deferred by Mr. Wikler under the Compensation Deferral Plan.
19. Includes $43 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2040 Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$5[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$4	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$4	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Robert G. Galli[10]	$1	N/A	$53,589[11]	$0[12]

Phillip A. Griffiths	$4[13]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$4[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$4[15]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$4	N/A	$77,288	$168,000
Audit Committee Member and Governance Committee Member
Mary Ann Tynan[16]	$3[17]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$4[18]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$4[19]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $3 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Mr. Galli retired from the Boards of the Board I Funds effective September 30, 2008.
11. This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.
12. Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13. Includes $4 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14. Includes $1 deferred by Ms. Miller under the Compensation Deferral Plan.
15. Includes $0 deferred by Mr. Motley under the Compensation Deferral Plan.
16. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
17. Includes $1 deferred by Ms. Tynan under the Compensation Deferral Plan.
18. Includes $2 deferred by Mr. Wikler under the Compensation Deferral Plan.
19. Includes $3 deferred by Mr. Wold under the Compensation Deferral Plan.

Transition 2050 Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 28, 2009		Year Ended December 31, 2008
Brian F. Wruble[3]	$2[4]	N/A	$323,296[5]	$365,000[6]
Chairman of the Board
David Downes[7]	$3	N/A	$176,328[8]	$335,000[9]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$3	N/A	N/A	$178,582
Regulatory & Oversight Committee Chairman and Governance Committee Member
Robert G. Galli[10]	$1	N/A	$53,589[11]	$0[12]

Phillip A. Griffiths	$3[13]	N/A	N/A	$204,625
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$3[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$3[15]	N/A	N/A	$181,533
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.	$3	N/A	$77,288	$168,000
Audit Committee Member and Governance Committee Member
Mary Ann Tynan[16]	$2[17]	N/A	N/A	$32,870
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$3[18]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$3[19]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.
4. Includes $2 deferred by Mr. Wruble under the "Compensation Deferral Plan".
5. This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.
6. Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.
7. Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.
8. This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.
9. Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.
10. Mr. Galli retired from the Boards of the Board I Funds effective September 30, 2008.
11. This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.
12. Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.
13. Includes $3 deferred by Mr. Griffiths under the Compensation Deferral Plan.
14. Includes $1 deferred by Ms. Miller under the Compensation Deferral Plan.
15. Includes $0 deferred by Mr. Motley under the Compensation Deferral Plan.
16. Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.
17. Includes $0 deferred by Ms. Tynan under the Compensation Deferral Plan.
18. Includes $1 deferred by Mr. Wikler under the Compensation Deferral Plan.
19. Includes $2 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of May 29, 2009, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Transition 2010
First National Security Company	135 Section Line Road Hot Springs, AZ 71913-6431	19.41%	Class A
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	10.09%	Class A
Paul G. Contstantine	1630 41st Street Brooklyn, NY 11218-5569	6.09%	Class B
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	5.79%	Class B
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	17.92%	Class C
Midlands Cardiology Group PC	3015 Avenue A Kearney, NE 68847-3587	9.09%	Class C
Walt Klein and Associates	600 17th Street Suite 2710S Denver, CO 80202-5418	8.06%	Class C
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	25.56%	Class N
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	21.67%	Class N
Singer Oil Company Inc.	P.O. Box 307 Hennessey, OK 73742-0307	9.04%	Class N
Amera Gear Company Inc.	8828 West Dean Road Milwaukee, WI 53224-2847	7.24%	Class N
Republic Die and Tool Company	P.O. Box 339 Belleville, MI 48112-0339	5.15%	Class N
Taynik & Co	P.O. Box Boston, MA 02117-9130	98.07%	Class Y
Transition 2015 Fund
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	6.21%	Class A
American Enterprise Investment	P.O. Box 9446 Minneapolis, MN 55474	5.04%	Class B
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	19.79%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	6.60%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	31.75%	Class N
MLPF&S	4800 Deer Lake Drive Floor 3 Jacksonville, FL 32264-6484	23.22%	Class N
Green Valley Dental Care	W7154 Green Valley Road Spooner, WI 54801-8651	6.61%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	91.02%	Class Y
Pershing LLC	P.O. Box Jersey City, NJ 07303-9998	6.79%	Class Y
Transition 2020 Fund
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	7.60%	Class A
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	7.80%	Class C
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	7.72%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	35.13%	Class N
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	22.68%	Class N
Goodwill Industries Easter Seal	553 Fairview Avenue N Saint Paul, MN 55104-1708	5.09%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	88.36%	Class Y
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	7.82%	Class Y
Transition 2025 Fund
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	27.15%	Class A
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	9.57%	Class A
North Rockland CSD FBO Denise Tarantino	92 Barr Lane Monroe, NY 10950-4939	11.78%	Class B
Dr. James Ribary FBP Stephanie Strong	246 Cippewa Trail Fox Island, WA 98333-9730	10.21%	Class B
Hadley Insurit Agency FBO Christopher M. Hadley	18 Tiffany Circle Barrington, RI 02806-2920	9.92%	Class B
Beach Door Service Inc. FBO Duane A. Wilcox	4216 Sorrento Drive Chesapeake, VA 23321-2061	7.11%	Class B
Carol A. Morrison	18 Woodlot Road Wayne, NJ 07470-2746	5.40%	Class B
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	17.31%	Class C
Trenton Mortgage Inc.	10850 Richmond Avenue Suite 34D Houston, TX 77042-4775	10.01%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	7.76%	Class C
MSI Securities Systems Inc.	104A Dorsa Avenue Livingston, NJ 07039-1003	6.30%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	35.20%	Class N
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	12.64%	Class N
Goodwill Industries Easter Seal	553 Fairview Avenue N Saint Paul, MN 55104-1708	9.08%	Class N
Kuhl Corporation 401(k) Plan	39 Kuhl Road Fleminton, NJ 08822-6801	7.66%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	99.7%	Class Y
Transition 2030 Fund
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	7.21%	Class A
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacsonville, FL 32246-6484	16.85%	Class C
Orchard Trust Company, LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	8.12%	Class C
MLPF&S	Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	28.42%	Class N
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	21.83%	Class N
Taynik & CO	P.O. Box 9130 Boston, MA 02117-9130	98.70%	Class Y
Transition 2040 Fund
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	29.72%	Class A
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	5.30%	Class A
Marci L. Fabre MD	10600 Lakes Boulevard Baton Rouge, LA 70810-6463	8.62%	Class B
Wells Fargo Investments LLC	625 Marquette Avenue South 13th Floor Minneapolis, MN 55402	7.41%	Class B
Primevest Financial Services	400 First Street S P.O. Box 283 St. Cloud, MN 56302	6.80%	Class B
John Palmieri LLC DBA Scizzors FBO John M. Palmieri	P.O. Box 4021 Shrewsbury, MA 01545-7021	5.55%	Class B
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	13.64%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	11.78%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80112-5002	37.09%	Class N
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	18.46%	Class N
Goodwill Industries Easter Seal	553 Fairview Avenue N Saint Paul, MN 55104-1708	7.67%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	84.94%	Class Y
James P. Barker Test Trust FBO Elizabeth M. Barker	321 Smith Ridge Road New Canaan, CT 06840-3625	14.18%
Transition 2050 Fund
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	28.18%	Class A
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	11.16%	Class A
Lorraine Osheka TOD Loretta Thompson & Scott E. Dolgos & George R. Drutis	350 Clever Road Mc Kees Rocks, PA 15136-1026	5.25%	Class A
Pine Plains CS FBO Wanda Newell	22 Tibet Way Poughquag, NY 12570-5212	6.76%	Class B
Citizens Bank FBO Garry S. Darrer	6 Berrywood Circle Penfield, NY 14526	5.24%	Class B
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	19.56%	Class C
MG Trust Company Cust. Tactel U.S. Inc. 401(k)	700 17th Street Suite 300 Denver, CO 80202-3531	5.23%	Class C
Orchard Trust Company LLC	8515 East Orchard Road Greenwood Village, CO 80111-5002	20.20%	Class N
MLPF&S	4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	10.96%	Class N
Mutual Beef Co Reitrement Plan	126 Newmarket Square Boston, MA 02118-2603	9.71%	Class N
Sunbelt Motivation & Travel 401(k) Plan	3010 LBJ FWY Suite 500 Dallas, TX 75234-7010	8.72%	Class N
Taynik & Co	P.O. Box 9130 Boston, MA 02117-9130	99.07%	Class Y

The Manager

OFI is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager and the Trust of each Fund. The Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Funds' portfolios.

The agreement requires the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to Funds' operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

The Funds pays expenses not expressly assumed by the Manager under the advisory agreements. The advisory agreements lists examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class. The management fees paid by the Funds to the Manager during their last three fiscal years were:

Fiscal Year ended 02/28	Management Fees Paid to OppenheimerFunds, Inc.
2007	$0
2008	$0
2009	$0

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If OFI shall no longer act as investment advisor to the Fund, OFI may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Proxy Voting. Each Fund is structured as a fund of funds and, as such, will invest assets in certain of the Underlying Funds. Accordingly, each Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on a matter pertaining to those Underlying Funds. With respect to any such matter, each Fund will vote its shares in the Underlying Funds in the same proportion as the vote of all other shareholder in that Underlying Fund.
      Each Fund and Underlying Fund has adopted Portfolio Proxy Voting Policies and Procedures which include Proxy Voting Guidelines, under which the Fund and Underlying Fund vote proxies relating to securities ("portfolio proxies") held by the Fund and Underlying Fund. Each Fund's and Underlying Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and Underlying Fund and its shareholders. The Funds and Underlying Funds have retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Funds' and Underlying Funds' Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Funds and Underlying Funds and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote, on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:
• Each Fund and Underlying Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
• Each Fund and Underlying Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:  Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
• In general, each Fund and Underlying Fund opposes anti-takeover proposals and supports elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
• Each Fund and Underlying Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
• Each Fund and Underlying Fund opposes proposals to classify the board of directors.
• Each Fund and Underlying Fund supports proposals to eliminate cumulative voting.
• Each Fund and Underlying Fund opposes re-pricing of stock options without shareholder approval.
• Each Fund and Underlying Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. Each Fund and Underlying Fund analyzes stock option plans, paying particular attention to their dilutive effect. While each Fund and Underlying Fund generally supports management proposals, it opposes plans it considers to be excessive.
     The Funds, and each Underlying Fund, is required to file Form N-PX, with each complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Funds' toll-free at 1.800.525.7048; and (ii) on the SEC's website at www.sec.gov.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Funds' portfolios are managed by Alan C Gilston, Alex Kurinets and Jerry A. Webman (referred to as the "Portfolio Managers"), who are the persons responsible for the day-to-day management of the Funds' investments.

  Other Accounts Managed.  In addition to managing the Funds' investment portfolios, Messrs. Gilston, Kurinets and Webman also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of February 28, 2009:
Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Alan C. Gilston	5	$2,652	None	None	None	None
Alex Kurinets	None	None	None	None	None	None
Jerry A. Webman	5	$2,652	None	None	None	None
1.	In millions.
2.	Does not include personal accounts of portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Funds' Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager's compensation program for its Portfolio Managers and portfolio analysts, Fund performance is an important element of compensation with a portion of annual cash compensation based on relative investment performance results of the Funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the Portfolio Managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of November 30, 2008 the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is typically based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Funds' portfolio assets, although investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the Portfolio Managers.

Ownership of Fund Shares. As of February 28, 2009, the Portfolio Managers' beneficially owned the following share amounts in each of the Funds:

Portfolio Manager	Ownership
Alan C. Gilston	None
Alex Kurinets	None
Jerry A. Webman	None

Brokerage Policies of the Fund

Most of the portfolio transactions of the Funds will be the purchase or sale of securities of the Underlying Funds, which do not involve any commissions or other transaction fees. If a Fund invests in other securities, the Manager will follow the brokerage practices of the Underlying Funds described below.
Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the investment advisory agreement of each Fund and Underlying Fund is to arrange the portfolio transactions for those funds. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Funds' and Underlying Funds' portfolio transactions. The Manager is authorized 'to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds and Underlying Funds to obtain, at reasonable expense, the "best execution" of the Funds' and Underlying Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Fund and Underlying Fund as established by its Board of Trustees.
     Under the Underlying Funds' investment advisory agreements, in choosing brokers to execute portfolio transactions, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Underlying Funds and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.
Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund and Underlying Fund subject to the provisions of the Fund's and Underlying Fund's investment advisory agreement and other applicable rules and procedures described below.
     The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.
     Other accounts advised by the Manager have investment policies similar to those of a Fund or an Underlying Fund. Those other accounts may purchase or sell the same securities as a Fund or an Underlying Fund at the same time as a Fund or an Underlying Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.
     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.
     However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted (and the Funds' and Underlying Funds' Boards of Trustees have approved) procedures that permit the Funds and Underlying Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds and Underlying Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect a Fund or an Underlying Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund's and Underlying Fund's shares when allocating those portfolio transactions, and (2) the Funds and Underlying Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund's or an Underlying Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' or Underlying Funds' shares or the shares of any of the other Oppenheimer funds.
     The Funds' and Underlying Funds' investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund or an Underlying Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.
     Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.
     Although the Manager currently does not do so, the Board of Trustees of a Fund or an Underlying Fund may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees of a Fund or an Underlying Fund may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.
      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in a Fund's or an Underlying Fund's portfolio or are being considered for purchase. The Manager provides information to the Funds' and Underlying Funds' Boards about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.
     During the last two fiscal years, the Funds paid the total brokerage commissions indicated in the chart below. During those two fiscal years, the Funds did not execute any transactions through or pay any commissions to firms that provide research services.

Fiscal Year ended 02/28	Total Brokerage Commissions Paid by the Fund
2007	$0
2008	$0
2009	$0

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSC's") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Transition 2010 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2007	$2,129	$0
2008	$53,201	$27,484
2009	$56,558	$17,289

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor
2007	$0	$375	$188	$0
2008	$177	$12,912	$8,159	$3,006
2009	$1,828	$10,064	$4,568	$724

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$0	$0
2008	$0	$66	$408	$85
2009	$13	$3,021	$374	$0

Transition 2015 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2007	$17,188	$1,620
2008	$130,945	$42,013
2009	$172,958	$52,162

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor
2007	$0	$3,654	$218	$0
2008	$740	$19,469	$6,186	$2,961
2009	$2,406	$32,890	$10,156	$1,088

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$0	$0
2008	$0	$1,530	$1	$336
2009	$0	$7,666	$178	$0

Transition 2020 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2007	$4,259	$92
2008	$191,457	$62,166
2009	$269,625	$101,568

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor
2007	$0	$1,411	$0	$0
2008	$6,028	$63,158	$10,194	$10,194
2009	$2,472	$58,132	$22,724	$2,512

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$0	$0
2008	$124	$2,600	$435	$724
2009	$44	$16,640	$642	$590

Transition 2025 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2009	$24,614	$7,757

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor
2009	$22	$3,742	$2,242	$46

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$464	$55	$0

Transition 2030 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2007	$5,615	$691
2008	$254,098	$88,211
2009	$398,043	$143,348

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor
2007	$0	$2,379	$458	$0
2008	$4,462	$60,898	$11,214	$1,805
2009	$1,414	$102,101	$27,648	$5,910

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$0	$0
2008	$72	$2,707	$172	$0
2009	$806	$9,911	$1,924	$200

Transition 2040 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2009	$29,428	$13,828

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor
2009	$113	$6,297	$1,376	$189

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$205	$55	$0

Transition 2050 Fund
Class A Sales Charges
Fiscal Year Ended 02/28	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor
2009	$14,112	$4,781

Concessions Advanced by Distributor
Fiscal Year Ended 02/28:	Concessions on Class A Shares Advanced by Distributor	Concessions on Class B Shares Advanced by Distributor	Concessions on Class C Shares Advanced by Distributor	Concessions on Class N Shares Advanced by Distributor
2009	$36	$1,904	$354	$6

Contingent Deferred Sales Charges
Fiscal Year Ended 02/28:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2009	$0	$168	$0	$0

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plan that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares are redeemed within the first year after their purchase, the recipient of the service fees on those shares is obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares are redeemed within 18 months, they are subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended February 28, 2009 payments under the Class A service plan totaled $15,210 for Transition 2010 Fund, $25,752 for Transition 2015 Fund, $32,720 for Transition 2020 Fund, $3,053 for Transition 2025 Fund, $36,268 for Transition 2030 Fund, $2,264 for Transition 2040 Fund, and $1,305 for Transition 2050 Fund, of which $1, $2, $10, $16, $5, $5 and $2, respectively, was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $513, $1,563, $1,695, $11, $2,960, $41 and $6, respectively, paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B, Class C and Class N Distribution and Service Plans. Under the Class B, Class C and Class N Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B, Class C and Class N shares. The distribution fee allows investors to buy Class B, Class C and Class N shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B and Class N shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B or Class N distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B, Class C and Class N shares are purchased, are generally paid to recipients the in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B or Class N service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% and increase the annual Class N expenses by 0.50% of net assets.

Transition 2010 Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$8,595[1]	$7,351	$17,316	2.95%
Class C Plan	$25,916[2]	$8,649	$31,034	1.09%
Class N Plan	$26,334[3]	$2,482	$70,637	1.18%

1.  Includes $20 paid to an affiliate of the distributor's parent company.
2.  Includes $419 paid to an affiliate of the distributor's parent company.
3.  Includes $114 paid to an affiliate of the distributor's parent company.

Transition 2015 Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$18,203[1]	$15,636	$37,652	2.45%
Class C Plan	$29,939[2]	$9,343	$39,672	1.01%
Class N Plan	$17,382[3]	$1,890	$84,766	2.11%

1.  Includes $176 paid to an affiliate of the distributor's parent company.
2.  Includes $84 paid to an affiliate of the distributor's parent company.
3.  Includes $86 paid to an affiliate of the distributor's parent company.

Transition 2020 Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$31,303[1]	$28,025	$90,598	3.64%
Class C Plan	$53,493[2]	$15,725	$81,376	1.37%
Class N Plan	$29,944[3]	$3,999	$100,107	1.54%

1.  Includes $318 paid to an affiliate of the distributor's parent company.
2.  Includes $811 paid to an affiliate of the distributor's parent company.
3.  Includes $109 paid to an affiliate of the distributor's parent company.

Transition 2025 Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$1,064[1]	$975	$435	0.23%
Class C Plan	$6,572[2]	$2,601	$10,808	0.64%
Class N Plan	$5,421	$202	$28,558	1.01%

1.  Includes $12 paid to an affiliate of the distributor's parent company.
2.  Includes $99 paid to an affiliate of the distributor's parent company.

Transition 2030 Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$38,253[1]	$34,998	$137,888	4.13%
Class C Plan	$62,460[2]	$22,858	$88,749	1.09%
Class N Plan	$31,951[3]	$5,348	$89,199	1.05%

1.  Includes $697 paid to an affiliate of the distributor's parent company.
2.  Includes $1,660 paid to an affiliate of the distributor's parent company.
3.  Includes $72 paid to an affiliate of the distributor's parent company.

Transition 2040 Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$1,617[1]	$1,498	$4,973	1.96%
Class C Plan	$7,673[2]	$2,475	$14,688	0.78%
Class N Plan	$5,878[3]	$264	$25,570	1.01%

1.  Includes $1 paid to an affiliate of the distributor's parent company.
2.  Includes $221 paid to an affiliate of the distributor's parent company.
3.  Includes $1 paid to an affiliate of the distributor's parent company.

Transition 2050 Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 02/28/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$1,355	$1,217	$100	0.16%
Class C Plan	$2,785[1]	$1,220	$2,564	0.42%
Class N Plan	$2,000[2]	$201	$6,476	0.68%

1.  Includes $80 paid to an affiliate of the distributor's parent company.
2.  Includes $3 paid to an affiliate of the distributor's parent company.

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, the following:

The Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of the which is payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

  Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2008, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	GE Life & Annuity Company	National Planning Corporation
Advantage Capital Corporation	Genworth Financial, Inc.	Nationwide Investment Services, Inc.
Aegon USA	GlenBrook Life and Annuity Company	New England Securities, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	New York Life Insurance & Annuity Company
AG Edwards & Sons, Inc.	GWFS Equities, Inc.	Oppenheimer & Company, Inc.
AIG Financial Advisors	Hartford Life Insurance Company	PFS Investments, Inc.
AIG Life Variable Annuity Company	HD Vest Investment Services, Inc.	Park Avenue Securities LLC
Allianz Life Insurance Company	Hewitt Associates LLC	Pershing LLC
Allmerica Financial Life Insurance & Annuity Company	HSBC Securities USA, Inc.	Phoenix Life Insurance Company
Allstate Life Insurance Company	IFMG Securities, Inc.	Plan Member Securities
American General Annuity Insurance Company	ING Financial Advisers LLC	Prime Capital Services, Inc.
American Enterprise Life Insurance Company	ING Financial Advisers LLC	Primevest Financial Services, Inc.
American Portfolios Financial Services, Inc.	Invest Financial Corporation	Protective Life Insurance Company
Ameritas Life Insurance Company	Investment Centers of America	Prudential Investment Management Services LLC
Ameriprise Financial Services, Inc.	Jefferson Pilot Life Insurance Company	Raymond James & Associates, Inc.
Annuity Investors Life Insurance Company	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
Associated Securities Corporation	John Hancock Life Insurance Company	RBC Dain Rauscher Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Riversource Life Insurance Company
AXA Equitable Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Banc of America Investment Services	Legend Equities Company	Securities America, Inc.
CCO Investment Services Corporation	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Cadaret Grant & Company, Inc.	Lincoln Financial Advisors Corporation	Signator Investments, Inc.
Charles Schwab & Company, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
Chase Investment Services Corporation	Linsco Private Ledger Financial	Sorrento Pacific Financial LLC
Citigroup Global Markets Inc.	Massachusetts Mutual Life Insurance Company	State Farm VP Management Corporation
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Sun Life Annuity Company Ltd.
Citizen's Bank of Rhode Island	Merrill Lynch Insurance Group	Sun Life Assurance Company of Canada
Columbus Life Insurance Company	MetLife Investors Insurance Company	Sun Life Insurance & Annuity Company of New York
Commonwealth Financial Network	MetLife Investors Insurance Company - Security First	Sun Life Insurance Company
Compass Group Investment Advisors	MetLife Securities, Inc.	Sun Trust Securities, Inc.
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Thrivent Financial Services, Inc.
CUNA Mutual Insurance Society	MML Investor Services, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, LLP	Mony Life Insurance Company	Union Central Life Insurance Company
E*TRADE Clearing LLC	Morgan Stanley & Company, Inc.	Uvest
Edward D. Jones & Company	Multi-Financial Securities Corporation	Valic
Essex National Securities, Inc.	Mutual Service Corporation	Wachovia Securities, Inc.
Federal Kemper Life Assurance Company	NFP Securities, Inc.	Walnut Street Securities, Inc.
Financial Network	NRP Financial, Inc.	Waterstone Financial Group
Financial Services Corporation	Nathan & Lewis Securities, Inc.	Wells Fargo Investments
GE Financial Assurance	National Planning Holdings, Inc.	Wescom Financial Services

For the year ended December 31, 2008, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Geller Group	Northwest Plan Services, Inc.
AG Edwards & Sons, Inc.	Great West Life Insurance Company	NY Life Benefits
ACS HR Solutions	H&R Block Financial Advisors, Inc.	Oppenheimer & Co, Inc.
ADP	Hartford Life Insurance Company	Peoples Securities, Inc.
Administrative Management Group	HD Vest Investment Services	Pershing LLC
Aetna Life Insurance & Annuity Company	Hewitt Associates LLC	PFPC
Alliance Benefit Group	HSBC Brokerage USA, Inc.	Plan Administrators, Inc.
American Diversified Distributors	ICMA - RC Services	Plan Member Securities
American Funds	Independent Plan Coordinators	Primevest Financial Services, Inc.
American Stock & Transfer	Ingham Group	Princeton Retirement Services
American United Life Insurance Company	Interactive Retirement Systems	Principal Life Insurance Company
Ameriprise Financial Services, Inc.	Intuition	Prudential Investment Management Services LLC
Ameritrade, Inc.	Invesmart	PSMI Group, Inc.
Ascensus	Invest Financial Corporation	Quads Trust Company
AXA Equitable Life Insurance Company	Janney Montgomery Scott, Inc.	Raymond James & Associates, Inc.
Benefit Administration, Inc.	JJB Hillard W. L. Lyons, Inc.	Reliance Trust Company
Benefit Plans Administration	John Hancock Life Insurance Company	Reliastar Life Insurance Company
Benetech, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Company
Boston Financial Data Services	July Business Services	RSM McGladrey
Ceridian	Kaufman & Goble	Scott & Stringfellow, Inc.
Charles Schwab & Company, Inc.	Legend Equities Company	Scottrade, Inc.
Citigroup Global Markets Inc.	Lehman Brothers, Inc.	SII Investments, Inc.
CitiStreet	Liberty Funds Distributor, Inc.	Southwest Securities, Inc.
City National Investments	Lincoln Investment Planning, Inc.	Standard Insurance Company
Clark Consulting	Lincoln National Life Insurance Company	Stanley, Hunt, Dupree & Rhine
Columbia Management	Linsco Private Ledger Financial	Stanton Group, Inc.
CPI Qualified Plan Consultants, Inc.	Marshall & Ilsley Trust Company, Inc.	Sterne Agee & Leach, Inc.
DA Davidson & Company	Massachusetts Mutual Life Insurance Company	Stifel Nicolaus & Company, Inc.
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Sun Trust Securities, Inc.
Davenport & Company, LLC	Mercer HR Services	Symetra Financial Corporation
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Incorporated	T. Rowe Price
Digital Retirement Solutions, Inc.	Mesirow Financial, Inc.	The 401k Company
Diversified Investment Advisors Inc.	MetLife Securities, Inc.	The Retirement Plan Company, LLC
DR, Inc.	MFS Investment Management	Transamerica Retirement Services
Dyatech, LLC	Mid Atlantic Capital Company	TruSource Union Bank of CA
E*TRADE Clearing LLC	Milliman USA	UBS Financial Services, Inc.
Edward D. Jones & Company	Morgan Keegan & Company, Inc.	Unified Fund Services
ERISA Administrative Services, Inc.	Morgan Stanley & Company, Inc.	Union Bank
ExpertPlan.com	Mutual of Omaha Life Insurance Company	US Clearing Company
FASCore, LLC	Nathan & Lewis Securities, Inc.	USAA Investment Management Company
Ferris Baker Watts, Inc.	National City Bank	USI Consulting Group
Fidelity	National Deferred Company	Valic Retirement Services
First Clearing LLC	National Financial	Vanguard Group
First Clearing LLC	National Planning Corporation	Wachovia Securities, Inc.
First Southwest Company	Nationwide Life Insurance Company	Wedbush Morgan Securities
First Trust - Datalynx	Newport Retirement Services, Inc.	Wells Fargo Investments Wilmington Trust

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 5.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.
  For Class N shares, the 1.0% CDSC is deducted for returns for the one-year and life of class periods, as applicable.
  There is no sales charge on Class Y shares.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

Transition 2010 Fund

The Fund's Total Returns for the Periods Ended 02/28/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(48.60%)	(45.46%)	(48.14%)	(44.97%)	(26.07%)	(24.06%)
Class B*	(48.08%)	(46.53%)	(48.25%)	(45.54%)	(25.74%)	(24.74%)
Class C*	(46.48%)	(46.48%)	(46.02%)	(45.48%)	(24.71%)	(24.71%)
Class N*	(45.80%)	(45.80%)	(45.65%)	(45.11%)	(24.28%)	(24.28%)
Class Y*	(45.32%)	(45.32%)	(44.95%)	(44.95%)	(23.97%)	(23.97%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/09*
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	(48.20%)	(26.47%)
After Taxes on Distributions and Redemption of Fund Shares	(31.21%)	(21.58%)

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 12/15/06

Transition 2015 Fund

The Fund's Total Returns for the Periods Ended 02/28/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(49.56%)	(46.48%)	(49.38%)	(46.29%)	(26.70%)	(24.71%)
Class B*	(48.90%)	(47.36%)	(49.33%)	(46.69%)	(26.27%)	(25.27%)
Class C*	(47.39%)	(47.39%)	(47.26%)	(46.74%)	(25.29%)	(25.29%)
Class N*	(46.79%)	(46.79%)	(46.92%)	(46.38%)	(24.91%)	(24.91%)
Class Y*	(46.18%)	(46.18%)	(46.09%)	(46.09%)	(24.51%)	(24.51%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/09*
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	(49.43%)	(27.05%)
After Taxes on Distributions and Redemption of Fund Shares	(32.00%)	(22.06%)

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 12/15/06

Transition 2020 Fund
The Fund's Total Returns for the Periods Ended 02/28/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(49.87%)	(46.81%)	(49.95%)	(46.89%)	(26.91%)	(24.92%)
Class B*	(49.29%)	(47.76%)	(49.97%)	(47.35%)	(26.53%)	(25.53%)
Class C*	(47.68%)	(47.68%)	(47.80%)	(47.28%)	(25.48%)	(25.48%)
Class N*	(46.96%)	(47.96%)	(47.39%)	(46.87%)	(25.01%)	(25.01%)
Class Y*	(46.35%)	(46.35%)	(46.59%)	(46.59%)	(24.62%)	(24.62%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/09*
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	(50.07%)	(27.28%)
After Taxes on Distributions and Redemption of Fund Shares	(32.37%)	(22.23%)

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 12/15/06

Transition 2025 Fund
The Fund's Total Returns for the Periods Ended 02/28/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(48.86%)	(45.74%)	N/A	N/A	N/A	N/A
Class B*	(48.88%)	(46.22%)	N/A	N/A	N/A	N/A
Class C*	(46.70%)	(46.17%)	N/A	N/A	N/A	N/A
Class N*	(46.44%)	(45.91%)	N/A	N/A	N/A	N/A
Class Y*	(45.62%)	(45.62%)	N/A	N/A	N/A	N/A

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/09*
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	(49.08%)	N/A
After Taxes on Distributions and Redemption of Fund Shares	(31.74%)	N/A

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 03/04/08

Transition 2030 Fund
The Fund's Total Returns for the Periods Ended 02/28/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(49.76%)	(46.69%)	(50.28%)	(47.24%)	(26.84%)	(24.84%)
Class B*	(49.19%)	(47.66%)	(50.30%)	(47.71%)	(26.46%)	(25.46%)
Class C*	(47.58%)	(47.58%)	(48.21%)	(47.69%)	(25.41%)	(25.41%)
Class N*	(46.95%)	(46.95%)	(47.85%)	(47.33%)	(25.01%)	(25.01%)
Class Y*	(46.16%)	(46.16%)	(46.97%)	(46.97%)	(24.50%)	(24.50%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/09*
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	(50.45%)	(27.19%)
After Taxes on Distributions and Redemption of Fund Shares	(32.58%)	(22.18%)

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 12/15/06

Transition 2040 Fund
The Fund's Total Returns for the Periods Ended 02/28/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(49.04%)	(45.94%)	N/A	N/A	N/A	N/A
Class B*	(48.97%)	(46.31%)	N/A	N/A	N/A	N/A
Class C*	(46.82%)	(46.28%)	N/A	N/A	N/A	N/A
Class N*	(46.56%)	(46.02%)	N/A	N/A	N/A	N/A
Class Y*	(45.86%)	(45.86%)	N/A	N/A	N/A	N/A

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/09*
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	(49.26%)	N/A
After Taxes on Distributions and Redemption of Fund Shares	(31.86%)	N/A

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 03/04/08

Transition 2050 Fund
The Fund's Total Returns for the Periods Ended 02/28/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		Life of class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	(49.72%)	(46.65%)	N/A	N/A	N/A	N/A
Class B*	(49.72%)	(47.10%)	N/A	N/A	N/A	N/A
Class C*	(47.55%)	(47.02%)	N/A	N/A	N/A	N/A
Class N*	(47.25%)	(46.73%)	N/A	N/A	N/A	N/A
Class Y*	(46.51%)	(46.51%)	N/A	N/A	N/A	N/A

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 02/28/09*
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	(49.97%)	N/A
After Taxes on Distributions and Redemption of Fund Shares	(32.30%)	N/A

*Inception of Class A, Class B, Class C, Class N and Class Y for each Fund: 03/04/08

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Morningstar rates the Fund among "specialty - Real Estate" funds.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Oppenheimer Transition 2010 Fund ("Transition 2010"), Oppenheimer Transition 2015 Fund ("Transition 2015"), Oppenheimer Transition 2020 Fund ("Transition 2020"), Oppenheimer Transition 2025 Fund ("Transition 2025"), Oppenheimer Transition 2030 Fund ("Transition 2030"), Oppenheimer Transition 2040 Fund ("Transition 2040"), and Oppenheimer Transition 2050 Fund ("Transition 2050") are each a registered investment company. Any reference to the term "Fund" throughout this SAI refers to each of the Funds unless otherwise indicated.

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the Manager's "Valuation Committee". Fair value determinations by the Manager are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  at the last sale price available to the pricing service approved by the Board, or at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or on the basis of reasonable inquiry, from two market makers in the security.
  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, the Manager may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market on that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When the Fund sells an option, an amount equal to the premium the Fund receives is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put sold by the Fund is exercised, the proceeds are increased by the premium received. If a call or put sold by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium that was paid by the Fund.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Transition 2025 Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Transition 2030 Fund
Oppenheimer Balanced Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Baring China Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Baring Japan Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series:
Oppenheimer California Municipal Fund	Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Equity Investor Fund
Oppenheimer Capital Income Fund	Conservative Investor Fund
Oppenheimer Champion Income Fund	Moderate Investor Fund
Oppenheimer Commodity Strategy Total Return Fund	Fixed Income Active Allocation Fund
Oppenheimer Convertible Securities Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Developing Markets Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Discovery Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Emerging Growth Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Global Value Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester National Municipals
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Main Street Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer MidCap Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer SMA International Bond Fund
Oppenheimer LifeCycle Funds:	Oppenheimer Strategic Income Fund
Oppenheimer Transition 2010 Fund	Oppenheimer U.S. Government Trust
Oppenheimer Transition 2015 Fund	Oppenheimer Value Fund
Oppenheimer Transition 2020 Fund	Limited-Term New York Municipal Fund
Rochester Fund Municipals

Money Market Funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

  Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Class A Shares Purchased with Proceeds from Certain Retirement Plans. Class A shares of the Fund may be purchased at net asset value with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. No sales concessions will be paid to the broker-dealer of record on sales of such Class A shares, whether or not they are subject to a CDSC as described in the Prospectus. Additionally, no concession will be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by a retirement plan for more than 18 months.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Availability of Class N Shares. In addition to the types of retirement plans which may purchase Class N shares that are described in the Prospectus, Class N shares also are offered to the following:

  to all rollover IRAs (including SEP IRAs and SIMPLE IRAs), to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
  to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, to all trustee-to-trustee IRA transfers,
  to all 90-24 type 403(b) transfers,
  to Group Retirement Plans (as defined in Appendix B to this SAI) which have entered into a special agreement with the Distributor for that purpose, to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets, to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

  purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website homepage at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind" As stated in the Prospectus, payments for shares tendered for redemption are ordinarily made in cash. However, under certain circumstances, the Board of Trustees of each Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment of a redemption order wholly or partly in cash. In that case, the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Funds, in lieu of cash.
     If shares are redeemed in kind, the redeeming shareholder would generally receive shares of one or more of the Underlying Funds. Those shares would be subject to the applicable Underlying Fund's normal fees, sales charges, and redemption and exchange policies. If a redemption in kind were made in other types of securities, the shareholder might incur brokerage or other costs in selling the securities for cash. The Funds will value securities used to pay redemptions in kind using the same method the Funds and the Underlying Funds use to value their portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

  state the reason for the distribution;
  if the distribution is premature, state the owner's awareness of tax penalties; and
  conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 30 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $500. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the $500 minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C, Class N or Class Y shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:
(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares. (2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.
  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.
  A 1% Class N CDSC will be imposed on Class N shares held in retirement plans (not including IRAs and 403(b) plans) if the retirement plan is terminated or if Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, if the shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.
  A 1% Class N CDSC will be imposed on Class N shares held in IRA's or 403(b) plans if they are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B, Class C or Class N shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "How to Exchange Shares" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it determines that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B, Class C and Class N shares are expected to be lower than distributions on Class A shares and Class Y shares because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Some of the Underlying Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Generally, the character of the income or capital gains that the Funds receive from the Underlying Funds will pass through to the Funds' shareholders as long as the Funds and Underlying Funds continue to qualify as regulated investment companies. However, short-term capital gains received from the Underlying Funds will be taxed as ordinary income to the Funds and therefore may not be offset against long-term capital losses of the Funds and foreign tax credits or deductions passed through by the Underlying Funds may not "pass through" to the Funds' shareholders. Additionally, the redemption of Underlying Fund shares by the Funds may be more frequently characterized as a dividend as opposed to a sale or exchange of shares under tax rules applicable to redemptions, thereby resulting in ordinary income without basis offset for the redeeming Fund rather than capital gain. This will have the effect of increasing the amount of ordinary income the Funds must distribute to shareholders.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains from "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions would qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2011) and, in the case of corporations, they would qualify for the dividends-received deduction.

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. Or part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Fund's portfolio may have to be "marked to market," (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Passive Foreign Investment Companies. If the Fund invests in a "passive foreign investment company" ("PFIC"), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from a PFIC distribution or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund's actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Fund.

If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which the Internal Revenue Code does not compel), the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Fund would be required to include in each year's income a portion of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test and the excise tax mentioned above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In a some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will be based on how much of that income the Fund earns for the entire taxable year rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

Distributions Derived from Dividends. For the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

Special rules also apply to regular dividends paid to a non corporate shareholder during the shareholder's taxable years beginning before 2011. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (currently a maximum rate of 15%). Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends designated by the Fund as qualified dividend income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.

"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and designated by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Foreign Source Income. Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year can not exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of 250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2010 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2010 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2010 Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value
Investment Companies—100.1%[1]
Alternative Investment Fund—3.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	210,348	$553,215
Fixed Income Funds—31.9%
Oppenheimer Champion Income Fund, Cl. Y	136,281	204,422
Oppenheimer Core Bond Fund, Cl. Y	654,577	3,488,894
Oppenheimer International Bond Fund, Cl. Y	124,975	681,116
Oppenheimer U.S. Government Trust, Cl. Y	58,299	499,622

		4,874,054
Global Equity Fund—14.0%
Oppenheimer Global Fund, Cl. Y	66,704	2,143,851
Money Market Fund—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	59,209	59,209
U.S. Equity Funds—50.2%
Oppenheimer Capital Appreciation Fund, Cl. Y3	47,132	1,231,083
Oppenheimer Main Street Fund, Cl. Y	84,287	1,537,389
Oppenheimer Main Street Opportunity Fund, Cl. Y	44,186	300,908
Oppenheimer MidCap Fund, Cl. Y3	77,606	727,946
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	68,712	1,133,066
Oppenheimer Value Fund, Cl. Y	215,114	2,757,759

		7,688,151

Total Investments, at Value (Cost $24,295,126)	100.1%	15,318,480
Liabilities in Excess of Other Assets	(0.1)	(20,741)

Net Assets	100.0%	$15,297,739

OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 29,	Gross	Gross	February 28,
	2008	Additions	Reductions	2009

Oppenheimer Capital Appreciation Fund, Cl. Y	18,045	43,185	14,098	47,132
Oppenheimer Champion Income Fund, Cl. Y	20,496	156,765	40,980	136,281
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	70,650	184,631	44,933	210,348
Oppenheimer Core Bond Fund, Cl. Y	193,178	588,277	126,878	654,577
Oppenheimer Global Fund, Cl. Y	17,670	61,987	12,953	66,704
Oppenheimer Institutional Money Market Fund, Cl. E	317,900	13,766,781	14,025,472	59,209
Oppenheimer International Bond Fund, Cl. Y	—	145,862	20,887	124,975
Oppenheimer Main Street Fund, Cl. Y	24,724	76,503	16,940	84,287
Oppenheimer Main Street Opportunity Fund, Cl. Y	12,995	40,154	8,963	44,186
Oppenheimer MidCap Fund, Cl. Y	35,259	73,314	30,967	77,606
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	19,672	64,041	15,001	68,712
Oppenheimer U.S. Government Trust, Cl. Y	19,664	48,025	9,390	58,299
Oppenheimer Value Fund, Cl. Y	62,237	196,691	43,814	215,114

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$1,231,083	$—	$184,763
Oppenheimer Champion Income Fund, Cl. Y	204,422	4,841	213,420
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	553,215	56,564	215,383
Oppenheimer Core Bond Fund, Cl. Y	3,488,894	66,983	306,870
Oppenheimer Global Fund, Cl. Y	2,143,851	67,228	398,425
Oppenheimer Institutional Money Market Fund, Cl. E	59,209	1,621	—
Oppenheimer International Bond Fund, Cl. Y	681,116	32,082	17,286
Oppenheimer Main Street Fund, Cl. Y	1,537,389	39,834	279,617
Oppenheimer Main Street Opportunity Fund, Cl. Y	300,908	5,602	52,975
Oppenheimer MidCap Fund, Cl. Y	727,946	—	157,406
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	1,133,066	—	256,749
Oppenheimer U.S. Government Trust, Cl. Y	499,622	16,226	4,452
Oppenheimer Value Fund, Cl. Y	2,757,759	70,598	463,571

	$15,318,480	361,579	$2,550,917

Tax Return of Capital[a]		(18,912)

		$342,667

a.	During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund and Oppenheimer U.S. Government Trust were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2010 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$15,318,480	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$15,318,480	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $24,295,126)—see accompanying statement of investment	$15,318,480
Cash	12,189
Receivables and other assets:
Dividends	32,707
Shares of beneficial interest sold	28,853
Investments sold	15,736
Other	4,946

Total assets	15,412,911

Liabilities
Payables and other liabilities:
Investments purchased	33,890
Legal, auditing and other professional fees	28,019
Shares of beneficial interest redeemed	27,352
Shareholder communications	15,017
Distribution and service plan fees	6,431
Transfer and shareholder servicing agent fees	3,108
Trustees’ compensation	294
Other	1,061

Total liabilities	115,172

Net Assets	$15,297,739

Composition of Net Assets
Par value of shares of beneficial interest	$2,925
Additional paid-in capital	26,550,145
Accumulated net investment income	174,150
Accumulated net realized loss on investments	(2,452,835)
Net unrealized depreciation on investments	(8,976,646)

Net Assets	$15,297,739

 OPPENHEIMER TRANSITION 2010 FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,861,058 and 1,117,133 shares of beneficial interest outstanding)	$5.25
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.57

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $587,366 and 113,288 shares of beneficial interest outstanding)	$5.18

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,835,176 and 547,051 shares of beneficial interest outstanding)	$5.18

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,984,995 and 1,142,457 shares of beneficial interest outstanding)	$5.24

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $29,144 and 5,520 shares of beneficial interest outstanding)	$5.28
See accompanying Notes to Financial Statements.
OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2009

Investment Income
Dividends from affiliated companies	$342,667
Interest	396
Other income	60

Total investment income	343,123

Expenses
Distribution and service plan fees:
Class A	15,210
Class B	8,595
Class C	25,916
Class N	26,334
Transfer and shareholder servicing agent fees:
Class A	12,287
Class B	1,647
Class C	7,411
Class N	9,450
Class Y	37
Shareholder communications:
Class A	3,060
Class B	1,397
Class C	8,456
Class N	3,923
Class Y	52
Legal, auditing and other professional fees	33,730
Trustees’ compensation	416
Custodian fees and expenses	89
Other	5,959

Total expenses	163,969
Less reduction to custodian expenses	(71)
Less waivers and reimbursements of expenses	(6,213)

Net expenses	157,685

Net Investment Income	185,438

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(2,550,917)
Distributions received from affiliated companies	181,311

Net realized loss	(2,369,606)
Net change in unrealized depreciation on investments	(8,227,073)

Net Decrease in Net Assets Resulting from Operations	$(10,411,241)

See accompanying Notes to Financial Statements.
OPPENHEIMER TRANSITION 2010 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2009	2008

Operations
Net investment income	$185,438	$112,738
Net realized gain (loss)	(2,369,606)	157,734
Net change in unrealized depreciation	(8,227,073)	(756,889)

Net decrease in net assets resulting from operations	(10,411,241)	(486,417)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,228)	(114,383)
Class B	—	(14,418)
Class C	—	(33,689)
Class N	(3,973)	(47,315)
Class Y	—	(1,392)

	(11,201)	(211,197)

Distributions from net realized gain:
Class A	(38,811)	(1,924)
Class B	(4,285)	(295)
Class C	(17,216)	(667)
Class N	(42,481)	(912)
Class Y	(159)	(25)

	(102,952)	(3,823)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	6,069,597	2,933,848
Class B	207,908	944,858
Class C	3,107,744	1,590,164
Class N	7,781,638	2,282,228
Class Y	1,566	51,082

	17,168,453	7,802,180

Net Assets
Total increase	6,643,059	7,100,743
Beginning of period	8,654,680	1,553,937

End of period (including accumulated net investment income of $174,150 and $4,142, respectively)	$15,297,739	$8,654,680

See accompanying Notes to Financial Statements.
OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.61	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11	.19	.02
Net realized and unrealized gain (loss)	(4.42)	(.34)	.07

Total from investment operations	(4.31)	(.15)	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.32)	—
Distributions from net realized gain	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.05)	(.33)	—

Net asset value, end of period	$5.25	$9.61	$10.09

Total Return, at Net Asset Value[3]	(44.97)%	(1.77)%	0.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,861	$4,056	$1,407

Average net assets (in thousands)	$6,201	$3,363	$1,164

Ratios to average net assets:[4]
Net investment income	1.40%	1.84%	0.75%
Total expenses[5]	0.76%	1.53%	8.49%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.91%	0.90%

Portfolio turnover rate	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.36%
Year Ended February 29, 2008	2.12%
Period Ended February 28, 2007	9.09%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.57	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.18	— [3]
Net realized and unrealized gain (loss)	(4.36)	(.42)	.08

Total from investment operations	(4.35)	(.24)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.26)	—
Distributions from net realized gain	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.04)	(.27)	—

Net asset value, end of period	$5.18	$9.57	$10.08

Total Return, at Net Asset Value[4]	(45.54)%	(2.60)%	0.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$588	$892	$11

Average net assets (in thousands)	$861	$356	$4

Ratios to average net assets:[5]
Net investment income (loss)	0.13%	1.78%	(0.07)%
Total expenses[6]	1.61%	2.65%	82.86%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.65%	1.54%

Portfolio turnover rate	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.21%
Year Ended February 29, 2008	3.24%
Period Ended February 28, 2007	83.46%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.56	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.05	.22	(.01)
Net realized and unrealized gain (loss)	(4.39)	(.46)	.09

Total from investment operations	(4.34)	(.24)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.27)	—
Distributions from net realized gain	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.04)	(.28)	—

Net asset value, end of period	$5.18	$9.56	$10.08

Total Return, at Net Asset Value[3]	(45.48)%	(2.61)%	0.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,835	$1,585	$134

Average net assets (in thousands)	$2,601	$713	$55

Ratios to average net assets:[4]
Net investment income (loss)	0.65%	2.12%	(0.24)%
Total expenses[5]	1.88%	2.35%	24.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	1.61%	1.65%

Portfolio turnover rate	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.48%
Year Ended February 29, 2008	2.94%
Period Ended February 28, 2007	24.90%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.61	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11	.27	.01
Net realized and unrealized gain (loss)	(4.44)	(.46)	.08

Total from investment operations	(4.33)	(.19)	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.28)	—
Distributions from net realized gain	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.04)	(.29)	—

Net asset value, end of period	$5.24	$9.61	$10.09

Total Return, at Net Asset Value[4]	(45.11)%	(2.15)%	0.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,985	$2,074	$1

Average net assets (in thousands)	$5,289	$1,090	$1

Ratios to average net assets:[5]
Net investment income	1.52%	2.64%	0.53%
Total expenses[6]	1.02%	1.28%	141.69%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.15%	1.14%

Portfolio turnover rate	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.62%
Year Ended February 29, 2008	1.87%
Period Ended February 28, 2007	142.29%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.65	$10.10	$10.00

Income (loss) from investment operations:
Net investment income[2]	.08	.12	.02
Net realized and unrealized gain (loss)	(4.41)	(.26)	.08

Total from investment operations	(4.33)	(.14)	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.30)	—
Distributions from net realized gain	(.04)	(.01)	—

Total dividends and/or distributions to shareholders	(.04)	(.31)	—

Net asset value, end of period	$5.28	$9.65	$10.10

Total Return, at Net Asset Value[3]	(44.95)%	(1.65)%	1.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29	$48	$1

Average net assets (in thousands)	$46	$51	$1

Ratios to average net assets:[4]
Net investment income	0.96%	1.16%	1.00%
Total expenses[5]	0.45%	1.10%	140.80%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.64%	0.49%

Portfolio turnover rate	32%	38%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.05%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	141.40%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2010 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

liability are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its
 OPPENHEIMER TRANSITION 2010 FUND

proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3]	Income Tax Purposes

$174,387	$—	$267,847	$11,161,634

1.	As of February 28, 2009, the Fund had $267,847 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$267,847

2.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended February 29, 2008, the Fund did not utilize any capital loss carryforward.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase
	Reduction to	to Accumulated
	Accumulated	Net Realized
Increase to	Net Investment	Loss on
Paid in Capital	Income	Investments[4]

$6,915	$4,229	$2,686

4.	$6,915 was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	Year Ended	Year Ended
	February 28, 2009	February 29, 2008

Distributions paid from:
Ordinary income	$15,182	$215,020
Long-term capital gain	98,971	—

Total	$114,153	$215,020

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$26,480,114

Gross unrealized appreciation	$198,113
Gross unrealized depreciation	(11,359,747)

Net unrealized depreciation	$(11,161,634)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan
 OPPENHEIMER TRANSITION 2010 FUND

Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$191
Payments Made to Retired Trustees	15
Accumulated Liability as of February 28, 2009	176
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	1,114,687	$9,109,131	445,600	$4,654,718
Dividends and/or distributions reinvested	6,539	39,431	10,553	109,237
Redeemed	(426,245)	(3,078,965)	(173,368)	(1,830,107)

Net increase	694,981	$6,069,597	282,785	$2,933,848

Class B
Sold	65,854	$545,070	92,823	$951,870
Dividends and/or distributions reinvested	693	4,138	1,386	14,307
Redeemed	(46,455)	(341,300)	(2,097)	(21,319)

Net increase	20,092	$207,908	92,112	$944,858

 OPPENHEIMER TRANSITION 2010 FUND

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount

Class C
Sold	586,512	$4,687,168	169,316	$1,755,506
Dividends and/or distributions reinvested	2,009	11,973	3,327	34,304
Redeemed	(207,151)	(1,591,397)	(20,269)	(199,646)

Net increase	381,370	$3,107,744	152,374	$1,590,164

Class N
Sold	1,354,783	$10,671,910	273,342	$2,885,165
Dividends and/or distributions reinvested	6,199	37,321	4,613	47,795
Redeemed	(434,283)	(2,927,593)	(62,297)	(650,732)

Net increase	926,699	$7,781,638	215,658	$2,282,228

Class Y
Sold	47,558	$361,687	10,103	$105,064
Dividends and/or distributions reinvested	26	159	133	1,386
Redeemed	(47,097)	(360,280)	(5,303)	(55,368)

Net increase	487	$1,566	4,933	$51,082

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$22,681,536	$4,694,736
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2009 was 0.54%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2009, the Fund paid $28,056 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
 OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $17,316, $31,034 and $70,637, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
 OPPENHEIMER TRANSITION 2010 FUND

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$17,289	$13	$3,021	$374	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2009, the Manager reimbursed the Fund $124, $135, $5,507 and $8 for the Class A, Class B, Class C and Class N shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended February 28, 2009, OFS waived $249, and $165 for Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended February 28, 2009, the Manager waived $25 for IMMF management fees.
 OPPENHEIMER TRANSITION 2010 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2015 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2015 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2015 Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value

Investment Companies—99.6%[1]
Alternative Investment Fund—3.8%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	271,466	$713,957
Fixed Income Funds—23.1%
Oppenheimer Core Bond Fund, Cl. Y	668,176	3,561,377
Oppenheimer International Bond Fund, Cl. Y	153,034	834,033

		4,395,410
Global Equity Funds—12.8%
Oppenheimer International Growth Fund, Cl. Y	125,849	1,926,754
Oppenheimer Quest International Value Fund, Inc., Cl. Y	61,519	514,297

		2,441,051
Money Market Fund—1.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	193,382	193,382
U.S. Equity Funds—58.9%
Oppenheimer Capital Appreciation Fund, Cl. Y3	57,972	1,514,231
Oppenheimer Main Street Fund, Cl. Y	103,509	1,888,005
Oppenheimer MidCap Fund, Cl. Y3	152,926	1,434,445
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	157,690	2,600,300
Oppenheimer Value Fund, Cl. Y	293,627	3,764,299

		11,201,280

Total Investments, at Value (Cost $30,013,078)	99.6%	18,945,080
Other Assets Net of Liabilities	0.4	67,297

Net Assets	100.0%	$19,012,377

 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 29,	Gross	Gross	February 28,
	2008	Additions	Reductions	2009

Oppenheimer Capital Appreciation Fund, Cl. Y	26,373	50,212	18,613	57,972
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	101,327	219,556	49,417	271,466
Oppenheimer Core Bond Fund, Cl. Y	200,942	597,850	130,616	668,176
Oppenheimer Institutional Money Market Fund, Cl. E	202,998	14,149,551	14,159,167	193,382
Oppenheimer International Bond Fund, Cl. Y	—	182,034	29,000	153,034
Oppenheimer International Growth Fund, Cl. Y	44,433	108,943	27,527	125,849
Oppenheimer Main Street Fund, Cl. Y	36,256	89,428	22,175	103,509
Oppenheimer MidCap Fund, Cl. Y	64,678	133,045	44,797	152,926
Oppenheimer Quest International Value Fund, Inc., Cl. A	31,028	42,237	73,265	—
Oppenheimer Quest International Value Fund, Inc., Cl. Y	—	64,373	2,854	61,519
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	53,970	139,817	36,097	157,690
Oppenheimer Value Fund, Cl. Y	101,652	255,443	63,468	293,627

				Realized
		Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y		$1,514,231	$—	$218,772
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y		713,957	70,423	183,043
Oppenheimer Core Bond Fund, Cl. Y		3,561,377	56,410	202,539
Oppenheimer Institutional Money Market Fund, Cl. E		193,382	1,907	—
Oppenheimer International Bond Fund, Cl. Y		834,033	39,215	18,433
Oppenheimer International Growth Fund, Cl. Y		1,926,754	36,944	255,600
Oppenheimer Main Street Fund, Cl. Y		1,888,005	45,708	338,458
Oppenheimer MidCap Fund, Cl. Y		1,434,445	—	256,320
Oppenheimer Quest International Value Fund, Inc., Cl. A		—	—	457,743
Oppenheimer Quest International Value Fund, Inc., Cl. Y		514,297	20,826	3,022
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y		2,600,300	—	561,442
Oppenheimer Value Fund, Cl. Y		3,764,299	89,961	608,140

		$18,945,080	361,394	$3,103,512

Tax Return of Capital[a]			(16,883)

			$344,511

a.	During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Core Bond Fund were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
 OPPENHEIMER TRANSITION 2015 FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$18,945,080	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$18,945,080	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $30,013,078) —see accompanying statement of investments	$18,945,080
Cash	1,823
Receivables and other assets:
Shares of beneficial interest sold	153,006
Dividends	29,283
Investments sold	7,619
Other	4,923

Total assets	19,141,734

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	41,175
Investments purchased	30,297
Legal, auditing and other professional fees	28,030
Shareholder communications	15,686
Distribution and service plan fees	8,065
Transfer and shareholder servicing agent fees	4,169
Trustees’ compensation	400
Other	1,535

Total liabilities	129,357

Net Assets	$19,012,377

Composition of Net Assets
Par value of shares of beneficial interest	$3,694
Additional paid-in capital	33,075,752
Accumulated net investment income	158,306
Accumulated net realized loss on investments	(3,157,377)
Net unrealized depreciation on investments	(11,067,998)

Net Assets	$19,012,377

 OPPENHEIMER TRANSITION 2015 FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $9,344,233 and 1,807,022 shares of beneficial interest outstanding)	$5.17
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.49
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,539,526 and 301,522 shares of beneficial interest outstanding)	$5.11
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,946,339 and 773,537 shares of beneficial interest outstanding)	$5.10
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,019,671 and 780,518 shares of beneficial interest outstanding)	$5.15
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $162,608 and 31,248 shares of beneficial interest outstanding)	$5.20
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2009

Investment Income
Dividends from affiliated companies	$344,511
Interest	335
Other income	144

Total investment income	344,990

Expenses
Distribution and service plan fees:
Class A	25,752
Class B	18,203
Class C	29,939
Class N	17,382
Transfer and shareholder servicing agent fees:
Class A	18,730
Class B	3,533
Class C	9,192
Class N	9,661
Class Y	144
Shareholder communications:
Class A	9,848
Class B	2,966
Class C	6,406
Class N	3,483
Class Y	67
Legal, auditing and other professional fees	33,788
Trustees’ compensation	595
Custodian fees and expenses	114
Other	5,713

Total expenses	195,516
Less reduction to custodian expenses	(91)
Less waivers and reimbursements of expenses	(5,115)

Net expenses	190,310

Net Investment Income	154,680

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(3,103,512)
Distributions received from affiliated companies	7,628

Net realized loss	(3,095,884)
Net change in unrealized depreciation on investments	(9,930,597)

Net Decrease in Net Assets Resulting from Operations	$(12,871,801)

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2009	2008

Operations
Net investment income	$154,680	$113,085
Net realized gain (loss)	(3,095,884)	282,540
Net change in unrealized depreciation	(9,930,597)	(1,146,287)

Net decrease in net assets resulting from operations	(12,871,801)	(750,662)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(173,172)
Class B	—	(20,356)
Class C	—	(36,066)
Class N	—	(36,346)
Class Y	—	(4,264)

	—	(270,204)
Distributions from net realized gain:
Class A	(79,101)	—
Class B	(13,381)	—
Class C	(29,471)	—
Class N	(32,753)	—
Class Y	(831)	—

	(155,537)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	8,710,658	5,908,174
Class B	1,415,717	1,223,386
Class C	4,004,393	2,079,156
Class N	5,356,459	1,660,378
Class Y	64,756	202,939

	19,551,983	11,074,033

Net Assets
Total increase	6,524,645	10,053,167
Beginning of period	12,487,732	2,434,565

End of period (including accumulated net investment income (loss) of $158,306 and $(15), respectively)	$19,012,377	$12,487,732

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.70	$10.18	$10.00

Income (loss) from investment operations:
Net investment income[2]	.08	.15	.01
Net realized and unrealized gain (loss)	(4.56)	(.34)	.17

Total from investment operations	(4.48)	(.19)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.29)	—
Distributions from net realized gain	(.05)	—	—

Net asset value, end of period	$5.17	$9.70	$10.18

Total Return, at Net Asset Value[3]	(46.29)%	(2.12)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,344	$7,533	$2,177

Average net assets (in thousands)	$10,329	$5,227	$1,362

Ratios to average net assets:[4]
Net investment income	1.01%	1.45%	0.25%
Total expenses[5]	0.74%	1.03%	6.99%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.83%	0.87%

Portfolio turnover rate	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.66%
Period Ended February 28, 2007	7.62%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.66	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	.10	(.01)
Net realized and unrealized gain (loss)	(4.50)	(.38)	.18

Total from investment operations	(4.50)	(.28)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.23)	—
Distributions from net realized gain	(.05)	—	—

Net asset value, end of period	$5.11	$9.66	$10.17

Total Return, at Net Asset Value[4]	(46.69)%	(2.92)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,539	$1,263	$139

Average net assets (in thousands)	$1,825	$623	$20

Ratios to average net assets:[5]
Net investment income (loss)	0.06%	0.95%	(0.57)%
Total expenses[6]	1.56%	2.49%	52.30%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.62%	1.55%

Portfolio turnover rate	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.20%
Year Ended February 29, 2008	3.12%
Period Ended February 28, 2007	52.93%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.65	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.03	.17	(.01)
Net realized and unrealized gain (loss)	(4.53)	(.44)	.18

Total from investment operations	(4.50)	(.27)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.25)	—
Distributions from net realized gain	(.05)	—	—

Net asset value, end of period	$5.10	$9.65	$10.17

Total Return, at Net Asset Value[3]	(46.74)%	(2.88)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,946	$1,994	$99

Average net assets (in thousands)	$3,006	$862	$60

Ratios to average net assets:[4]
Net investment income (loss)	0.34%	1.67%	(0.65)%
Total expenses[5]	1.73%	2.03%	17.07%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.52%	1.62%

Portfolio turnover rate	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.37%
Year Ended February 29, 2008	2.66%
Period Ended February 28, 2007	17.70%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.68	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.20	— [3]
Net realized and unrealized gain (loss)	(4.56)	(.44)	.18

Total from investment operations	(4.48)	(.24)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.26)	—
Distributions from net realized gain	(.05)	—	—

Net asset value, end of period	$5.15	$9.68	$10.18

Total Return, at Net Asset Value[4]	(46.38)%	(2.52)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,020	$1,510	$19

Average net assets (in thousands)	$3,491	$783	$5

Ratios to average net assets:[5]
Net investment income	1.09%	1.95%	0.02%
Total expenses[6]	1.10%	1.16%	42.59%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.09%	1.12%

Portfolio turnover rate	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.74%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	43.22%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.72	$10.19	$10.00

Income (loss) from investment operations:
Net investment income[2]	.07	.22	.01
Net realized and unrealized gain (loss)	(4.54)	(.40)	.18

Total from investment operations	(4.47)	(.18)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.29)	—
Distributions from net realized gain	(.05)	—	—

Net asset value, end of period	$5.20	$9.72	$10.19

Total Return, at Net Asset Value[3]	(46.09)%	(2.02)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163	$188	$1

Average net assets (in thousands)	$165	$74	$1

Ratios to average net assets:[4]
Net investment income	0.91%	2.08%	0.48%
Total expenses[5]	0.32%	0.75%	110.56%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.32%	0.61%	0.55%

Portfolio turnover rate	38%	24%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	0.96%
Year Ended February 29, 2008	1.38%
Period Ended February 28, 2007	111.19%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2015 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing assets
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
 OPPENHEIMER TRANSITION 2015 FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$158,636	$—	$863,514	$13,361,861

1.	As of February 28, 2009, the Fund had $456,584 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$456,584

2.	As of February 28, 2009, the Fund had $406,930 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 29, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase	Increase
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$3,641	$3,641
The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	Year Ended	Year Ended
	February 28, 2009	February 29, 2008

Distributions paid from:
Ordinary income	$—	$270,204
Long-term capital gain	155,537	—

Total	$155,537	$270,204

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$32,306,941

Gross unrealized appreciation	$177,434
Gross unrealized depreciation	(13,539,295)

Net unrealized depreciation	$(13,361,861)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$258
Payments Made to Retired Trustees	20
Accumulated Liability as of February 28, 2009	238
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation
 OPPENHEIMER TRANSITION 2015 FUND

they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	1,538,984	$12,301,753	683,235	$7,225,902
Dividends and/or distributions reinvested	12,135	72,085	16,055	168,420
Redeemed	(521,041)	(3,663,180)	(136,138)	(1,486,148)

Net increase	1,030,078	$8,710,658	563,152	$5,908,174

Class B
Sold	231,776	$1,847,860	127,657	$1,332,860
Dividends and/or distributions reinvested	2,115	12,412	1,877	20,067
Redeemed	(63,212)	(444,555)	(12,334)	(129,541)

Net increase	170,679	$1,415,717	117,200	$1,223,386

Class C
Sold	727,037	$5,237,862	207,400	$2,185,546
Dividends and/or distributions reinvested	3,841	22,508	3,297	34,452
Redeemed	(163,996)	(1,255,977)	(13,748)	(140,842)

Net increase	566,882	$4,004,393	196,949	$2,079,156

Class N
Sold	1,343,471	$11,025,256	219,066	$2,331,873
Dividends and/or distributions reinvested	4,767	28,220	3,455	36,238
Redeemed	(723,594)	(5,697,017)	(68,554)	(707,733)

Net increase	624,644	$5,356,459	153,967	$1,660,378

Class Y
Sold	23,732	$176,942	23,372	$247,714
Dividends and/or distributions reinvested	138	826	403	4,236
Redeemed	(11,931)	(113,012)	(4,566)	(49,011)

Net increase	11,939	$64,756	19,209	$202,939

 OPPENHEIMER TRANSITION 2015 FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$26,826,230	$7,125,344
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2009 was 0.55%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2009, the Fund paid $36,135 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the
 OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $37,652, $39,672 and $84,766, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$52,162	$—	$7,666	$178	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2009, the Manager reimbursed the Fund $83 and $2,420 for the Class B and Class C shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended February 28, 2009, OFS waived $1,172 and $991 for Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended February 28, 2009, the Manager waived $57 for IMMF management fees.
 OPPENHEIMER TRANSITION 2015 FUND

The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of Oppenheimer Quest International Value Fund, Inc. which, for the year ended February 28, 2009, was $392.
 OPPENHEIMER TRANSITION 2015 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2020 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2020 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2020 Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value

Investment Companies—99.9%[1]
Alternative Investment Fund—3.8%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	409,949	$1,078,165
Fixed Income Fund—10.7%
Oppenheimer Core Bond Fund, Cl. Y	579,556	3,089,032
Global Equity Funds—15.1%
Oppenheimer International Growth Fund, Cl. Y	197,989	3,031,208
Oppenheimer Quest International Value Fund, Inc., Cl. Y	158,869	1,328,142

		4,359,350
Money Market Fund—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	85,878	85,878
U.S. Equity Funds—70.0%
Oppenheimer Capital Appreciation Fund, Cl. Y3	170,294	4,448,076
Oppenheimer Main Street Fund, Cl. Y	162,623	2,966,236
Oppenheimer MidCap Fund, Cl. Y3	294,371	2,761,201
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	249,252	4,110,162
Oppenheimer Value Fund, Cl. Y	460,767	5,907,030

		20,192,705

Total Investments, at Value (Cost $46,932,541)	99.9%	28,805,130
Other Assets Net of Liabilities	0.1	37,530

Net Assets	100.0%	$28,842,660

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	February 29,	Gross	Gross	February 28,
	2008	Additions	Reductions	2009

Oppenheimer Capital Appreciation Fund, Cl. Y	52,994	131,834	14,534	170,294
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	134,076	314,647	38,774	409,949
Oppenheimer Core Bond Fund, Cl. Y	180,129	445,693	46,266	579,556
Oppenheimer Institutional Money Market Fund, Cl. E	698,973	19,845,388	20,458,483	85,878
Oppenheimer International Growth Fund, Cl. Y	59,676	154,737	16,424	197,989
Oppenheimer Main Street Fund, Cl. Y	48,875	126,976	13,228	162,623
Oppenheimer MidCap Fund, Cl. Y	87,179	233,638	26,446	294,371
Oppenheimer Quest International Value Fund, Inc., Cl. A	42,139	96,840	138,979	—
Oppenheimer Quest International Value Fund, Inc., Cl. Y	—	168,783	9,914	158,869
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	72,665	199,171	22,584	249,252
Oppenheimer Value Fund, Cl. Y	136,720	362,489	38,442	460,767
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$4,448,076	$—	$309,478
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	1,078,165	104,886	248,314
Oppenheimer Core Bond Fund, Cl. Y	3,089,032	48,420	127,022
Oppenheimer Institutional Money Market Fund, Cl. E	85,878	3,079	—
Oppenheimer International Growth Fund, Cl. Y	3,031,208	59,941	203,638
Oppenheimer Main Street Fund, Cl. Y	2,966,236	74,382	264,891
Oppenheimer MidCap Fund, Cl. Y	2,761,201	—	248,182
Oppenheimer Quest International Value Fund, Inc., Cl. A	—	—	980,599
Oppenheimer Quest International Value Fund, Inc., Cl. Y	1,328,142	55,419	5,879
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	4,110,162	—	476,709
Oppenheimer Value Fund, Cl. Y	5,907,030	146,512	510,462

	$28,805,130	492,639	$3,375,174

Tax Return of Capital[a]		(14,703)

		$477,936

a.	During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Core Bond Fund was determined to be tax return of capital distributions. The character of this distribution was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$28,805,130	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$28,805,130	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $46,932,541)—see accompanying statement of investments	$28,805,130
Cash	591
Receivables and other assets:
Shares of beneficial interest sold	220,061
Investment sold	61,373
Dividends	23,351
Other	5,086

Total assets	29,115,592

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	182,031
Legal, auditing and other professional fees	28,032
Investments purchased	24,155
Shareholder communications	17,492
Distribution and service plan fees	11,816
Transfer and shareholder servicing agent fees	7,291
Trustees’ compensation	544
Other	1,571

Total liabilities	272,932

Net Assets	$28,842,660

Composition of Net Assets
Par value of shares of beneficial interest	$5,633
Additional paid-in capital	50,354,521
Accumulated net investment income	65,685
Accumulated net realized loss on investments	(3,455,768)
Net unrealized depreciation on investments	(18,127,411)

Net Assets	$28,842,660

 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $13,814,456 and 2,690,555 shares of beneficial interest outstanding)	$5.13
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.44
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,491,327 and 489,309 shares of beneficial interest outstanding)	$5.09
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,919,419 and 1,162,472 shares of beneficial interest outstanding)	$5.09
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,483,796 and 1,264,951 shares of beneficial interest outstanding)	$5.13
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $133,662 and 25,927 shares of beneficial interest outstanding)	$5.16
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2009

Investment Income
Dividends from affiliated companies	$477,936
Interest	503
Other Income	288

Total investment income	478,727

Expenses
Distribution and service plan fees:
Class A	32,720
Class B	31,303
Class C	53,493
Class N	29,944
Transfer and shareholder servicing agent fees:
Class A	33,175
Class B	8,301
Class C	15,716
Class N	12,601
Class Y	130
Shareholder communications:
Class A	11,040
Class B	5,754
Class C	8,168
Class N	2,777
Class Y	64
Legal, auditing and other professional fees	33,785
Trustees’ compensation	781
Custodian fees and expenses	164
Other	6,722

Total expenses	286,638
Less reduction to custodian expenses	(131)
Less waivers and reimbursements of expenses	(1,678)

Net expenses	284,829

Net Investment Income	193,898

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(3,375,174)
Distributions received from affiliated companies	2,158

Net realized loss	(3,373,016)
Net change in unrealized depreciation on investments	(16,616,490)

Net Decrease in Net Assets Resulting from Operations	$(19,795,608)

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2009	2008

Operations
Net investment income	$193,898	$121,752
Net realized gain (loss)	(3,373,016)	304,828
Net change in unrealized depreciation	(16,616,490)	(1,529,316)

Net decrease in net assets resulting from operations	(19,795,608)	(1,102,736)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(85,711)	(177,172)
Class B	—	(50,759)
Class C	(2,530)	(51,853)
Class N	(40,043)	(33,855)
Class Y	(1,265)	(3,593)

	(129,549)	(317,232)
Distributions from net realized gain:
Class A	(74,641)	(579)
Class B	(14,365)	(202)
Class C	(32,865)	(195)
Class N	(38,417)	(122)
Class Y	(734)	(12)

	(161,022)	(1,110)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	14,548,077	7,667,115
Class B	1,600,894	2,952,585
Class C	7,054,451	3,122,214
Class N	8,689,530	2,839,188
Class Y	99,443	168,602

	31,992,395	16,749,704

Net Assets
Total increase	11,906,216	15,328,626
Beginning of period	16,936,444	1,607,818

End of period (including accumulated net investment income (loss) of $65,685 and $(13), respectively)	$28,842,660	$16,936,444

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.77	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.07	.15	—[3]
Net realized and unrealized gain (loss)	(4.64)	(.28)	.17

Total from investment operations	(4.57)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.27)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.07)	(.27)	—

Net asset value, end of period	$5.13	$9.77	$10.17

Total Return, at Net Asset Value[4]	(46.89)%	(1.51)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,815	$8,366	$1,391

Average net assets (in thousands)	$13,132	$5,166	$1,191

Ratios to average net assets:[5]
Net investment income (loss)	0.90%	1.46%	(0.09)%
Total expenses[6]	0.73%	1.15%	7.92%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.76%	0.84%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.38%
Year Ended February 29, 2008	1.79%
Period Ended February 28, 2007	8.58%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.72	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.08	(.02)
Net realized and unrealized gain (loss)	(4.58)	(.30)	.18

Total from investment operations	(4.60)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.22)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.03)	(.22)	—

Net asset value, end of period	$5.09	$9.72	$10.16

Total Return, at Net Asset Value[4]	(47.35)%	(2.34)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,491	$2,900	$199

Average net assets (in thousands)	$3,140	$1,463	$77

Ratios to average net assets:[5]
Net investment income (loss)	(0.20)%	0.79%	(0.96)%
Total expenses[6]	1.59%	1.94%	27.83%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.60%	1.57%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.58%
Period Ended February 28, 2007	28.49%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.71	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.21	(.02)
Net realized and unrealized gain (loss)	(4.60)	(.43)	.18

Total from investment operations	(4.59)	(.22)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.23)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.03)	(.23)	—

Net asset value, end of period	$5.09	$9.71	$10.16

Total Return, at Net Asset Value[4]	(47.28)%	(2.33)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,919	$2,843	$1

Average net assets (in thousands)	$5,370	$1,088	$1

Ratios to average net assets:[5]
Net investment income (loss)	0.18%	2.03%	(0.89)%
Total expenses[6]	1.59%	1.85%	67.57%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.52%	1.57%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.24%
Year Ended February 29, 2008	2.49%
Period Ended February 28, 2007	68.23%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.76	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.13	(.01)
Net realized and unrealized gain (loss)	(4.65)	(.29)	.17

Total from investment operations	(4.57)	(.16)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.24)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.06)	(.24)	—

Net asset value, end of period	$5.13	$9.76	$10.16

Total Return, at Net Asset Value[4]	(46.87)%	(1.74)%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,484	$2,665	$10

Average net assets (in thousands)	$6,019	$869	$2

Ratios to average net assets:[5]
Net investment income (loss)	1.17%	1.22%	(0.41)%
Total expenses[6]	0.91%	1.05%	70.58%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	1.03%	1.08%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.56%
Year Ended February 29, 2008	1.69%
Period Ended February 28, 2007	71.24%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.80	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.08	.21	— [3]
Net realized and unrealized gain (loss)	(4.64)	(.32)	.17

Total from investment operations	(4.56)	(.11)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.26)	—
Distributions from net realized gain	(.03)	— [3]	—

Total dividends and/or distributions to shareholders	(.08)	(.26)	—

Net asset value, end of period	$5.16	$9.80	$10.17

Total Return, at Net Asset Value[4]	(46.59)%	(1.23)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134	$162	$7

Average net assets (in thousands)	$193	$94	$2

Ratios to average net assets:[5]
Net investment income	0.98%	1.96%	0.09%
Total expenses[6]	0.24%	0.58%	86.01%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.24%	0.51%	0.55%

Portfolio turnover rate	16%	26%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	0.89%
Year Ended February 29, 2008	1.22%
Period Ended February 28, 2007	86.67%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2020 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seek income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing assets
 OPPENHEIMER TRANSITION 2020 FUND

and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$66,122	$—	$1,240,730	$20,342,450

1.	As of February 28, 2009, the Fund had $201,118 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2009, details of the capital loss carryforward(s) were as follows:

Expiring

2017	$201,118

2.	As of February 28, 2009, the Fund had $1,039,612 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 29, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
 OPPENHEIMER TRANSITION 2020 FUND

Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase
Increase to	to Accumulated
Accumulated Net	Net Realized
Investment	Loss on
Income	Investments

$1,349	$1,349
The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	Year Ended	Year Ended
	February 28, 2009	February 29, 2008

Distributions paid from:
Ordinary income	$129,549	$318,342
Long-term capital gain	161,022	—

Total	$290,571	$318,342

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$49,147,580

Gross unrealized appreciation	$235,460
Gross unrealized depreciation	(20,577,910)

Net unrealized depreciation	$(20,342,450)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$345
Payments Made to Retired Trustees	27
Accumulated Liability as of February 28, 2009	318
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation
 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent
 OPPENHEIMER TRANSITION 2020 FUND

on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,274,077	$17,838,937	861,139	$9,206,136
Dividends and/or distributions reinvested	23,819	140,769	16,276	172,359
Redeemed	(463,789)	(3,431,629)	(157,709)	(1,711,380)

Net increase	1,834,107	$14,548,077	719,706	$7,667,115

Class B
Sold	294,265	$2,387,992	311,195	$3,284,603
Dividends and/or distributions reinvested	2,409	14,138	4,735	49,955
Redeemed	(105,875)	(801,236)	(37,035)	(381,973)

Net increase	190,799	$1,600,894	278,895	$2,952,585

Class C
Sold	1,084,824	$8,576,035	304,997	$3,245,582
Dividends and/or distributions reinvested	5,225	30,674	4,642	48,930
Redeemed	(220,219)	(1,552,258)	(17,097)	(172,298)

Net increase	869,830	$7,054,451	292,542	$3,122,214

Class N
Sold	1,585,234	$12,552,479	317,563	$3,315,631
Dividends and/or distributions reinvested	10,984	64,592	3,206	33,953
Redeemed	(604,260)	(3,927,541)	(48,796)	(510,396)

Net increase	991,958	$8,689,530	271,973	$2,839,188

Class Y
Sold	32,614	$281,228	21,907	$234,907
Dividends and/or distributions reinvested	336	1,999	337	3,579
Redeemed	(23,511)	(183,784)	(6,413)	(69,884)

Net increase	9,439	$99,443	15,831	$168,602

 OPPENHEIMER TRANSITION 2020 FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$37,266,735	$4,377,885
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2009 was 0.57%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2009, the Fund paid $63,961 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales
 OPPENHEIMER TRANSITION 2020 FUND

charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $90,598, $81,376 and $100,107, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$101,568	$44	$16,640	$642	$590
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2009, the Manager reimbursed the Fund $15 for Class C shares. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended February 28, 2009, OFS waived $141, $371 and $224 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended February 28, 2009, the Manager waived $52 for IMMF management fees.
     The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund’s investment in the Class A shares of Oppenheimer Quest International Value Fund, Inc. which, for the year ended February 28, 2009, was $875.
 OPPENHEIMER TRANSITION 2020 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2025 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2025 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2025 Fund as of February 28, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value

Investment Companies—99.2%[1]
Alternative Investment Fund—3.7%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	105,477	$277,403
Fixed Income Fund—9.8%
Oppenheimer Core Bond Fund, Cl. Y	139,025	741,007
Global Equity Funds—19.8%
Oppenheimer Developing Markets Fund, Cl. Y	27,003	370,219
Oppenheimer International Growth Fund, Cl. Y	50,622	775,023
Oppenheimer Quest International Value Fund, Inc., Cl. Y	42,820	357,968

		1,503,210
Money Market Fund—1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	114,755	114,755
U.S. Equity Funds—64.4%
Oppenheimer Capital Appreciation Fund, Cl. Y3	44,052	1,150,627
Oppenheimer Main Street Fund, Cl. Y	40,880	745,648
Oppenheimer MidCap Fund, Cl. Y3	78,749	738,662
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	67,413	1,111,645
Oppenheimer Value Fund, Cl. Y	88,472	1,134,206

		4,880,788

Total Investments, at Value (Cost $9,478,289)	99.2%	7,517,163
Other Assets Net of Liabilities	0.8	57,316

Net Assets	100.0%	$7,574,479

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares					Shares
	March 4,	Gross		Gross		February 28,
	2008	Additions		Reductions		2009

Oppenheimer Capital Appreciation Fund, Cl. Y	—	55,315		11,263		44,052
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	—	136,752		31,275		105,477
Oppenheimer Core Bond Fund, Cl. Y	—	175,045		36,020		139,025
Oppenheimer Developing Markets Fund, Cl. Y	—	32,953		5,950		27,003
Oppenheimer Institutional Money Market Fund, Cl. E	—	8,729,210		8,614,455		114,755
Oppenheimer International Bond Fund, Cl. Y	—	8,239		8,239		—
Oppenheimer International Growth Fund, Cl. Y	—	63,695		13,073		50,622
Oppenheimer International Value Fund, Cl. Y	—	38,466		38,466	[a]	—
Oppenheimer Main Street Fund, Cl. Y	—	51,394		10,514		40,880
Oppenheimer MidCap Fund, Cl. Y	—	99,129		20,380		78,749
Oppenheimer Quest International Value Fund, Inc., Cl. Y	—	49,285	[a]	6,465		42,820
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	84,739		17,326		67,413
Oppenheimer Value Fund, Cl. Y	—	113,452		24,980		88,472
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$1,150,627	$—	$(156,729)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	277,403	23,587	(154,466)
Oppenheimer Core Bond Fund, Cl. Y	741,007	11,657	(90,876)
Oppenheimer Developing Markets Fund, Cl. Y	370,219	9,133	(127,303)
Oppenheimer Institutional Money Market Fund, Cl. E	114,755	899	—
Oppenheimer International Bond Fund, Cl. Y	—	38	165
Oppenheimer International Growth Fund, Cl. Y	775,023	13,107	(108,006)
Oppenheimer International Value Fund, Cl. Y	—	13,795	(19,570)
Oppenheimer Main Street Fund, Cl. Y	745,648	14,493	(92,765)
Oppenheimer MidCap Fund, Cl. Y	738,662	—	(122,162)
Oppenheimer Quest International Value Fund, Inc., Cl. Y	357,968	12,861	(52,205)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	1,111,645	—	(183,840)
Oppenheimer Value Fund, Cl. Y	1,134,206	21,651	(143,762)

	$7,517,163	$121,221	$(1,251,519)

a.	All or a portion is the result of a corporate action.

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$7,517,163	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$7,517,163	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $9,478,289)— see accompanying statement of investments	$7,517,163
Cash	542
Receivables and other assets:
Shares of beneficial interest sold	248,948
Dividends	5,789
Other	3,729

Total assets	7,776,171

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	136,084
Investments purchased	30,139
Legal, auditing and other professional fees	26,435
Shareholder communications	4,420
Distribution and service plan fees	2,999
Transfer and shareholder servicing agent fees	1,234
Trustees’ compensation	19
Other	362

Total liabilities	201,692

Net Assets	$7,574,479

Composition of Net Assets
Par value of shares of beneficial interest	$1,417
Additional paid-in capital	10,692,950
Accumulated net investment loss	(2)
Accumulated net realized loss on investments	(1,158,760)
Net unrealized depreciation on investments	(1,961,126)

Net Assets	$7,574,479

 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,667,220 and 497,981 shares of beneficial interest outstanding)	$5.36
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.69
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $192,298 and 36,065 shares of beneficial interest outstanding)	$5.33
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $ 1,690,924 and 317,326 shares of beneficial interest outstanding)	$5.33
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,817,800 and 526,737 shares of beneficial interest outstanding)	$5.35
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $206,237 and 38,494 shares of beneficial interest outstanding)	$5.36
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF OPERATIONS For the Period Ended February 28, 20091

Investment Income
Dividends from affiliated companies	$121,221
Interest	50

Total investment income	121,271

Expenses
Distribution and service plan fees:
Class A	3,053
Class B	1,064
Class C	6,572
Class N	5,421
Transfer and shareholder servicing agent fees:
Class A	2,377
Class B	344
Class C	2,609
Class N	3,087
Class Y	33
Shareholder communications:
Class A	4,361
Class B	2,635
Class C	5,735
Class N	2,281
Class Y	596
Legal, auditing and other professional fees	32,867
Trustees’ compensation	44
Custodian fees and expenses	19
Other	3,059

Total expenses	76,157
Less waivers and reimbursements of expenses	(33,743)

Net expenses	42,414

Net Investment Income	78,857

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(1,251,519)
Distributions received from affiliated companies	96,781

Net realized loss	(1,154,738)
Net change in unrealized depreciation on investments	(1,961,126)

Net Decrease in Net Assets Resulting from Operations	$(3,037,007)

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
February 28,
2009[1]

Operations
Net investment income	$78,857
Net realized loss	(1,154,738)
Net change in unrealized depreciation	(1,961,126)

Net decrease in net assets resulting from operations	(3,037,007)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(36,781)
Class B	(1,401)
Class C	(16,954)
Class N	(26,816)
Class Y	(4,223)

(86,175)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	3,921,354
Class B	267,477
Class C	2,188,290
Class N	3,886,001
Class Y	330,539

10,593,661

Net Assets
Total increase	7,470,479
Beginning of period	104,000 [2]

End of period (including accumulated net investment loss of $2 for the period ended February 28, 2009)	$7,574,479

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Reflects the value of the Manager’s initial seed money investment on February 8, 2008.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS

Period Ended
February 28,
Class A	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.15
Net realized and unrealized loss	(4.71)

Total from investment operations	(4.56)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)

Net asset value, end of period	$5.36

Total Return, at Net Asset Value[3]	(45.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,667

Average net assets (in thousands)	$1,787

Ratios to average net assets:4
Net investment income	2.19%
Total expenses[5]	1.51%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%

Portfolio turnover rate	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	2.14%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
February 28,
Class B	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05
Net realized and unrealized loss	(4.66)

Total from investment operations	(4.61)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)

Net asset value, end of period	$5.33

Total Return, at Net Asset Value[3]	(46.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192

Average net assets (in thousands)	$128

Ratios to average net assets:4
Net investment income	0.67%
Total expenses[5]	4.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%

Portfolio turnover rate	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	4.89%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

Period Ended
February 28,
Class C	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.13
Net realized and unrealized loss	(4.74)

Total from investment operations	(4.61)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)

Net asset value, end of period	$5.33

Total Return, at Net Asset Value[3]	(46.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,691

Average net assets (in thousands)	$691

Ratios to average net assets:4
Net investment income	2.00%
Total expenses[5]	3.01%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%

Portfolio turnover rate	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	3.64%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
February 28,
Class N	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.13
Net realized and unrealized loss	(4.71)

Total from investment operations	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)

Net asset value, end of period	$5.35

Total Return, at Net Asset Value[3]	(45.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,818

Average net assets (in thousands)	$1,139

Ratios to average net assets:4
Net investment income	1.92%
Total expenses[5]	1.81%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%

Portfolio turnover rate	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	2.44%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

Period Ended
February 28,
Class Y	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.14
Net realized and unrealized loss	(4.69)

Total from investment operations	(4.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)

Net asset value, end of period	$5.36

Total Return, at Net Asset Value[3]	(45.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206

Average net assets (in thousands)	$215

Ratios to average net assets:4
Net investment income	1.83%
Total expenses[5]	1.34%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%

Portfolio turnover rate	64%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	1.97%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2025 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in
 OPPENHEIMER TRANSITION 2025 FUND

pricing an asset or liability are classified as “Level 3”. The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2]	Income Tax Purposes

$—	$—	$48,560	$3,071,326

1.	As of February 28, 2009, the Fund had $48,560 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$48,560

2.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
 OPPENHEIMER TRANSITION 2025 FUND

Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to
	Reduction to	Accumulated
	Accumulated	Net Realized
Reduction	Net Investment	Loss on
to Paid-in Capital	Loss	Investments

$3,294	$7,316	$4,022
The tax character of distributions paid during the period ended February 28, 2009 was as follows:

Period Ended
February 28, 2009

Distributions paid from:
Ordinary income	$86,175
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,588,489

Gross unrealized appreciation	$14,772
Gross unrealized depreciation	(3,086,098)

Net unrealized depreciation	$(3,071,326)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER TRANSITION 2025 FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended February 28, 2009[1,2]
	Shares	Amount

Class A
Sold	625,500	$4,832,859
Dividends and/or distributions reinvested	2,853	17,548
Redeemed	(140,372)	(929,053)

Net increase	487,981	$3,921,354

Class B
Sold	48,639	$343,777
Dividends and/or distributions reinvested	137	839
Redeemed	(12,811)	(77,139)

Net increase	35,965	$267,477

Class C
Sold	423,911	$2,942,303
Dividends and/or distributions reinvested	2,023	12,382
Redeemed	(108,708)	(766,395)

Net increase	317,226	$2,188,290

Class N
Sold	821,038	$5,981,864
Dividends and/or distributions reinvested	4,043	24,825
Redeemed	(298,444)	(2,120,688)

Net increase	526,637	$3,886,001

Class Y
Sold	76,953	$551,698
Dividends and/or distributions reinvested	542	3,325
Redeemed	(39,101)	(224,484)

Net increase	38,394	$330,539

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on February 8, 2008.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$13,242,233	$2,637,227
 OPPENHEIMER TRANSITION 2025 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the period ended February 28, 2009 was 0.59%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended February 28, 2009, the Fund paid $5,891 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be
 OPPENHEIMER TRANSITION 2025 FUND

entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $435, $10,808 and $28,558, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Period Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$7,757	$—	$464	$55	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the period ended February 28, 2009, the Manager reimbursed the Fund $11,453, $3,319, $8,985, $7,122 and $1,530 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the period ended February 28, 2009, OFS waived $42, $577 and $706 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the period ended February 28, 2009, the Manager waived $9 for IMMF management fees.
 OPPENHEIMER TRANSITION 2025 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2030 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2030 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2030 Fund as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value

Investment Companies—99.7%[1]
Alternative Investment Fund—3.8%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	518,226	$1,362,935
Fixed Income Fund—10.6%
Oppenheimer Core Bond Fund, Cl. Y	717,403	3,823,760
Global Equity Funds—14.8%
Oppenheimer Developing Markets Fund, Cl. Y	253,269	3,472,311
Oppenheimer International Growth Fund, Cl. Y	122,183	1,870,624

		5,342,935
Money Market Fund—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	241,414	241,414
U.S. Equity Funds—69.8%
Oppenheimer Capital Appreciation Fund, Cl. Y3	280,532	7,327,492
Oppenheimer Main Street Fund, Cl. Y	201,619	3,677,516
Oppenheimer MidCap Fund, Cl. Y3	369,218	3,463,261
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	312,454	5,152,367
Oppenheimer Value Fund, Cl. Y	430,434	5,518,170

		25,138,806

Total Investments, at Value (Cost $59,775,533)	99.7%	35,909,850
Other Assets Net of Liabilities	0.3	124,392

Net Assets	100.0%	$36,034,242

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	Feb. 29, 2008	Additions	Reductions	Feb. 28, 2009

Oppenheimer Capital Appreciation Fund, Cl. Y	78,955	212,874	11,297	280,532
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	139,556	400,477	21,807	518,226
Oppenheimer Core Bond Fund, Cl. Y	204,451	539,727	26,775	717,403
Oppenheimer Developing Markets Fund, Cl. Y	42,478	219,488	8,697	253,269
Oppenheimer Institutional Money Market Fund, Cl. E	185,164	21,463,659	21,407,409	241,414
Oppenheimer International Growth Fund, Cl. Y	33,759	93,176	4,752	122,183
Oppenheimer Main Street Fund, Cl. Y	56,631	152,674	7,686	201,619
Oppenheimer MidCap Fund, Cl. Y	100,391	284,109	15,282	369,218
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	83,890	241,570	13,006	312,454
Oppenheimer Value Fund, Cl. Y	119,497	327,721	16,784	430,434
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$7,327,492	$—	$233,845
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	1,362,935	122,869	133,572
Oppenheimer Core Bond Fund, Cl. Y	3,823,760	57,873	59,081
Oppenheimer Developing Markets Fund, Cl. Y	3,472,311	99,178	238,794
Oppenheimer Institutional Money Market Fund, Cl. E	241,414	3,620	—
Oppenheimer International Growth Fund, Cl. Y	1,870,624	33,841	50,846
Oppenheimer Main Street Fund, Cl. Y	3,677,516	83,185	152,058
Oppenheimer MidCap Fund, Cl. Y	3,463,261	—	128,587
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	5,152,367	—	271,474
Oppenheimer Value Fund, Cl. Y	5,518,170	123,483	206,660

	$35,909,850	524,049	$1,474,917

Tax Return of Capital[a]		(16,006)

		$508,043

a.	During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Core Bond Fund were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$35,909,850	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$35,909,850	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $59,775,533)— see accompanying statement of investments	$35,909,850
Cash	8,460
Receivables and other assets:
Shares of beneficial interest sold	368,447
Dividends	28,493
Other	5,371

Total assets	36,320,621

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	116,673
Investments purchased	95,201
Legal, auditing and other professional fees	28,783
Shareholder communications	19,360
Distribution and service plan fees	14,275
Transfer and shareholder servicing agent fees	10,140
Trustees’ compensation	620
Other	1,327

Total liabilities	286,379

Net Assets	$36,034,242

Composition of Net Assets
Par value of shares of beneficial interest	$7,020
Additional paid-in capital	60,610,521
Accumulated net investment income	37,604
Accumulated net realized loss on investments	(755,220)
Net unrealized depreciation on investments	(23,865,683)

Net Assets	$36,034,242

 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $15,691,386 and 3,046,449 shares of beneficial interest outstanding)	$5.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.46
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,342,648 and 654,887 shares of beneficial interest outstanding)	$5.10
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,176,745 and 1,602,493 shares of beneficial interest outstanding)	$5.10
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,512,935 and 1,655,948 shares of beneficial interest outstanding)	$5.14
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $ 310,528 and 59,948 shares of beneficial interest outstanding)	$5.18
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2009

Investment Income
Dividends from affiliated companies	$508,043
Interest	603
Other Income	797

Total investment income	509,443

Expenses
Distribution and service plan fees:
Class A	36,268
Class B	38,253
Class C	62,460
Class N	31,951
Transfer and shareholder servicing agent fees:
Class A	52,187
Class B	14,632
Class C	25,013
Class N	23,366
Class Y	773
Shareholder communications:
Class A	13,542
Class B	7,318
Class C	7,828
Class N	2,248
Class Y	19
Legal, auditing and other professional fees	33,788
Trustees’ compensation	897
Custodian fees and expenses	185
Other	7,327

Total expenses	358,055
Less reduction to custodian expenses	(126)
Less waivers and reimbursements of expenses	(18,398)

Net expenses	339,531

Net Investment Income	169,912

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(1,474,917)
Distributions received from affiliated companies	1,048,604

Net realized loss	(426,313)
Net change in unrealized depreciation on investments	(22,301,936)

Net Decrease in Net Assets Resulting from Operations	$(22,558,337)

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2009	2008

Operations
Net investment income	$169,912	$83,207
Net realized gain (loss)	(426,313)	327,811
Net change in unrealized depreciation	(22,301,936)	(1,575,725)

Net decrease in net assets resulting from operations	(22,558,337)	(1,164,707)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(85,594)	(152,942)
Class B	—	(41,272)
Class C	(3,244)	(51,161)
Class N	(34,811)	(24,360)

Class Y	(3,125)	(9,125)

	(126,774)	(278,860)
Distributions from net realized gain:
Class A	(140,399)	—
Class B	(30,946)	—
Class C	(65,935)	—
Class N	(66,850)	—
Class Y	(3,071)	—

	(307,201)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	15,746,095	9,505,848
Class B	3,099,166	2,782,765
Class C	9,474,285	3,589,524
Class N	11,348,186	2,435,412
Class Y	130,892	278,847

	39,798,624	18,592,396

Net Assets
Total increase	16,806,312	17,148,829
Beginning of period	19,227,930	2,079,101

End of period (including accumulated net investment income (loss) of $37,604 and $(15) respectively)	$36,034,242	$19,227,930

See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 29,	February 28,
Class A Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.90	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.06	.10	(.01)
Net realized and unrealized gain (loss)	(4.73)	(.17)	.20

Total from investment operations	(4.67)	(.07)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.22)	—
Distribution from net realized gain	(.05)	—	—

Total dividens and/or distributions to shareholders	(.08)	(.22)	—

Net asset value, end of period	$5.15	$9.90	$10.19

Total Return, at Net Asset Value[3]	(47.24)%	(0.85)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,691	$10,293	$1,491

Average net assets (in thousands)	$14,554	$5,394	$1,200

Ratios to average net assets:[4]
Net investment income (loss)	0.81%	0.90%	(0.58)%
Total expenses[5]	0.83%	1.24%	7.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.81%	0.80%

Portfolio turnover rate	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.51%
Year Ended February 29, 2008	1.93%
Period Ended February 28, 2007	8.31%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class B Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	.04	(.03)
Net realized and unrealized gain (loss)	(4.67)	(.19)	.20

Total from investment operations	(4.69)	(.15)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.18)	—
Distribution from net realized gain	(.05)	—	—

Total dividens and/or distributions to shareholders	(.05)

Net asset value, end of period	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[3]	(47.71)%	(1.58)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,343	$2,834	$282

Average net assets (in thousands)	$3,841	$1,404	$105

Ratios to average net assets:[4]
Net investment income (loss)	(0.22)%	0.37%	(1.44)%
Total expenses[5]	1.70%	2.12%	16.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.56%	1.54%

Portfolio turnover rate	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.38%
Year Ended February 29, 2008	2.81%
Period Ended February 28, 2007	16.99%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 29,	February 28,
Class C Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.17	(.03)
Net realized and unrealized gain (loss)	(4.70)	(.30)	.20

Total from investment operations	(4.69)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.20)	—
Distribution from net realized gain	(.05)	—	—

Total dividens and/or distributions to shareholders	(.05)	(.20)	—

Net asset value, end of period	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[4]	(47.69)%	(1.47)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,177	$3,362	$75

Average net assets (in thousands)	$6,272	$1,236	$19

Ratios to average net assets:[5]
Net investment income (loss)	0.08%	1.61%	(1.42)%
Total expenses[6]	1.65%	1.87%	45.81%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.44%	1.52%

Portfolio turnover rate	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	2.33%
Year Ended February 29, 2008	2.56%
Period Ended February 28, 2007	46.50%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 29,	February 28,
Class N Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.89	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.06	.08	(.02)
Net realized and unrealized gain (loss)	(4.73)	(.17)	.20

Total from investment operations	(4.67)	(.09)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.20)	—
Distribution from net realized gain	(.05)	—	—

Total dividens and/or distributions to shareholders	(.08)	(.20)	—

Net asset value, end of period	$5.14	$9.89	$10.18

Total Return, at Net Asset Value[3]	(47.33)%	(1.05)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,513	$2,256	$2

Average net assets (in thousands)	$6,422	$844	$1

Ratios to average net assets:[4]
Net investment income (loss)	0.81%	0.80%	(0.93)%
Total expenses[5]	1.03%	1.08%	78.18%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.05%	1.05%

Portfolio turnover rate	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	1.71%
Year Ended February 29, 2008	1.77%
Period Ended February 28, 2007	78.87%

6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 29,	February 28,
Class Y Year Ended	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.94	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.07	.08	— [3]
Net realized and unrealized gain (loss)	(4.73)	(.10)	.19

Total from investment operations	(4.66)	(.02)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.23)	—
Distribution from net realized gain	(.05)	—	—

Total dividens and/or distributions to shareholders	(.10)	(.23)	—

Net asset value, end of period	$5.18	$9.94	$10.19

Total Return, at Net Asset Value[4]	(46.97)%	(0.38)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$310	$483	$229

Average net assets (in thousands)	$484	$393	$25

Ratios to average net assets:[5]
Net investment income (loss)	0.87%	0.74%	(0.07)%
Total expenses[6]	0.29%	0.39%	3.97%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.27%	0.35%	0.19%

Portfolio turnover rate	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended February 28, 2009	0.97%
Year Ended February 29, 2008	1.08%
Period Ended February 28, 2007	4.66%

7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2030 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets
 OPPENHEIMER TRANSITION 2030 FUND

or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward	Income Tax Purposes

$38,107	$697,127	$—	$25,318,030
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase
	Reduction to	to Accumulated
	Accumulated Net	Net Realized
Increase	Investment	Loss on
to Paid-in Capital	Income	Investments[1]

$119,615	$5,519	$114,096

1.	$119,615, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
 OPPENHEIMER TRANSITION 2030 FUND

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	Year Ended	Year Ended
	February 28, 2009	February 29, 2008

Distributions paid from:
Ordinary income	$238,981	$278,860
Long-term capital gain	194,994	—

Total	$433,975	$278,860

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$61,227,880

Gross unrealized appreciation	$186,239
Gross unrealized depreciation	(25,504,269)

Net unrealized depreciation	$(25,318,030)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$376
Payments Made to Retired Trustees	29
Accumulated Liability as of February 28, 2009	347
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER TRANSITION 2030 FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,508,070	$19,431,976	1,025,472	$10,983,082
Dividends and/or distributions reinvested	34,777	204,492	13,722	147,217
Redeemed	(535,868)	(3,890,373)	(146,110)	(1,624,451)

Net increase	2,006,979	$15,746,095	893,084	$9,505,848

Class B
Sold	465,089	$3,835,183	276,827	$2,955,171
Dividends and/or distributions reinvested	5,184	30,223	3,606	38,683
Redeemed	(103,459)	(766,240)	(20,111)	(211,089)

Net increase	366,814	$3,099,166	260,322	$2,782,765

Class C
Sold	1,515,075	$11,214,791	346,072	$3,712,871
Dividends and/or distributions reinvested	10,082	58,780	4,542	48,505
Redeemed	(264,480)	(1,799,286)	(16,131)	(171,852)

Net increase	1,260,677	$9,474,285	334,483	$3,589,524

Class N
Sold	1,779,495	$13,959,171	281,718	$2,981,996
Dividends and/or distributions reinvested	12,710	74,607	2,150	23,069
Redeemed	(364,361)	(2,685,592)	(55,982)	(569,653)

Net increase	1,427,844	$11,348,186	227,886	$2,435,412

Class Y
Sold	46,465	$343,222	36,114	$388,430
Dividends and/or distributions reinvested	1,047	6,185	844	9,103
Redeemed	(36,191)	(218,515)	(10,767)	(118,686)

Net increase	11,321	$130,892	26,191	$278,847

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$42,522,721	$1,910,243
 OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2009 was 0.59%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2009, the Fund paid $95,733 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in
 OPPENHEIMER TRANSITION 2030 FUND

respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $137,888, $88,749 and $89,199, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$143,348	$806	$9,911	$1,924	$200
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2009, the Manager reimbursed the Fund $322, $2,866 and $1,548 for the Class A, Class B and Class C shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended February 28, 2009, OFS waived $3,925, $1,881, $3,589, $4,120 and $93 for Class A, Class B, Class C, Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended February 28, 2009, the Manager waived $54 for IMMF management fees.
 OPPENHEIMER TRANSITION 2030 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2040 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2040 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2040 Fund as of February 28, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
  OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value

Investment Companies—99.6%[1]
Alternative Investment Fund—3.7%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	101,549	$267,074
Fixed Income Fund—5.0%
Oppenheimer Core Bond Fund, Cl. Y	67,913	361,979
Global Equity Funds—19.9%
Oppenheimer Developing Markets Fund, Cl. Y	78,400	1,074,862
Oppenheimer International Growth Fund, Cl. Y	24,561	376,038

		1,450,900
Money Market Fund—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	91,638	91,638
U.S. Equity Funds—69.8%
Oppenheimer Capital Appreciation Fund, Cl. Y3	56,736	1,481,957
Oppenheimer Main Street Fund, Cl. Y	39,608	722,450
Oppenheimer MidCap Fund, Cl. Y3	75,771	710,733
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	64,808	1,068,682
Oppenheimer Value Fund, Cl. Y	85,453	1,095,504

		5,079,326

Total Investments, at Value (Cost $9,674,186)	99.6%	7,250,917
Other Assets Net of Liabilities	0.4	26,637

Net Assets	100.0%	$7,277,554

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	March 4,	Gross	Gross	February 28,
	2008	Additions	Reductions	2009

Oppenheimer Capital Appreciation Fund, Cl. Y	—	66,471	9,735	56,736
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	123,228	21,679	101,549
Oppenheimer Core Bond Fund, Cl. Y	—	79,621	11,708	67,913
Oppenheimer Developing Markets Fund, Cl. Y	—	90,439	12,039	78,400
Oppenheimer Institutional Money Market Fund, Cl. E	—	6,446,848	6,355,210	91,638
Oppenheimer International Bond Fund, Cl. Y	—	3,355	3,355	—
Oppenheimer International Growth Fund, Cl. Y	—	32,690	8,129	24,561
Oppenheimer International Value Fund, Cl. Y	—	3,511	3,511	—
Oppenheimer Main Street Fund, Cl. Y	—	46,457	6,849	39,608
Oppenheimer MidCap Fund, Cl. Y	—	89,039	13,268	75,771
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	—	76,121	11,313	64,808
Oppenheimer Value Fund, Cl. Y	—	102,591	17,138	85,453
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF INVESTMENTS Continued

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$1,481,957	$—	$149,803
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	267,074	22,229	125,267
Oppenheimer Core Bond Fund, Cl. Y	361,979	5,558	32,798
Oppenheimer Developing Markets Fund, Cl. Y	1,074,862	27,881	278,550
Oppenheimer Institutional Money Market Fund, Cl. E	91,638	785	—
Oppenheimer International Bond Fund, Cl. Y	—	415	1,133
Oppenheimer International Growth Fund, Cl. Y	376,038	6,281	42,510
Oppenheimer International Value Fund, Cl. Y	—	—	1,791
Oppenheimer Main Street Fund, Cl. Y	722,450	14,478	68,249
Oppenheimer MidCap Fund, Cl. Y	710,733	—	87,643
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	1,068,682	—	136,116
Oppenheimer Value Fund, Cl. Y	1,095,504	21,825	107,179

	$7,250,917	$99,452	$1,031,039

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$7,250,917	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$7,250,917	$—

*      Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $9,674,186)—see accompanying statement of investments	$7,250,917
Cash	13,687
Receivables and other assets:
Shares of beneficial interest sold	143,666
Dividends	2,777
Other	3,691

Total assets	7,414,738

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	81,336
Legal, auditing and other professional fees	27,184
Investments purchased	19,227
Shareholder communications	4,500
Distribution and service plan fees	2,822
Transfer and shareholder servicing agent fees	1,756
Trustees’ compensation	18
Other	341

Total liabilities	137,184

Net Assets	$7,277,554

Composition of Net Assets
Par value of shares of beneficial interest	$1,365
Additional paid-in capital	10,515,503
Accumulated net investment loss	(2)
Accumulated net realized loss on investments	(816,043)
Net unrealized depreciation on investments	(2,423,269)

Net Assets	$7,277,554

 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,178,139 and 407,819 shares of beneficial interest outstanding)	$5.34
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.67

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $253,388 and 47,637 shares of beneficial interest outstanding)	$5.32

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,878,760 and 353,320 shares of beneficial interest outstanding)	$5.32

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,534,336 and 474,952 shares of beneficial interest outstanding)	$5.34

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $432,931 and 81,015 shares of beneficial interest outstanding)	$5.34
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF OPERATIONS For the Period Ended February 28, 20091

Investment Income
Dividends from affiliated companies	$99,452
Interest	49

Total investment income	99,501

Expenses
Distribution and service plan fees:
Class A	2,264
Class B	1,617
Class C	7,673
Class N	5,878
Transfer and shareholder servicing agent fees:
Class A	4,199
Class B	615
Class C	4,975
Class N	5,713
Class Y	43
Shareholder communications:
Class A	4,762
Class B	2,324
Class C	6,225
Class N	2,425
Class Y	488
Legal, auditing and other professional fees	32,867
Trustees’ compensation	43
Custodian fees and expenses	19
Other	3,074

Total expenses	85,204
Less waivers and reimbursements of expenses	(42,828)

Net expenses	42,376

Net Investment Income	57,125

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(1,031,039)
Distributions received from affiliated companies	294,552

Net realized loss	(736,487)
Net change in unrealized depreciation on investments	(2,423,269)

Net Decrease in Net Assets Resulting from Operations	$(3,102,631)

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
February 28,
2009[1]

Operations
Net investment income	$57,125
Net realized loss	(736,487)
Net change in unrealized depreciation	(2,423,269)

Net decrease in net assets resulting from operations	(3,102,631)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(28,570)
Class B	(2,557)
Class C	(17,915)
Class N	(25,153)
Class Y	(3,058)

(77,253)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	3,235,251
Class B	373,218
Class C	2,585,011
Class N	3,611,091
Class Y	548,867

10,353,438

Net Assets
Total increase	7,173,554
Beginning of period	104,000 [2]

End of period (including accumulated net investment loss of $2 for the period ended February 28, 2009)	$7,277,554

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Reflects the value of the Manager’s initial seed money investment on February 8, 2008.
See accompanying Notes to Financial Statements.
 OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS

Period Ended
February 28,
Class A	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11
Net realized and unrealized loss	(4.69)

Total from investment operations	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)

Net asset value, end of period	$5.34

Total Return, at Net Asset Value[3]	(45.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,178

Average net assets (in thousands)	$1,469

Ratios to average net assets:[4]
Net investment income	1.55%
Total expenses[5]	1.78%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%

Portfolio turnover rate	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	2.43%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
  OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
February 28,
Class B	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.04
Net realized and unrealized loss	(4.66)

Total from investment operations	(4.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)

Net asset value, end of period	$5.32

Total Return, at Net Asset Value[3]	(46.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$254

Average net assets (in thousands)	$184

Ratios to average net assets:[4]
Net investment income	0.61%
Total expenses[5]	3.55%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%

Portfolio turnover rate	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	4.20%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
  OPPENHEIMER TRANSITION 2040 FUND

Period Ended
February 28,
Class C	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.09
Net realized and unrealized loss	(4.71)

Total from investment operations	(4.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)

Net asset value, end of period	$5.32

Total Return, at Net Asset Value[3]	(46.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,879

Average net assets (in thousands)	$799

Ratios to average net assets:[4]
Net investment income	1.46%
Total expenses[5]	3.26%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%

Portfolio turnover rate	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	3.91%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
  OPPENHEIMER TRANSITION 2040 FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
February 28,
Class N	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11
Net realized and unrealized loss	(4.70)

Total from investment operations	(4.59)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)

Net asset value, end of period	$5.34

Total Return, at Net Asset Value[3]	(46.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,534

Average net assets (in thousands)	$1,231

Ratios to average net assets:[4]
Net investment income	1.71%
Total expenses[5]	2.04%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%

Portfolio turnover rate	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	2.69%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
  OPPENHEIMER TRANSITION 2040 FUND

Period Ended
February 28,
Class Y	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05
Net realized and unrealized loss	(4.63)

Total from investment operations	(4.58)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)

Net asset value, end of period	$5.34

Total Return, at Net Asset Value[3]	(45.86)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$433

Average net assets (in thousands)	$151

Ratios to average net assets:[4]
Net investment income	0.73%
Total expenses[5]	1.38%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%

Portfolio turnover rate	46%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	2.03%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
  OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2040 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing assets and liabilities are not
  OPPENHEIMER TRANSITION 2040 FUND

necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 1, 2008, the Manager waived fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
  OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward	Income Tax Purposes

$—	$130,298	$—	$3,369,610
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to
	Reduction to	Accumulated
Increase to	Accumulated	Net Realized
Paid-in Capital	Net Investment Loss	Loss on Investments[1]

$59,430	$20,126	$79,556

1.	$59,623, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
  OPPENHEIMER TRANSITION 2040 FUND

The tax character of distributions paid during the period ended February 28, 2009 was as follows:

Period Ended
February 28, 2009

Distributions paid from:
Ordinary income	$77,253
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,620,527

Gross unrealized appreciation	$8,091
Gross unrealized depreciation	(3,377,701)

Net unrealized depreciation	$(3,369,610)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
  OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended February 28, 2009[1,2]
	Shares	Amount

Class A
Sold	536,254	$4,135,448
Dividends and/or distributions reinvested	1,878	11,438
Redeemed	(140,313)	(911,635)

Net increase	397,819	$3,235,251

  OPPENHEIMER TRANSITION 2040 FUND

	Period Ended February 28, 2009[1,2]
	Shares	Amount

Class B
Sold	58,890	$437,045
Dividends and/or distributions reinvested	329	1,993
Redeemed	(11,682)	(65,820)

Net increase	47,537	$373,218

Class C
Sold	449,340	$3,227,377
Dividends and/or distributions reinvested	2,080	12,625
Redeemed	(98,200)	(654,991)

Net increase	353,220	$2,585,011

Class N
Sold	639,269	$4,862,616
Dividends and/or distributions reinvested	3,764	22,923
Redeemed	(168,181)	(1,274,448)

Net increase	474,852	$3,611,091

Class Y
Sold	98,431	$650,217
Dividends and/or distributions reinvested	362	2,206
Redeemed	(17,878)	(103,556)

Net increase	80,915	$548,867

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on February 8, 2008.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$12,432,874	$1,828,533
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the period ended February 28, 2009 was 0.61%.
  OPPENHEIMER TRANSITION 2040 FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended February 28, 2009, the Fund paid $8,078 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.25% on Class B and Class C shares and 0.75% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $4,973, $14,688 and $25,570, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
  OPPENHEIMER TRANSITION 2040 FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Period Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$13,828	$—	$205	$55	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the period ended February 28, 2009, the Manager reimbursed the Fund $12,801, $3,423, $10,781, $8,939 and $1,166 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the period ended February 28, 2009, OFS waived $750, $143, $2,338 and $2,480 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the period ended February 28, 2009, the Manager waived $7 for IMMF management fees.
  OPPENHEIMER TRANSITION 2040 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2050 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2050 Fund, including the statement of investments, as of February 28, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 4, 2008 (commencement of operations) to February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2050 Fund as of February 28, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period March 4, 2008 (commencement of operations) to February 28, 2009, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 15, 2009
   OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF INVESTMENTS February 28, 2009

	Shares	Value

Investment Companies—99.6%[1]
Alternative Investment Fund—3.4%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	37,691	$99,127
Fixed Income Fund—5.1%
Oppenheimer Core Bond Fund, Cl. Y	27,859	148,486
Global Equity Fund—19.7%
Oppenheimer Developing Markets Fund, Cl. Y	41,876	574,119
Money Market Fund—1.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.82%[2]	28,420	28,420
U.S. Equity Funds—70.4%
Oppenheimer Capital Appreciation Fund, Cl. Y3	22,961	599,726
Oppenheimer Main Street Fund, Cl. Y	16,292	297,166
Oppenheimer MidCap Fund, Cl. Y3	30,293	284,147
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	25,766	424,880
Oppenheimer Value Fund, Cl. Y	35,006	448,776

		2,054,695

Total Investments, at Value (Cost $3,880,079)	99.6%	2,904,847
Other Assets Net of Liabilities	0.4	11,299

Net Assets	100.0%	$2,916,146

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	March 4, 2008	Additions	Reductions	February 28, 2009

Oppenheimer Capital Appreciation Fund, Cl. Y	—	29,651	6,690	22,961
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	—	53,822	16,131	37,691
Oppenheimer Core Bond Fund, Cl. Y	—	35,939	8,080	27,859
Oppenheimer Developing Markets Fund, Cl. Y	—	53,568	11,692	41,876
Oppenheimer Institutional Money
Market Fund, Cl. E	—	3,020,311	2,991,891	28,420
Oppenheimer International Growth Fund, Cl. Y	—	3,901	3,901	—
Oppenheimer International Value Fund, Cl. Y	—	3,511	3,511	—
Oppenheimer Main Street Fund, Cl. Y	—	20,956	4,664	16,292
Oppenheimer MidCap Fund, Cl. Y	—	39,485	9,192	30,293
Oppenheimer Small- & Mid- Cap
Value Fund, Cl. Y	—	33,564	7,798	25,766
Oppenheimer Value Fund, Cl. Y	—	47,423	12,417	35,006
   OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF INVESTMENTS Continued

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$599,726	$—	$117,817
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	99,127	8,808	93,868
Oppenheimer Core Bond Fund, Cl. Y	148,486	2,349	25,908
Oppenheimer Developing Markets Fund, Cl. Y	574,119	17,278	299,448
Oppenheimer Institutional Money Market Fund, Cl. E	28,420	458	—
Oppenheimer International Growth Fund, Cl. Y	—	—	3,199
Oppenheimer International Value Fund, Cl. Y	—	—	1,791
Oppenheimer Main Street Fund, Cl. Y	297,166	7,095	52,973
Oppenheimer MidCap Fund, Cl. Y	284,147	—	69,298
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	424,880	—	108,329
Oppenheimer Value Fund, Cl. Y	448,776	10,600	85,461

	$2,904,847	$46,588	$858,092

2.	Rate shown is the 7-day yield as of February 28, 2009.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of February 28, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$2,904,847	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$2,904,847	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009

Assets
Investments, at value—affiliated companies (cost $3,880,079)—see accompanying statement of investment	$2,904,847
Cash	14,196
Receivables and other assets:
Shares of beneficial interest sold	32,153
Dividends	1,167
Investments sold	686
Other	3,585

Total assets	2,956,634

Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	27,184
Shares of beneficial interest redeemed	5,209
Shareholder communications	4,555
Investments purchased	1,204
Distribution and service plan fees	1,025
Transfer and shareholder servicing agent fees	942
Trustees’ compensation	10
Other	359

Total liabilities	40,488

Net Assets	$2,916,146

Composition of Net Assets
Par value of shares of beneficial interest	$554
Additional paid-in capital	4,611,647
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(720,822)
Net unrealized depreciation on investments	(975,232)

Net Assets	$2,916,146

   OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,096,496 and 208,334 shares of beneficial interest outstanding)	$5.26
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.58
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $ 60,731 and 11,580 shares of beneficial interest outstanding)	$5.24
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $ 616,743 and 117,463 shares of beneficial interest outstanding)	$5.25
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $ 957,192 and 181,724 shares of beneficial interest outstanding)	$5.27
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $184,984 and 35,248 shares of beneficial interest outstanding)	$5.25
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF OPERATIONS For the Period Ended February 28, 20091

Investment Income
Dividends from affiliated companies	$46,588
Interest	28

Total investment income	46,616

Expenses
Distribution and service plan fees:
Class A	1,305
Class B	1,355
Class C	2,785
Class N	2,000
Transfer and shareholder servicing agent fees:
Class A	6,355
Class B	592
Class C	4,350
Class N	4,030
Class Y	60
Shareholder communications:
Class A	4,917
Class B	2,140
Class C	6,147
Class N	1,931
Class Y	817
Legal, auditing and other professional fees	32,867
Trustees’ compensation	30
Custodian fees and expenses	11
Other	3,065

Total expenses	74,757
Less waivers and reimbursements of expenses	(52,580)

Net expenses	22,177

Net Investment Income	24,439

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(858,092)
Distributions received from affiliated companies	182,469

Net realized loss	(675,623)
Net change in unrealized depreciation on investments	(975,232)

Net Decrease in Net Assets Resulting from Operations	$(1,626,416)

1.    For the period from March 4, 2008 (commencement of operations) to February 28, 2009.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
February 28,
2009[1]

Operations
Net investment income	$24,439
Net realized loss	(675,623)
Net change in unrealized depreciation	(975,232)

Net decrease in net assets resulting from operations	(1,626,416)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(18,795)
Class B	(1,274)
Class C	(4,741)
Class N	(7,911)
Class Y	(2,023)

(34,744)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	1,824,171
Class B	183,144
Class C	868,925
Class N	1,317,121
Class Y	279,945

4,473,306

Net Assets
Total increase	2,812,146
Beginning of period	104,000[2]

End of period (including accumulated net investment loss of $1 for the period ended February 28, 2009)	$2,916,146

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Reflects the value of the Manager’s initial seed money investment on February 8, 2008.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS

Period Ended
February 28,
Class A	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.09
Net realized and unrealized loss	(4.74)

Total from investment operations	(4.65)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)

Net asset value, end of period	$5.26

Total Return, at Net Asset Value[3]	(46.65)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,096

Average net assets (in thousands)	$1,099

Ratios to average net assets:[4]
Net investment income	1.26%
Total expenses[5]	2.86%[6]
Expenses after payments, waivers and/or reimbursements and reduction
to custodian expenses	0.85%

Portfolio turnover rate	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses paid including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	3.51%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
February 28,
Class B	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.01
Net realized and unrealized loss	(4.71)

Total from investment operations	(4.70)

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.06)

Net asset value, end of period	$5.24

Total Return, at Net Asset Value[3]	(47.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61

Average net assets (in thousands)	$158

Ratios to average net assets:[4]
Net investment income	0.17%
Total expenses[5]	4.29%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%

Portfolio turnover rate	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	4.94%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

Period Ended
February 28,
Class C	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.06
Net realized and unrealized loss	(4.76)

Total from investment operations	(4.70)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)

Net asset value, end of period	$5.25

Total Return, at Net Asset Value[3]	(47.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$617

Average net assets (in thousands)	$304

Ratios to average net assets:[4]
Net investment income	0.96%
Total expenses[5]	6.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%

Portfolio turnover rate	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	6.77%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
February 28,
Class N	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.10
Net realized and unrealized loss	(4.76)

Total from investment operations	(4.66)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)

Net asset value, end of period	$5.27

Total Return, at Net Asset Value[3]	(46.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$957

Average net assets (in thousands)	$447

Ratios to average net assets:[4]
Net investment income	1.45%
Total expenses[5]	3.48%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%

Portfolio turnover rate	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	4.13%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

Period Ended
February 28,
Class Y	2009[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	.06
Net realized and unrealized loss	(4.70)

Total from investment operations	(4.64)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)

Net asset value, end of period	$5.25

Total Return, at Net Asset Value[3]	(46.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$185

Average net assets (in thousands)	$128

Ratios to average net assets:[4]
Net investment income	0.82%
Total expenses[5]	2.37%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%

Portfolio turnover rate	57%

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Period Ended February 28, 2009	3.02%

6.	The fiscal 2009 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund’s limited operating history at February 28, 2009.
See accompanying Notes to Financial Statements.
   OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2050 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing assets
  OPPENHEIMER TRANSITION 2050 FUND

and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
  OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS  Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation Based
			on Cost of Securities
			and Other Investments
Undistributed Net	Undistributed	Accumulated Loss	for Federal Income
Investment Income	Long-Term Gain	Carryforward	Tax Purposes

$ —	$71,327	$—	$1,767,381
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase
	Reduction	to Accumulated
Increase to	to Accumulated	Net Realized
Paid-in Capital	Net Investment Loss	Loss on Investments[1]

$34,895	$10,304	$45,199
1.  $35,081, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
  OPPENHEIMER TRANSITION 2050 FUND

The tax character of distributions paid during the period ended February 28, 2009 was as follows:

Period Ended
February 28, 2009

Distributions paid from:
Ordinary income	$34,744
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,672,228

Gross unrealized appreciation	$5,183
Gross unrealized depreciation	(1,772,564)

Net unrealized depreciation	$(1,767,381)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
  OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended February 28, 2009[1,2]
	Shares	Amount

Class A
Sold	323,070	$2,616,962
Dividends and/or distributions reinvested	1,087	6,500
Redeemed	(125,823)	(799,291)

Net increase	198,334	$1,824,171

   OPPENHEIMER TRANSITION 2050 FUND

	Period Ended February 28, 2009[1,2]
	Shares	Amount

Class B
Sold	44,064	$373,361
Dividends and/or distributions reinvested	118	704
Redeemed	(32,702)	(190,921)

Net increase	11,480	$183,144

Class C
Sold	148,126	$1,069,817
Dividends and/or distributions reinvested	543	3,247
Redeemed	(31,306)	(204,139)

Net increase	117,363	$868,925

Class N
Sold	211,014	$1,529,846
Dividends and/or distributions reinvested	1,189	7,123
Redeemed	(30,579)	(219,848)

Net increase	181,624	$1,317,121

Class Y
Sold	51,123	$375,692
Dividends and/or distributions reinvested	148	883
Redeemed	(16,123)	(96,630)

Net increase	35,148	$279,945

1.	For the period from March 4, 2008 (commencement of operations) to February 28, 2009.

2.	The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on February 8, 2008.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended February 28, 2009, were as follows:

	Purchases	Sales

Investment securities	$5,956,681	$1,241,333
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the period ended February 28, 2009 was 0.62%.
  OPPENHEIMER TRANSITION 2050 FUND

NOTES TO FINANCIAL STATEMENTS  Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended February 28, 2009, the Fund paid $4,305 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $100, $2,564 and $6,476, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
  OPPENHEIMER TRANSITION 2050 FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Period Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2009	$4,781	$—	$168	$—	$—
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the period ended February 28, 2009, the Manager reimbursed the Fund $18,178, $4,014, $10,201, $7,791 and $2,251 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the period ended February 28, 2009, OFS waived $3,713, $214, $3,443, and $2,770 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to August 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the period ended February 28, 2009, the Manager waived $5 for IMMF management fees.
   OPPENHEIMER TRANSITION 2050 FUND

Appendix A: Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A1 shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,3
  Group Retirement Plans,4
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.Waivers of Initial and Contingent Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
  A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
  Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a CDSC prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.
  Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.6
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.7
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.6
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.9
  On account of the participant's separation from service.10
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B and Class C shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and CDSC rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

  Oppenheimer Rising Dividends Fund, Inc.
  Oppenheimer Small- Mid- Cap Value Fund
  Oppenheimer Quest Balanced Fund
  Oppenheimer Quest International Value Fund, Inc.
  Oppenheimer Quest Opportunity Value Fund

These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund
  Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund
  Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund
  Quest for Value California Tax-Exempt Fund

All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and CDSCs described in this Appendix apply to shares of an Oppenheimer fund that are either:

  acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Intial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A CDSC described in the applicable fund's Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

  Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or CDSCs:
  Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
  Waiver of Class A CDSC in Certain Transactions. The Class A CDSC will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:
  Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
  withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any CDSC paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

  Oppenheimer U. S. Government Trust,
  Oppenheimer Core Bond Fund,
  Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account
  Connecticut Mutual Total Return Account
  Connecticut Mutual Government Securities Account
  CMIA LifeSpan Capital Appreciation Account
  Connecticut Mutual Income Account
  CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account
  CMIA Diversified Income Account

A. Prior Class A Contingent Deferred Sales Charge and Class A Sales Charge Waivers.

  Class A CDSC. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A CDSC that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% CDSC on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the CDSC will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

  by the estate of a deceased shareholder;
  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
  as tax-free returns of excess contributions to such retirement or employee benefit plans;
  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below, who, prior to March 11, 1996 owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

  the Manager and its affiliates,
  present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees, registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose, dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Footnotes to Appendix A:

1.	Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

3.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

5.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

6.	This provision does not apply to IRAs.
7.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
8.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
10.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B: Ratings Definitions

Ratings Definitions

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS – TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: An obligation rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likelyit will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment-Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

 Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment-grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix C: Qualifying Hybrid Instruments

Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for qualifying hybrid instruments")

(1) In general.

     Nothing in this chapter (other than section 16(e)(2)(B) of this title) governs or is applicable to a hybrid instrument that is predominantly a security.

(2)Predominance.

     A hybrid instrument shall be considered to be predominantly a security if -

     (A) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument;

     (B) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

     (C) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and

     (D) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to this chapter.

(3)Mark-to-market margining requirements.

     For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

CFTC Rule 34.3 Hybrid Instrument Exemption

     (a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case Section 2(a)(1)(B)), provided the following terms and conditions are met:

          (1)The instrument is:

               (i) An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or

               (ii) A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

          (2)The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

          (3)Provided that:

              (i) An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

               (ii) The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

               (iii) The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

         (4)The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

Appexix D: Qualifying Swap Transactions

Section 2(g) of the Commodities Exchange Act (the "Act") ("Excluded swap transactions")

     No provision of this chapter (other than section 7a (to the extent provided in section 7a(g) of this title), 7a-1, 7a-3, or 16(e)(2) of this title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is -

          (1) entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

          (2) subject to individual negotiation by the parties; and

          (3) not executed or traded on a trading facility.

CFTC Rule 35.2 Exemption

     A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

          (a) the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

          (b) the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

          (c) the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

          (d) the swap agreement is not entered into and traded on or through a multilateral transaction execution facility;

          Provided, however, that paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; provided further, that any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

Report of Independent Registered Public Accounting Firm

Financial Statements

Oppenheimer LifeCycle Funds

Internet Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

PX0000.007.0609

OPPENHEIMER TRANSITION 2040 FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23. - Exhibits

(a)     Declaration of Trust dated November 12, 2007: Previously filed with Registrant’s Initial Registration Statement (Reg. No. 333-147848), 12/5/07 and incorporated herein by reference.

(b)     By-Laws dated November 12, 2007: Previously filed with Registrant’s Initial Registration Statement, (Reg. No. 333-147848), 12/5/07 and incorporated herein by reference.

(c)     Not applicable.

(d)     Investment Advisory Agreement dated February 14, 2008: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-147848), 2/21/08, and incorporated herein by reference.

(e)     (i) General Distributor's Agreement dated February 14, 2008: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-147848), 2/21/08, and incorporated herein by reference.

     (ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

     (iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

     (iv) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

     (v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund. (Reg. No. 2-26076), 10/26/01, and incorporated herein by reference.

     (vi) Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 10/23/06, and incorporated herein by reference.

(f)     (i) Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/1/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), 5/29/09, and incorporated herein by reference.

     (ii) Amended & Restated Compensation Deferral Plan for Eligible Trustees effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), 5/29/09, and incorporated by reference.

(g)     (i)     Global Custodial Services Agreement dated July 15, 2003, as amended July 26, 2007: Previously filed with Post- Effective Amendment No. 1 to the Registration Statement of Oppenheimer Rochester Arizona Municipal Fund (Reg. No. 333-132778), 7/26/07, and incorporated herein by reference.

     (ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. 333-106014) 8/5/03, and incorporated herein by reference.

(h)     Not applicable

(i)     Opinion and Consent of Counsel dated February 19, 2008: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-147848), 2/21/08, and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated 1/25/08: Previously filed with Registrant’s Pre-Effective Amendment No. 1 (Reg. No. 333-147848), 1/25/08 to the Initial Registration Statement of the Registrant and incorporated herein by reference.

(m)

(i) Service Plan and Agreement for Class A shares dated February 14, 2008: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-147848) , 2/21/08, and incorporated herein by reference.

(ii) Distribution and Service Plan and Agreement for Class B shares dated February 14, 2008: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-147848), 2/21/08, and incorporated herein by reference.

(iii) Distribution and Service Plan and Agreement for Class C shares dated February 14, 2008: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-147848), 2/21/08, and incorporated herein by reference.

(iv) Distribution and Service Plan and Agreement for Class N shares dated February 14, 2008: Previously filed with Registrant’s Pre-Effective Amendment No. 2 (Reg. No. 333-147848), 2/21/08, and incorporated herein by reference.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08: Previously filed with the Pre-Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), 11/26/08, and incorporated herein by reference.

(o)     Power of Attorney for all Trustees/Directors and Brian Wixted, with the exception of Mary Ann Tynan, dated February 14, 2008: Previously filed with Pre-Effective Amendment No. 2 to the Initial Registration Statement of Oppenheimer Transition 2025 Fund (333-147847) 2/21/08.

     (ii.) Power of Attorney for Mary Ann Tynan, dated October 1, 2008: Previously filed with Post-Effective Amendment No. 43 to the Registration Statement of Oppenheimer Gold & Special Minerals fund (Reg. No. 2-82590), 10/2/08, and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), 9/14/07, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seven of Registrant's Declaration of Trust filed as Exhibit 23(a) to the Registrant’s Initial Registration Statement, 2/20/08, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007- April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007).
Dale Campbell. Assistant Vice President	None
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Belinda J. Cosper, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Assistant Vice President	Formerly Sr. Research Analyst (February 2008 - April 2009) and Intermediate Research Analyst (February 2006 - February 2008)
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Sara Donahue, Assistant Vice President	None
Alicia Dopico, Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Venkat Eleswarapu, Vice President	None
Peter Ellman, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Edward N. Everett, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President	Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 - April 2009.
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chief Executive Officer	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Craig Holloway Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Bear Stearns, Managing Director; Cleary Gottlieb Steen & Hamilton, Attorney
Martin S. Korn, Senior Vice President	None
Tatyana Kosheleva, Assistant Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
S. Arthur Krause, Assistant Vice President	None.
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (from October 2006 – May 2009).
John Latino, Vice President	None
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 - Feb 2009) and Portfolio Manager (August 2006 - December 2007) at ING Investment Management.
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Matthew Maley, Vice President	None
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
William T. Mazzafro, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
John McCullough, Vice President	None
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
Charles L. McKenzie, Senior Vice President

Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman & Director

Chief Executive Officer of OppenheimerFunds, Inc. (from June 2001 until December 2008); President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Vice President	None
Kristin Pak, Vice President
Lerae A. Palumbo, Assistant Vice President	None
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Jeaneen Pisarra, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President

Formerly a sector manager at RS Investment Management Co. LLC (October 2006-May 2009) and Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006 - October 2006).

Norma J. Rapini, Assistant Vice President: Rochester Division	None
Corry E. Read, Assistant Vice President	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	Formerly Legal Disclosure and Paralegal Manager at OppenheimerFunds, Inc.
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Jeffrey Schwartz, Assistant Secretary	Formerly Manager in Fund Operations at OppenheimerFunds, Inc. (Sept 2006 – May 2009).
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999-2009).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Kevin Smith, Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Director and Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 - May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 - May 2009)

The Oppenheimer Funds include the following:

Centennial Government Trust

Centennial Money Market Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring China Fund

Oppenheimer Baring Japan Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.
The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.
The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX. 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Susan Cornwell(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Corry Read(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)555 Theodore Fremd Avenue, Rye, NY 10580

(5)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

tem 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Centennial and State of Colorado on the 25th day of June, 2009.

OPPENHEIMER TRANSITION 2040 FUND

     By: /s/ John V. Murphy

     --------------------------------------------------

     John V. Murphy, President, Principal
     Executive Officer, & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                            Title                                                                       Date

Brian F. Wruble*                                 Chairman of the                                                     June 25, 2009
Brian F. Wruble                                   Board of Trustees

John V. Murphy*                                  President, Principal                                               June 25, 2009
John V. Murphy                                    Executive Officer and Trustee

Brian W. Wixted*                                Treasurer, Principal Financial                               June 25, 2009

Brian Wixted                                        & Accounting Officer

David K. Downes*                               Trustee                                                                  June 25, 2009

David K. Downes

Matthew P. Fink*                                 Trustee                                                                  June 25, 2009
Matthew P. Fink

Phillip A. Griffiths*                              Trustee                                                                 June 25, 2009

Phillip A. Griffiths

Mary F. Miller*                                    Trustee                                                                 June 25, 2009
Mary F. Miller

Joel W. Motley*                                    Trustee                                                                 June 25, 2009
Joel W. Motley

Russell S. Reynolds, Jr.*                       Trustee                                                                 June 25, 2009

Russell S. Reynolds, Jr.

Mary Ann Tynan*                                   Trustee                                                                 June 25, 2009
Mary Ann Tynan

Joseph M. Wikler*                                 Trustee                                                                 June 25, 2009
Joseph M. Wikler

Peter I. Wold*                                         Trustee                                                                June 25, 2009
Peter I. Wold

*By:     /s/ Kathleen T. Ives
     Kathleen T. Ives, Attorney-in-Fact

OPPENHEIMER TRANSITION 2040 FUND

Post-Effective Amendment No. 2

Registration Statement No. 333-147848

EXHIBIT INDEX

Exhibit No.     Description

23. (j)     Consent of Independent Registered Public Accounting Firm’s Consent